                                                                    CONFIDENTIAL

                                                                   EXHIBIT 10.13



           _______________________________________________________

                     TECHNOLOGY DEVELOPMENT AND LICENSE
                                  AGREEMENT


                               by and between

                     INTERTRUST TECHNOLOGIES CORPORATION

                                     and

                         UNIVERSAL MUSIC GROUP, INC.

           _______________________________________________________



                       ______________________________

                               APRIL 13, 1999

                       ______________________________


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

1.   Definitions and Rules of Construction.........................................   1
   1.1    Definitions..............................................................   1
   1.2    Rules and Construction...................................................  11
2.   ADDITION OF AUTHORIZED VENTURES...............................................  12
   2.1    Addition of Authorized Ventures..........................................  12
   2.2    Interpretation of Definitions............................................  15
3.   TECHNOLOGY ACCESS AND SUPPORT.................................................  15
   3.1    Technology Access........................................................  16
   3.2    Training, Assistance and Technical Support...............................  16
   3.3    Additional Assistance; Further Support...................................  18
4.   UNIVERSAL LICENSES and RESTRICTIONS...........................................  18
   4.1    License Grant and Option.................................................  18
   4.2    License to InterTrust Trademarks.........................................  19
   4.3    Limited License to Clearinghouse Functions...............................  19
   4.4    No Additional Licenses...................................................  20
   4.5    General Restrictions.....................................................  20
5.   USE OF CONTRACTORS; UNIVERSAL SUPPORT AND  ADDITIONAL COVENANTS...............  20
   5.1    Use of Contractors.......................................................  20
   5.2    Universal Support of InterTrust Technology...............................  21
   5.3    Notices and Branding.....................................................  24
   5.4    InterTrust Trademarks....................................................  26
   5.5    Universal's Use of Universal Trademarks on Universal Products............  27
   5.6    Universal Trademarks.....................................................  27
   5.7    Translation of Material in Foreign Languages.............................  28
6.   LICENSE FEES AND PAYMENT TERMS................................................  28
   6.1    Fees and Royalties.......................................................  28
   6.2    [*]......................................................................  29
   6.3    Payment Procedure........................................................  30
   6.4    Currency.................................................................  30
   6.5    Taxes....................................................................  30
   6.6    Interest.................................................................  30
   6.7    Audit....................................................................  31
7.   PROPRIETARY INFORMATION AND OWNERSHIP.........................................  31
   7.1    InterTrust Ownership.....................................................  31
   7.2    Universal Ownership......................................................  31
   7.3    Universal License to InterTrust..........................................  32
8.   JOINT ACTIVITIES AND PARTNERING COMMITMENT....................................  32
   8.1    Joint Press Release......................................................  32
   8.2    Promotion and Marketing..................................................  33
   8.3    Technology Advisory Committee............................................  33
   8.4    Partnering Commitment....................................................  33
9.   CONFIDENTIALITY...............................................................  34
   9.1    Classification of Technology and Documents For Confidentiality Purposes..  34
   9.2    InterTrust Information...................................................  34
   9.3    Universal Information....................................................  36
   9.4    Exceptions...............................................................  37
   9.5    Confidentiality of Agreement and Publicity...............................  37
   9.6    Confidentiality of Payments, Audit and Certification Testing.............  38
   9.7    NDA......................................................................  38
10.  REPRESENTATIONS AND WARRANTIES................................................  38
   10.1   Representations and Warranties of Both Parties...........................  38
   10.2   Representations and Warranties of InterTrust.............................  39
   10.3   Limitation...............................................................  39
   10.4   Reporting Covenants......................................................  39
11.  INDEMNIFICATION AND REMEDIES..................................................  39
   11.1   Indemnification..........................................................  39

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

   11.2   Cumulative Remedies......................................................  41
   11.3   Equitable Remedies.......................................................  41
12.  EXCLUSION OF DAMAGES..........................................................  41
13.  TERM AND TERMINATION..........................................................  42
   13.1   Agreement................................................................  42
   13.2   Events of Termination....................................................  42
   13.3   Effect of Termination....................................................  44
   13.4   Survival.................................................................  45
14.  MISCELLANEOUS.................................................................  45
   14.1   Governing Law............................................................  45
   14.2   Venue and Jurisdiction...................................................  45
   14.3   Compliance with Law and Export Controls..................................  45
   14.4   Amendment or Modification................................................  46
   14.5   No Assignment............................................................  46
   14.6   Notices..................................................................  46
   14.7   Waiver...................................................................  47
   14.8   No Third Party Beneficiaries.............................................  47
   14.9   No Agency................................................................  47
   14.10  Severability.............................................................  47
   14.11  Counterparts; Facsimiles.................................................  47
   14.12  Force Majeure............................................................  47
   14.13  Entire Agreement.........................................................  47

                                                                    CONFIDENTIAL

                                   EXHIBITS


A    InterTrust Technology Estimated Product Deliverables

B    InterTrust Specifications

C    Trademarks

D    Authorized Development Venture Signature Page
     Authorized Clearinghouse Venture Signature Page

E    Screening Procedures

F    InterTrust Terms

G    Product Legends and Notices

H    InterTrust Mark Denoting Compliance

I    Form of InterTrust Confidentiality Agreements

J    Internal Procedures for Testing Viruses and Y2K Compliance

K    Joint Press Release

                                                                    CONFIDENTIAL

                 TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT


THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of the ___ day of April, 1999 (the "Effective Date") by and
                                                    --------------
between: INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), with offices at 460
                                               ----------
Oakmead Parkway, Sunnyvale, California; and UNIVERSAL MUSIC GROUP, INC.

("Universal,"), with offices at 70 Universal City Plaza, Universal City,
  ---------
California (each of InterTrust and Universal a "Party" and collectively the
                                                -----
"Parties"), with reference to the following:
 -------

                                   RECITALS

A. InterTrust has developed and is continuing to develop a general purpose architecture and technologies for, among other things, rights protection and event management related to electronic commerce, including securely managing electronic information delivery, use, and usage consequences. Universal is involved in, among other things, the creation, publishing and distribution of music content (and technology related thereto).

B. Universal desires to obtain a license from InterTrust to use, among other things, certain InterTrust Technology so that Universal can: (i) with respect to music content, develop and deploy computer software player applications for managing music content distribution; (ii) upon exercise of an option to expand the music content to include certain other entertainment content, develop and deploy Content Management applications to support a variety of Universal entertainment businesses; and (iii) perform Clearinghouse Function services in the manner set forth herein.

C. As set forth herein, the Parties mutually desire that Universal become an InterTrust Business Partner and offer products and services within the music field, and optionally, other content fields using InterTrust Technology.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

                  1.  DEFINITIONS AND RULES OF CONSTRUCTION.

       1.1 Definitions.  In addition to the other capitalized terms defined
           -----------
elsewhere in this Agreement, the following terms shall have the meanings set forth below:

       "Added InterTrust Marks" shall have the meaning set forth in Section
        ----------------------
5.4(a).

       "[*]" shall have the meaning set forth in Section 6.1(a).
        -----------------

       "Agent(s)" shall have the meaning set forth in Section 9.2(a).
        --------

       "Application Product(s)" means any application software for use in the
        ----------------------
Entertainment Field, including but not limited to a music player, that: (i) is developed by (or for) Universal hereunder using InterTrust Technology and/or Modified Technology solely to directly Manage end-user interaction with, and end-user administration of, Content; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software and/or Modified Technology in Object Code and/or Source Code in accordance with the licenses granted by InterTrust to Universal hereunder; (iii) is in Compliance with InterTrust Specifications; and (iv) is not enabled to perform any Clearinghouse Functions or to permit the performance of Clearinghouse Functions by any Person other than an Authorized Clearinghouse Provider except (and solely except) as directly relates to permitting a specific end-user and/or an

Universal/InterTrust Agreement                                  _______/_______


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Authorized Clearinghouse Provider, as appropriate, to pay bills on their behalf and/or otherwise direct, review, and/or receive such end-user's usage history information, or review and/or directly (at least in part) manage such end-user's specific end-user rights and permissions, but solely as directly authorized and set-up by, and subject to the direct control of an Authorized Clearinghouse Provider for, and solely for both such end-user's specific use on a single InterRights Point and for integrated cooperative operation with Clearinghouse Functions operated at a remote data center under the direct control of an Authorized Clearinghouse Provider for the purpose of efficiently providing: (a) data to such data center for such Authorized Clearinghouse Provider's Clearinghouse Function operations, and (b) certain Authorized Clearinghouse Provider's Clearinghouse Functions to operate on such end-user's InterRights Point on behalf of such Authorized Clearinghouse Provider and/or such specific single end-user, all in Compliance with InterTrust Specifications.

       "Assistance" shall have the meaning set forth in Section 3.2(a).
        ----------

       "Authorized Application Software" means software representations of
        -------------------------------
InterTrust Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit A as defined herein), that is permitted for distribution as incorporated in Application Products in accordance with the applicable licenses hereunder, solely in such form as specified on Exhibit A and in Compliance with InterTrust Specifications, as defined herein (or as otherwise designated in writing by InterTrust to Universal or as marked by InterTrust on any tangible medium representing InterTrust Technology provided to Universal hereunder); provided
                                                                     --------
that any such designations or markings shall be made and applied by InterTrust
----
in a non-discriminatory and consistent manner with respect to all Business Partners regarding similar products and/or services.

       "Authorized Clearinghouse Provider(s)" means any Person(s) that is (are)
        ------------------------------------
expressly licensed by InterTrust to engage in specified Clearinghouse Function activities and services in Compliance with InterTrust Specifications, but only to the extent: (i) of the scope of such license; and (ii) that such license is valid and in force.

       "Authorized Clearinghouse Venture" shall have the meaning set forth in
        --------------------------------
Section 2.1(b).

       "Authorized Development Venture" shall have the meaning set forth in
        ------------------------------
Section 2.1(a).

       "Authorized Venture" means the Development Venture and/or the
        ------------------
Clearinghouse Venture, as applicable in the context in which reference is made.

       "Business Partner(s)" means any Person (other than a Core Partner) with
        -------------------
whom InterTrust enters into an agreement or set of agreements, pursuant to which
InterTrust: (i)(a) directly provides early access to InterTrust Technology prior to InterTrust's first commercial release of such technology to the general public, (b) grants a general purpose license to use InterTrust Technology in software products, applications and services within one or more specific, but not most, fields, and (c) grants a license to perform Clearinghouse Functions with no materially greater scope than the license fields granted in Section 4.3 hereof in one or more specific, but not most, fields; or (ii) directly provides and grants those items of (i)(a) and (i)(b) above, or item (i)(c) above, to a Person in the Entertainment Field (as defined as of the Effective Date without exercise of the Option).

       "California Venue" shall have the meaning set forth in Section 14.2.
        ----------------

       "Certification Program(s)" shall have the meaning set forth in Section
        ------------------------
5.2(c)(i).

       "Claims" shall have the meaning set forth in Section 11.1(a).
        ------

       "Clearinghouse Function(s)" means any one or more activities including
        -------------------------
providing products and/or services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, and/or use information derived at least in part from use of such technology, in all instances in Compliance with InterTrust Specifications to: (i) enable payment fulfillment and/or provision of any other consideration (including service fees, product fees or any other fees

                                                                    CONFIDENTIAL

and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (and/or provision of any other consideration) and/or other clearing activities involving more than one Person; and/or (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more InterTrust Technology Secure Containers and/or Content, including Contents of such Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include, for example, the use of InterTrust Technology and/or Modified Technology, and/or use of information derived at least in part from any use of such technology, for: (a) financial clearing; (b) providing object registry services and rights, permissions, prices, and/or other Rules and Controls information for objects managed at least in part through the use of InterTrust Technology; (c) electronically certifying information used with or required by Rules and Controls, such as authenticating identity, class membership and/or other attributes of identity context; (d) providing information based upon auditing usage, user profiling, and/or market surveying related to more than one Person's use of one or more InterTrust Technology Secure Containers and/or Content; and/or (e) employing information derived from user exposure to Content, such as advertising exposure information.

       "Clearinghouse Product(s)" means (and is strictly limited to) any
        ------------------------
software application for use in the Entertainment Field that: (i) is developed by (or for) Universal hereunder using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology and/or Modified Technology solely in Object Code and as specified in Exhibit A, all in accordance with the licenses hereunder; (iii) is enabled to permit the performance of any Clearinghouse Functions; and (iv) is in Compliance with InterTrust Specifications.

       "Clearinghouse Venture" means a joint venture corporation or limited
        ---------------------
liability company Controlled by Universal alone or jointly with [*] and/or its Controlled affiliates, and whose: (i) principal business purpose and activity is to perform Clearinghouse Functions in the Entertainment Field and in accordance with the terms and conditions of Section 2.1(b) and other applicable terms of this Agreement; and (ii) constituent members and/or equity holders who are Competitive Entities shall neither (a) have access to any InterTrust Confidential Information or Top Secret Information by virtue of such Person's involvement in the Clearinghouse Venture, nor (b) Govern, nor participate in any manner in the Governance of, such corporation or company. Notwithstanding the foregoing, Clearinghouse Venture shall not have [*] and/or any of its Controlled affiliates (collectively, [*]) as a constituent member, equity holder, or otherwise as a participant in the Clearinghouse Venture.

       "Co-Branded" shall have the meaning set forth in Section 5.3(c).
        ----------

       "Compliance," "Compl[y][ied]" or "Compliant" means fully (and without
        -----------   -------------      ---------
exception) consistent with and fully conforming to all applicable portions of the InterTrust Specifications (as set forth in Section 5.2(b) hereof). A Universal Product and/or any associated service that has not been certified to have passed any required certification tests in the manner set forth in Section 5.2(c) hereof and/or that does not satisfy the preceding sentence hereof shall be deemed non-Compliant with InterTrust Specifications.

       "Compliant Product" shall have the meaning set forth in Section
        -----------------
5.2(c)(iii).

       "Commerce 1.1" means the software described in Exhibit A that
        ------------
incorporates InterTrust Technology, as provided by InterTrust to Universal consistent herewith.

       "Competitive Entity" means any Person who deploys and/or provides, or
        ------------------
positions itself as deploying and/or providing, Other Technology products and/or associated services to other Persons. For purposes of this definition, the development, marketing and distribution of Pre-Authorized Other Technology by [*] and its Controlled affiliates (collectively, [*]) or [*] shall not be construed to make [*] or [*], respectively, a Competitive Entity solely by virtue of such development, marketing and distribution of Pre-Authorized Other Technology.

       "Compliance Update" shall have the meaning set forth in Section 3.1(b).
        -----------------


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

       "Compromising Event" shall have the meaning set forth in Section
        ------------------
2.1(d)(ii).

       "Confidential Information" shall have the meaning set forth in Section
        ------------------------
9.1.

       "Confidentially Handled Information" shall have the meaning set forth in
        ----------------------------------
Section 2.1(d)(ii).

       "Content(s)" means any digital information representing, for example,
        ----------
text, graphics, animation, video, digital linear or non-linear motion pictures, sound and sound recordings, still images, computer programs or executable or interpretable components, and data. Content shall include, for example, any electronic representation of: (i) Rules and Controls; and/or (ii) information derived from the Management of Content.

       "Content Transaction" means any event or combination of events: (i)
        -------------------
Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications; and
(ii) in connection with which consideration of any kind (including consideration directly related to any such event or combination of events) is due and/or payable at any time to Universal and/or any other one or more Persons, at least in part, for any (a) initiated, consummated and/or performed sale, rental, lease, license, vending and/or any other comparable provision of one or more rights related to Content, and/or (b) any other use of, including any interaction with, Content (such as access to Content, including production of modified Content) where one or more rights are provided related to Content interaction; provided that, the foregoing specifically does not include secure
             -------- ----
transaction services that merely provide delivery and/or access to Content and do not Manage one or more specific rights to purchase, vend, pass along, view, read, listen, edit (including modify, cut, and/or paste), copy, play, print, execute, re-distribute, and/or similarly directly otherwise interact with such Content for a fee and/or the provision of any other consideration by one or more users, user representatives, and/or proxy payers (such as advertisers paying fee for user interaction with embedded promotional material).

       "Contractor" means any Person, including consultants, who, in
        ----------
accordance with the provisions of Section 5.1 and other provisions hereof, enters into an agreement with Universal to develop or assist in the development of Universal Products for Universal (and/or provide other services directly relating to this Agreement) and who, in that regard, has access to InterTrust Technology and/or InterTrust Confidential Information; provided that such
                                                       -------- ----
agreement as relates to work being performed by such Contractor for Universal, and further to any and all InterTrust Confidential Information and/or Top Secret Information (as may be permitted under Section 9.2(b)): (i) binds such Person to the applicable terms and conditions of this Agreement; (ii) requires such Person to perform such work for Universal's exclusive benefit and under Universal's direct and actual management, control, and supervision; and (iii) stipulates that as between Contractor and Universal, Universal shall be the exclusive owner of any work product produced by such Person for Universal (subject to InterTrust's rights as set forth herein).

       "Contractor Agreement" shall have the meaning set forth in Section 5.1.
        --------------------

       "Control(s)" means having, directly or indirectly, the power or right
        ----------
to elect the board of directors or similar managing authority and/or generally direct Persons to, or make, or cause the making of, policies or management decisions, whether through the ownership of voting securities, by contract or otherwise. A "Controlled Person" means a Person under the Control of another
              -----------------
Person.

       "Control Use" means any use of InterTrust Technology and/or Modified
        -----------
Technology, but solely in Compliance with InterTrust Specifications, to Manage Content including initiating and/or otherwise governing any consequence (electronic, physical or otherwise) related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to and/or any other interaction with any Content; and/or (ii) administering permitted and/or prohibited uses of Content.

                                                                    CONFIDENTIAL

       "Core Partner" means any Person with whom InterTrust enters into an
        ------------
agreement or set of agreements, pursuant to which InterTrust: (i) directly provides materially early access to InterTrust Technology prior to InterTrust's first commercial release or provision of such technology to the general public;
(ii) grants a general purpose license to use InterTrust Technology in software products, applications, and services; and (iii) grants a license to perform Clearinghouse Functions of a broader scope than granted to Business Partners.

       "Core Technology" means those components of InterTrust Technology
        ---------------
described by InterTrust on Exhibit A as core technologies of such InterTrust Technology.

       "CPI" means the Consumer Price Index published by the U.S. Department of
        ---
Labor, Bureau of Labor Statistics, or a successor agency.

       "Cure Period" shall have the meaning set forth in Section 13.2(a).
        -----------

       "Customer" means any Person that receives or acquires a Universal Product
        --------
directly or indirectly from Universal (as provided hereunder) and/or participates in an associated service for the purpose of using Content and with a present intention: (i) to use such product and/or associated service privately as an end-user, including end-user activity while functioning as a provider of Content, in any case without any modification whatsoever of such Universal Product; (ii) to further distribute such Universal Product within the Entertainment Field without any modification whatsoever to an end-user; or (iii) to use such Universal Product, without any modification whatsoever, solely within the Entertainment Field to (a) incorporate Authorized Application Software into their products to provide an InterRights Point, or (b) develop and incorporate software components that initiate interface and operation with an InterRights Point provided by InterTrust Technology; each of which Authorized Application Software, software components and InterRights Points are Compliant with InterTrust Specifications. Customer shall not include any Person who has a present intention to perform any activities in breach of such Person's Customer Agreement.

       "Customer Agreement" shall have the meaning set forth in Section 5.2(d).
        ------------------

       "Default Notice" shall have the meaning set forth in Section 13.2(a).
        --------------

       "Development Venture" means a joint venture corporation or limited
        -------------------
liability company whose: (i) principal business purpose and activity is to engage in the development and marketing of Application Products and/or other activities permitted under such corporation's or company's sublicense in accordance with the provisions of Section 2.1(a); and (ii) constituent members and/or equity holders who are a Competitive Entity shall neither (a) have access to any InterTrust Confidential Information or Top Secret Information by virtue of such party's involvement in the Development Venture, nor (b) Govern, nor participate in any manner in the Governance of, the Development Venture; provided that where [*] and [*] access to InterTrust Technology occurs solely
-------- ----
in the context of Section 2.1(d)(iii) hereof or as otherwise agreed in writing by Universal and a Designated InterTrust Officer (in each Party's,
        -----------------------------
then the provision of discretion, the foregoing subparagraph (b) shall not apply to [*] and [*].

       "Digital Rights Management" means technology that can: (i) stipulate
        -------------------------
Rules and Controls for Managing any interest(s) (as related, for example, to rights and/or obligations) in and/or associated with use of any Content, device and/or process, including, for example, securely Managing event(s), including any event process(es), that is/are related to and/or otherwise associated with, use of, attempted use of, and/or disposition of, any Content and/or digital event; and (ii) enable the observance of (including, for example, to enforce) at least a portion of such Rules and Controls through technical means.

       "Documentation" means certain English language versions of documentation
        -------------
and/or instructions as specifically designated by InterTrust that may assist Universal in the use of InterTrust Technology (including such documentation that InterTrust has specifically and in writing identified on Exhibit A as being suitable for general distribution by Universal to


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Customers ("Distributable Documentation")), that InterTrust may from time to
            ---------------------------

time provide with the InterTrust Technology as identified in Exhibit A (as such Exhibit and such documentation may be modified in accordance herewith).

       "Domain(s)" shall have the meaning set forth in Section 5.2(b)(i).
        ---------

       "Domains of Usage" shall have the meaning set forth in Section 5.2(b)(i).
        ----------------

       "Entertainment Field" means solely the business of publishing, selling,
        -------------------
distributing and/or otherwise making available, directly or indirectly, Content consisting solely of music, sound and sound recordings (including music), and music video in all forms now known or that hereafter become available (so long as such music video does not take a form reasonably considered to be a motion picture, television show, game and/or other comparable such non-video entertainment form), all of the foregoing for entertainment purposes to the mass market for use generally by consumers and/or public performance venues. If, but solely if, Universal effectively exercises the Option pursuant to Section 4.1(b) hereof, then as of the effective date of the exercise of the Option, Entertainment Field shall further include entertainment video of all forms (in addition to music video), electronic games, and linear or non-linear motion pictures and television shows, all of the foregoing for entertainment purposes to the consumer mass market for use generally by consumers and/or public performance venues. All such content may have additional Content (such as textual materials) associated and co-packaged, co-delivered, and/or otherwise directly coupled with it, so long as such additional content is directly and substantially related to the associated entertainment Content, and so long as such additional content is provided solely in a secondary and/or ancillary manner. Examples of such additional content associated with music content in such a secondary and ancillary manner include liner notes and lyrics that often accompany CDs, and promotional and/or background material, including comparable additional content located on websites reached by electronic links on the Internet providing additional merchandising opportunities.

       "Event of Termination" shall have the meaning set forth in Section 13.2.
        --------------------

       "Exhibit A" means that Exhibit A attached hereto as of the Effective
        ---------
Date and as such exhibit is modified from time to time by InterTrust in its discretion; provided that all such modifications shall be provided to Universal
            -------- ----
in writing and made and applied by InterTrust in a non-discriminatory and consistent manner with respect to all Business Partners regarding similar products and/or services.

       "Govern[ed][ing][ance]" means: (i) having the power or right to Control a
        ---------------------
Person; and/or (ii) serving as an officer or similar management position of a Person, or serving as a member of the board of directors of a Person and/or serving as a member of a similar managing authority that makes, directs, or has the authority to make or direct such Person to make, policies or management decisions.

       "Gross Commercial Value" means all sums of money and/or the monetary
        ----------------------
value of any other provided consideration, except for such sums reported as intercompany revenues in the stand alone financial statements of wholly owned and controlled Persons of Universal Music Group, Inc. that are eliminated in and reflected in Universal Music Group Inc's consolidated financial statements prepared in accordance with generally accepted accounting principles consistently applied, relating directly to, including deriving directly from:
(i) any Content Transaction; and/or (ii) the performance of any Clearinghouse Function, including any Clearinghouse Functions supporting a Content Transaction. Without limiting the foregoing, such consideration shall include consideration based upon Management of Content and/or information derived at least in part therefrom, including, for example, any one or more of consideration: (a) paid by a user as a consequence of, for example, user exposure to, and/or any other interaction with, Content; (b) paid by a user as a consequence of the acquisition of one or more rights related to Content; and/or
(c) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to Content, where, for example but without limitation, after receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from, due to and/or based on such exposure. Notwithstanding the foregoing Gross Commercial Value shall not include any sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign

                                                                    CONFIDENTIAL

government and paid by Universal as a consequence of clearing a Content Transaction and/or as a consequence of performing any other activities within the Clearinghouse Functions.

       "Initial Fee" shall have the meaning set forth in Section 6.1(a).
        -----------

       "Initial InterTrust Marks" shall have the meaning set forth in Section
        ------------------------
5.4(a).

       "Initial Support Period" shall have the meaning set forth in Section 3.2.
        ----------------------

       "Initial Term" shall have the meaning set forth in Section 13.1.
        ------------

       "Intellectual Property Rights" mean all patent rights, copyrights,
        ----------------------------
trademarks, trade secret rights, and other proprietary rights in any jurisdiction, and all applications and registrations therefor.

       "InterRights Point(s)" means certain InterTrust Technology as set forth
        --------------------
on Exhibit A hereto that is a distributed rights and event management, peer, server, and/or client (i.e., node) that performs, at least in part, as an
                       ----
extension to basic electronic resource (for example, process) management and/or is integrated within such basic electronic resource management. For the purposes of this Agreement, the InterRights Point is at least in part integrated within or otherwise operatively coupled to software applications, operating systems (and/or extensions thereto), and/or electronic appliances (including personal computers and consumer electronic devices) for supporting Management of Content.

       "InterTrust Confidential Information" shall have the meaning set forth in
        -----------------------------------
Section 9.2(a).

       "InterTrust Designated Officer" means: (i) InterTrust's Chairman of
        -----------------------------
Board or EVP Corporate Development and General Counsel, or any other InterTrust officer designated in a written communication to Universal signed by InterTrust's Chairman of the Board or EVP Corporate Development and General Counsel; and (ii) solely with respect to specified areas of responsibility, other InterTrust management personnel designated in a written communication to Universal signed by InterTrust's Chairman of the Board or EVP Corporate Development and General Counsel, to act on behalf of InterTrust solely within such specified areas.

       "InterTrust Parties" shall have the meaning set forth in Section 11.1(b).
        ------------------

       "InterTrust Preferred Cure Notice" shall have the meaning set forth in
        --------------------------------
Section 13.1.

       "InterTrust Property" shall have the meaning set forth in Section 7.1.
        -------------------

       "InterTrust Specifications" mean the InterTrust Technology
        -------------------------
specifications, as established and/or modified by InterTrust in its discretion and in accordance with Section 5.2(b) hereof, that are provided to Universal. Such InterTrust Specifications may include: (i) required design criteria for products and/or associated services employing InterTrust Technology and/or Modified Technology, including, for example, product and related criteria for ensuring the architectural and functional integrity, standardization, security capability, and interoperability of InterTrust-based technology, components, products and/or associated services (such as, for example, criteria for electronic environments employing InterTrust Technology for rights and/or other event related process management, for example the operation of general purpose InterRights Points that interoperate with InterRights Points distributed or normally used by other Persons); (ii) procedures and requirements for installation, initialization, backup, restore and security updates; and (iii) required certification tests and procedures to verify Compliance of Universal Products and related services with such InterTrust Specifications. InterTrust Specifications developed as of the Effective Date are included as Exhibit B hereto.

       "InterTrust Technology" means all or any portion of the technology
        ---------------------
developed by and/or for InterTrust that is provided, delivered or otherwise made available by InterTrust to Universal as set forth in this Agreement and as described in Exhibit A (as defined herein). Such technology directly relates to distributed rights management systems and methods,

                                                                    CONFIDENTIAL

peer-to-peer trusted event management and/or distributed electronic commerce administration systems and methods, and includes the Commerce 1.1 product, any Updates, and New Releases, and such other products referenced in Exhibit A hereto.

       "InterTrust Technology Products" shall have the meaning set forth in
        ------------------------------
Section 3.1(c).

       "InterTrust Terms" shall have the meaning set forth in Section 5.2(d).
        ----------------

       "InterTrust Trademarks" mean InterTrust's names, logos and other marks as
        ---------------------
listed on Exhibit C hereto, as such Exhibit may be modified by InterTrust from time to time pursuant to Section 5.4 hereof.

       "IP Dispute(s)" shall have the meaning set forth in Section 14.1.
        -------------

       "IPO" shall have the meaning set forth in Section 9.5.
        ---

       "Joint Press Releases" shall have the meaning set forth in Section 8.1.
        --------------------

       "Legacy License" shall have the meaning set forth in Section 13.3(b).
        --------------

       "Legacy Products" shall have the meaning set forth in Section 13.3(b).
        ---------------

       "Licensed Rights" mean all of InterTrust's worldwide Intellectual
        ---------------
Property Rights (other than trademark rights) in and to the InterTrust Technology and/or the Modified Technology that InterTrust (during the term of this Agreement) owns or otherwise has the right to grant licenses of the scope granted herein (through acquisition or otherwise) without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

       "[*] Project" means a pilot trial coordinated by [*], [*] and [*] that
            -------
primarily uses [*] technology (currently known as [*]) to electronically distribute music, with respect to which Universal may participate.

       "Major Material Defect" shall have the meaning set forth in Section
        ---------------------
13.2(d).

       "Manage(d)(ing)" or "Management" means any form of governance,
        --------------      ----------
regulation, management and/or control, in any way and by any means, of, as applicable in the context in which reference is made herein: (i) rights, processes and/or obligations related to or associated with use of (including access to, transport of, and/or storage of ) Content, including Content related disposition and/or consequences thereof; and/or (ii) events or event processes related or associated in any manner with the use of (including access to), attempted use of, and/or disposition of, Content and/or events, including any consequences thereof.

       "Material Defect(s)" means defect(s) or bug(s) in the InterTrust
        ------------------
Technology as delivered by InterTrust to Universal and used by Universal, wherein such defect(s) or bug(s) in such delivered technology cause the InterTrust Technology to fail to perform: (i) materially in conformance with the capabilities, characteristics, and characteristic combinations ascribed to InterTrust Technology products in Exhibit A; and (ii) in a commercially reasonable manner in accordance with reasonable software industry practices relating to such capabilities. Material Defect shall not include any defects or bugs introduced as a result of any modification of (or to) the InterTrust Technology by Universal or any Person not a Party hereto, unless such modification was expressly required by InterTrust Specifications and the implementation of such modification has been expressly approved in writing by an InterTrust Designated Officer, and then such modification shall be considered a Material Defect solely to the extent strictly needed to satisfy such InterTrust Specification requirement.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

       "Modified Technology" means all modifications of, and enhancements and/or
        -------------------
additions to, the InterTrust technology, created by (or for, as provided hereunder) Universal, including without limitation all derivative works of the InterTrust Technology (or other Modified Technology) as such term is defined in the U.S. Copyright Act (17 U.S.C. (S) 101 et seq., as amended), but only if such modifications, enhancements, additions and/or derivative works are permitted under Sections 4.1(a)(i), 4.1(a)(ii), and elsewhere in this Agreement.

       "New Release" means any future release of InterTrust software products
        -----------
that is a successor product of the Commerce 1.1 product line provided to Universal hereunder and: (i) (a) that is generally designated by InterTrust as a numerical change to the digit(s) to the left of the decimal point for the version number thereof (e.g., Commerce X.0), or (b) which release is designed to
                        ---
provide new significant and/or materially improved or enhanced functionality over the predecessor release and that is reasonably considered a successor product of Commerce 1.1's general purpose platform for distributed peer-to-peer digital rights management in accordance with reasonable U.S. software industry practices (for example, Windows 98 is a successor to Windows 95); and (ii) that InterTrust may develop, or have developed for it, from time to time and make generally available to its Business Partners.

       "New Specification" shall have the meaning set forth in Section
        -----------------
5.2(b)(ii).

       "New Version" shall have the meaning set forth in Section 5.2(b)(ii).
        -----------

       "Non-Partnering Venture Event" shall have the meaning set forth in
        ----------------------------
Section 2.1(d).

       "Notices" shall have the meaning set forth in Section 5.3(a).
        -------

       "Object Code" means the computer executable binary code derived from
        -----------
compiled Source Code for execution on a computing system.

       "Option" shall have the meaning set forth in Section 4.1(b).
        ------

       "Other Technology" means any Digital Rights Management and/or Secure
        ----------------
Container technology other than InterTrust technology.

       "Other Special Advanced Technology" means any Special Advanced Technology
        ---------------------------------
other than InterTrust Technology.

       "Party Disputes" shall have the meaning set forth in Section 14.1.
        --------------

       "Person" means any individual, corporation, limited liability company,
        ------
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity.

       "Pre-Authorized Other Technology" means, as an exception to Other
        -------------------------------
Technology, that specific copy protection technology currently: (i) designed, developed and employed or specified and planned for deployment by [*] for use in connection with its [*] digital music initiative; and/or (ii) designed and developed by [*] for protecting transmission of digital information to DVD appliances, and currently marketed and known as, the [*], [*], or for copy protection on pre-recorded DVD audio disks; provided that under no circumstances
                                            -------- ----
shall Pre-Authorized Other Technology be construed to include in any manner any Other Special Advanced Technology or any technology or activities other than that expressly set forth above including with respect to materially different products and/or associated services.

       "Preferred Technology" means taking the following actions: (i) marketing
        --------------------
and representing to third Persons that InterTrust Technology is Universal's primary, leading, principal and prominent foundation technology for Digital Rights Management within the Entertainment Field; (ii) using InterTrust Technology, at least in part, on the majority of


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

aggregated instances for Management of Content owned, exclusively licensed to, or controlled by Universal; and (iii) displaying InterTrust Technology in (or on, as applicable) any Universal Products and/or associated services as the default and primary technology for Digital Rights Management, where such display is substantially more prominent than any display of any Other Technology that is expressly permitted under this Agreement.

       "Rules and Controls" means any electronic information that directs,
        ------------------
enables,and specifies, describes, and/or provides contributing means for performing or not-performing, permitted and/or required operations related to Content, including, for example, restricting or otherwise governing the performance of operations, such as, for example, Management of such Content.

       "Screening Procedures" shall have the meaning set forth in Section
        --------------------
2.1(d)(ii).

       "Secure Container(s)" means electronic container(s) or electronic data
        -------------------
arrangements that: (i) use one or more cryptographic or other obfuscation techniques to provide protection for at least a portion of the Content thereof; and (ii) supports the use of Rules and Controls to enable the Management of Content.

       "Source Code" means a human-readable, non-executable set of
        -----------
instructions for a computer program, from which it may be possible, together with related source materials and documentation, to discern logic, algorithms, internal structure, and operating feature design characteristics of such computer program.

       "Special Advanced Technologies" mean: (i) designs or models involving a
        -----------------------------
collection of distributed, and fully or partially interoperable, tamper resistant electronic nodes in software, software/hardware, or hardware form, such nodes supporting separate interoperable peers and/or those portions of operating system nodes comprising at minimum comparable capabilities of such peers, and where such nodes: (a) have the ability to securely communicate; (b) employ Rules and Controls to Manage Content related events; and (c) will, in some or all instances, support client and/or server capabilities; and/or (ii) designs or models involving a collection of plural, distributed tamper resistant clients and/or nodes where such clients and/or nodes employ Rules and Controls to Manage Content related events and where (a) such Rules and Controls, in conjunction with one or more such tamper resistant clients and/or nodes, can help ensure persistent protection of Content subsequent to receipt of such Content at a client and/or node, and (b) some or all attributes of such persistent protection is set through the specification of one or more Rules and Controls by one or more Persons providing such Content and/or having other stakeholder (including any trust service, or societal organization or body) interests, and (c) differing persistent protection Rules and Controls arrangements can be employed to define, at least in part, differing Management schemes for different Content deliverables. Notwithstanding the foregoing, in no event shall the Pre-Authorized Other Technology be construed to be Special Advanced Technologies.

       "Standard Support" shall have the meaning set forth in Section 3.2(a).
        ----------------

       "Status Meetings" shall have the meaning set forth in Section 3.2(c).
        ---------------

       "Support" shall have the meaning set forth in Section 3.2.
        -------

       "Support Fee" shall have the meaning set forth in Section 6.1(c).
        -----------

       "Technology Advisory Committee" shall have the meaning set forth in
        -----------------------------
Section 8.3.

       "Term" shall have the meaning set forth in Section 13.1.
        ----

       "Top Secret Disclosure Procedures" shall have the meaning set forth in
        --------------------------------
Section 9.4.

       "Top Secret Information" shall have the meaning set forth in Section
        ----------------------
9.2(b).

                                                                    CONFIDENTIAL

       "Trademark Guidelines" shall have the meaning set forth in Section
        --------------------
5.4(a).

       "Universal Confidential Information" shall have the meaning set forth in
        ----------------------------------
Section 9.3.

       "Universal Executive(s)" means any Universal officer or executive and/or
        ----------------------
other Universal senior management personnel who have direct operational responsibility for Universal's activities hereunder and/or for Universal's participation in an Authorized Venture.

       "Universal Product(s)" means an Application Product and/or Clearinghouse
        --------------------
Product that is developed by (or, consistent with this Agreement, for) Universal hereunder and branded and marketed, as applicable, in accordance with the provisions of Section 5.3 and other provisions hereof. Universal Products shall include the Universal Reader Module and Universal Content Packager.

       "Universal Reader Module" means an Application Product having as its
        -----------------------
principal function the end-user use of Content secured by InterTrust Technology, including enabling an end-user to interact with such Content under the Management of an InterRights Point and subject to associated Rules and Controls.

       "Universal Content Packager" means an Application Product having as its
        --------------------------
principal functions the support for: (i) specification of Rules and Controls for Content; (ii) description of further associations between certain Rules and Controls and certain Content; and/or (iii) interaction with an InterRights Point to enable the placement of Content and/or Rules and Controls into Secure Containers of the InterTrust Technology such that a Universal Reader Module can Manage user interaction with such Content in a manner consistent with applicable Rules and Control (all of the foregoing in a manner compliant with such product being as an Application Product, including Compliance with InterTrust Specifications).

       "Universal/InterTrust Trial" shall have the meaning set forth in Section
        --------------------------
8.4(b).

       "Universal Parties" shall have the meaning set forth in Section 11.1(a).
        -----------------

       "Universal Property" shall have the meaning set forth in Section 7.2.
        ------------------

       "Universal Trademarks" means the names, logos and trademarks owned or
        --------------------
licensed for use exclusively by Universal, that may be used solely as stipulated hereunder in connection with Universal Products and/or associated services permitted hereunder. Such Universal Trademarks may be modified by Universal from time to time consistent with Section 5.6 hereof.

       "Updates" means any future release of InterTrust software products that
        -------
is a supplement to Commerce 1.1 and/or a New Release provided to Universal hereunder that: (i)(a) is designed primarily to correct and/or to mitigate known Material Defects in, and/or to provide minor improvements to, such Commerce 1.1 or New Release software, or (b) is generally designated by InterTrust as a numerical change to the digit(s) right of the decimal point for the version number thereof (e.g. Commerce 1.XX); and (ii) InterTrust may develop, or has developed for it, from time to time and make generally available to Business Partners.

       "Venture Agent(s)" shall have the meaning set forth in Section
        ----------------
2.1(d)(ii).

       "Venture Executive(s)" means: (i) any officer or executive of the
        --------------------
Authorized Venture; and/or (ii) other personnel who have direct operational responsibility for the activities of such Authorized Venture.

       "Virginia Venue" shall have the meaning set forth in Section 14.2.
        --------------

       1.2 Rules and Construction.  As used in this Agreement, all terms used
           ----------------------
in the singular shall be deemed to include the plural, and vice versa, as context requires. The words hereof, herein, herewith and hereunder refer to this
                            ------  ------  --------     ---------
Agreement

                                                                    CONFIDENTIAL

as a whole, including any Exhibits hereto, as the same may from time to time be amended or supplemented, and not to any subdivision contained in this Agreement. When used herein, including shall mean including, without limitation; consistent
                  ---------            -----------------------------
shall mean fully consistent; discretion shall mean sole discretion; compliant
           ----------------  ----------            ---------------  ---------
or compliance shall mean fully compliant or full compliance; in accordance
   ----------            ----------------------------------  -------------
shall mean in full accordance; and for example shall mean for example without
           ------------------      -----------            -------------------
limitation.  Descriptive headings are inserted for convenience only, and shall
----------
not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. Any and all rights exercisable, actions permitted to be taken, or decisions to be made, by a Party under this Agreement may be made by such Party in its sole discretion, except to the extent (and solely to the extent) expressly provided herein to the contrary.

                     2.  ADDITION OF AUTHORIZED Ventures.

       2.1  Addition of Authorized Ventures.
            -------------------------------
                 (a) Grant of Sublicense to Development Venture.  Subject to
                     ------------------------------------------
the terms and conditions hereof, Universal may create a Development Venture and, in connection therewith, sublicense to the Development Venture those (and solely those) rights, licenses and benefits -- and the Development Venture agrees to assume the specified obligations -- expressly set forth in (i) Section 4.1(a) (except that such rights, licenses, and benefits shall exclude all rights, licenses, and benefits of Universal obtained pursuant to the proper exercise of the Option under 4.1(b)), and (ii) Sections 4.2, 1, 3 (except that InterTrust shall have no obligation whatsoever to provide any technology and/or services beyond those set forth in such Section 3 including any duplicative deliverables and/or perform, and/or have performed, any duplicative efforts due to such sublicense and/or delegation in Section 2.1(b)), 4.4, 4.5, 5, 6.1(b), 6.3 (provided that amounts shall be due within thirty (30) days of the end of a calendar quarter if Universal is not providing the primary accounting services to and on behalf of the Development Venture), 6.4, 6.5, 6.6, 6.7, 7, 8.1, 8.2, 8.4, 9 (except Sections 9.5 and 9.7), 10.3, 10.4, 11, 12, 13 and 14 hereof (all of the immediately foregoing listed sections collectively, the "Development Pass
                                                                ----------------
Through Provisions"). Such sublicense shall exist and persist solely where all
------------------
of the provisions of this Section 2.1 have been, and continue during the duration of such sublicense to be, complied with. Universal's right to grant such sublicense shall expire if not made to the Development Venture in accordance herewith within [*] months from the Effective Date. In the event Universal during such [*] month period desires to grant a sublicense to the Development Venture, Universal shall first provide to InterTrust: (1) written notice setting forth information as required by this Agreement with respect to such Development Venture and certifying that such Person qualifies as the Development Venture; and (2) a signature page in the form attached hereto as Exhibit D-1 that has been executed by the Development Venture. Upon written acknowledgment by an InterTrust Designated Officer of receipt and acceptance of such executed signature pages (which acknowledgment and acceptance shall not be unreasonably withheld or delayed unless the proposed Development Venture does not meet the requirements set forth herein) and the execution of a written sublicense compliant with the provisions hereof, a copy of which (redacted to omit economic terms) shall be delivered to InterTrust: (A) such Venture shall automatically and with no further action become the "Authorized
Development Venture"; (B) such Authorized Development Venture shall be
-------------------
entitled to certain benefits set forth in Section 3 to the extent Universal directs InterTrust to provide such benefits to such Authorized Development Venture, provided that InterTrust shall have no obligation whatsoever to
         -------- ----
provide any technology and/or services beyond those set forth in Section 3 including any duplicative deliverables and/or perform (and/or have performed) duplicative efforts due to such sublicense and/or delegation in Section 2.1(b);
(C) Universal and the Authorized Development Venture shall be jointly and severally liable and responsible to InterTrust for the obligations of the Authorized Development Venture under the provisions specified in this Section 2.1(a) and such sublicense agreement; and (D) Universal shall not thereafter retain any right to grant any other sublicense under this Agreement (except as set forth in Section 4.1(a)(iv) concerning transfer of Application Products). The Authorized Development Venture shall have no right whatsoever to sublicense its rights granted hereunder except (and solely except) as expressly set forth in Section 4.1(a)(iv) concerning transfer of Application Products.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                 (b)  Delegation to Clearinghouse Venture.  Subject to the
                      -----------------------------------
terms and conditions hereof, Universal may create a Clearinghouse Venture and, in connection therewith, delegate during the Term to the Clearinghouse Venture those (and solely those) rights, licenses and benefits -- and the Clearinghouse Venture also assumes the obligations -- expressly set forth in: (i) Section 4.3 (except that such rights, licenses, and benefits shall exclude any rights of Universal obtained pursuant to the proper exercise of the Option under 4.1(b)) and provided that all activities involving Clearinghouse Functions shall be under a single brand in accordance herewith, to service solely information derived from use of InterRights Points in connection with Universal Products that are Application Products or the Development Venture-branded equivalent thereof regarding as provided for herein functional purpose (all of the foregoing to be treated as a "Universal Product" for purposes of this Agreement) developed and marketed by the Development Venture using InterTrust Digital Rights Management technology; and (ii) Sections 1, 3 (except that InterTrust shall have no obligation whatsoever to provide any technology and/or services beyond those set forth in Section 3 including any duplicative deliverables and/or perform (and/or have performed) duplicative efforts due to such delegation and/or sublicense in Section 2.1(a)), 4.2, 4.3, 4.4, 4.5, 5, 6.1(b), 6.2, 6.3 (provided that amounts shall be due within [*] days of the end of a calendar quarter if Universal is not providing the primary accounting services to and on behalf of the Clearinghouse Venture), 6.4, 6.5, 6.6, 6.7, 7, 8.1, 8.2, 8.4, 9 (except Sections 9.5 and 9.7), 10.3, 10.4, 11, 12, 13, and 14 hereof (all of the immediately foregoing listed sections collectively, the
"Clearinghouse Pass Through Provisions" which together with the Development Pass
 -------------------------------------
Through Provisions shall be referred to as the "Pass Through Provisions");
                                                -----------------------
provided that such delegation shall exist and persist solely where all of the
-------- ----
provisions of this Section 2.1 have been, and continue during the duration of such delegation to be, complied with. In the event Universal desires to delegate such rights and licenses to the Clearinghouse Venture, Universal shall first provide to InterTrust: (1) written notice setting forth information as required by this Agreement with respect to such Clearinghouse Venture and certifying that such Person qualifies as the Clearinghouse Venture; and (2) a signature page in the form attached hereto as Exhibit D-2 that has been executed by the Clearinghouse Venture. Upon written acknowledgment by an InterTrust Designated Officer of receipt and acceptance of such executed signature pages (which acknowledgment and acceptance shall not be unreasonably withheld or delayed unless the proposed Clearinghouse Venture does not meet the requirements set forth herein) and the execution of a written delegation agreement compliant with the provisions hereof, a copy of which (redacted to omit economic terms) shall be delivered to InterTrust: (A) such Clearinghouse Venture shall automatically and with no further action become the "Authorized Clearinghouse Venture"; (B)
                                       --------------------------------
such Authorized Clearinghouse Venture shall be entitled to certain benefits set benefits set forth in Section 3.1 to the extent Universal directs InterTrust to provide such benefits to such Authorized Clearinghouse Venture except that InterTrust shall have no obligation whatsoever to provide any technology and/or services beyond those set forth in Section 3 including any duplicative deliverables and/or perform (and/or have performed) duplicative efforts due to such delegation and/or sublicense in Section 2.1(b); (C) Universal and the Authorized Clearinghouse Venture shall be jointly and severally liable and responsible to InterTrust for the obligations of the Authorized Clearinghouse Venture under the provisions specified in this Section 2.1(b) and such delegation agreement; and (D) Universal shall not thereafter retain any right to exercise the rights and licenses under Section 4.3 nor to further grant or delegate any rights thereunder (except as set forth in Section 4.1(a)(iv) concerning transfer of Application Products). The Authorized Clearinghouse Venture shall have no right whatsoever to sublicense or delegate its rights hereunder.

                 (c)  Further Procedures and Covenants. All clearing activities
                      --------------------------------
(i.e., any and all activities that would constitute Clearinghouse Functions if
 ----
performed using InterTrust Technology, Modified Technology and/or information derived at least in part from use of such technology) that are performed by the Authorized Clearinghouse Venture, for example at any data center or other Authorized Clearinghouse Venture data handling location, or at any Customer installation, shall be in Compliance with InterTrust Specifications and shall use exclusively information received in or contained in Secure Containers of the InterTrust Technology and/or Modified Technology, unless otherwise agreed in writing by the Parties (in each Party's discretion). Such information received in or contained in Secure Containers of InterTrust Technology and/or Modified Technology shall be based on or derived at least materially in part from Content Managed by InterTrust Technology and/or Modified Technology. InterTrust Technology shall serve as each Authorized Venture's primary foundation Digital Rights Management technology for such Content Management; provided that Other
                                                          -------- ----
Technology may be supported at Universal's discretion in a manner solely consistent with the provisions hereof, but such support of Other Technology shall not be construed in any way

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

whatsoever to be licensed under this Agreement for any use - in any manner whatsoever and notwithstanding any interpretation of any other provisions hereof -- with any InterTrust Technology or Licensed Rights received by Universal under this Agreement. Each of the sublicense agreement set forth in
Section 2.1(a) and the delegation agreement set forth in Section 2.1(b) shall provide that it is to and for InterTrust's benefit, and (i) in the event Universal fails to promptly enforce the rights sublicensed hereunder, then such rights may be enforced by InterTrust at its discretion as a third party beneficiary (provided that notice is first provided to Universal and Universal does not fully enforce such rights expeditiously thereafter), and/or (ii) with respect to InterTrust's Intellectual Property Rights and/or rights in InterTrust Technology or to payment of royalties or other fees for performance of Clearinghouse Functions and/or royalties or other fees for distribution of venture products and/or associated services using InterTrust Technology as would be due InterTrust hereunder if performed or distributed (as applicable) by Universal, such rights as specified in subparagraph "ii" above may be enforced by InterTrust at its discretion, directly and/or as a third party beneficiary, irrespective of any Universal enforcement actions. Universal shall promptly, in a commercially reasonable time frame, from time to time and/or upon InterTrust's written request provide an updated list of all officers, directors and equity holders of each Authorized Venture and any changes thereto.

          (d)  Competitive Entity Restrictions.
               -------------------------------

               (i)  General. If at any time any Competitive Entity participates
                    -------
in the Governance of an Authorized Venture or gains access to any InterTrust Confidential Information and/or Top Secret Information directly or indirectly from the Authorized Venture (a "Non-Partnering Venture Event"), then (1) such
                                ----------------------------
Authorized Venture and/or Universal, upon any Venture Executive or Universal Executive (as the case may be) becoming aware of such Non-Partnering Venture Event, shall promptly provide written notice thereof to InterTrust and (B) such Competitive Entity shall within thirty (30) days cease participation in the Governance of any Authorized Venture and immediately cease to have access to InterTrust Confidential Information. Under no circumstances shall a Competitive Entity have any access to any Top Secret Information, and if any such access occurs, the provisions of the immediately preceding sentence shall apply with respect thereto. Within thirty (30) days after initiating such Non-Partnering Venture Event, either: (x) such Competitive Entity and such Authorized Venture, as of and when such Authorized Venture becomes aware of such Non-Partnering Venture Event, shall have taken such action as necessary to fully divest such Competitive Entity of all its equity interest and other securities in such Authorized Venture, or (y) such Competitive Entity shall have ceased such Non-Partnering Venture Event. If such Competitive Entity has neither completed the divestiture of its equity interest in such Authorized Venture nor ceased such Non-Partnering Venture Event within the thirty (30) day period, then InterTrust shall have the right to immediately terminate the sublicense or the delegation (as the case may be) and/or this Agreement. If such Non-Partnering Venture Event is a material, intentional act participated in by a Competitive Entity with the knowledge of an officer or executive of such Competitive Entity, then the Authorized Venture shall take such actions as necessary to divest such Competitive Entity of all its equity interest and other securities convertible into equity interest in the Authorized Venture. To the extent a Competitive Entity has ceased to participate in the Governance of the Authorized Venture and to have access to InterTrust Confidential Information, shall have otherwise returned in an appropriate, secure manner any such Confidential Information and makes no use of such Confidential Information, and such intentional Non-Partnering Venture Event by such Competitive Entity has not materially harmed InterTrust, such Competitive Entity may otherwise participate in the Authorized Venture in a manner consistent with this Agreement so long as such Non-Partnering Venture Event did not occur with the knowledge of any Universal Executive or Authorized Venture Executive and did not involve a Competitive Entity gaining access to Top Secret Information. In no instance shall any such divestiture or cessation of a Non-Partnering Event be deemed to limit in any manner any other right InterTrust has under this Agreement, or at law or in equity.

               (ii) Management of Technology. In order to avoid potential
                    ------------------------
conflicts or controversy with respect to development by personnel, subcontractors, consultants, or other agents of Universal and/or any Authorized Venture (each of the foregoing, "Venture Agent(s)") of any Other Technology,
                                 ----------------
Universal and each Authorized Venture shall establish and maintain at all times during which any rights hereunder are in effect, the "Screening Procedures" set
                                                      --------------------

                                                                    CONFIDENTIAL

forth on Exhibit E hereto to prevent: (i) exposure of any member or personnel of Universal or any Authorized Venture, as applicable, who has access and/or exposure to InterTrust Confidential Information and/or Top Secret Information from performing any work directly related to any Other Technology; and/or (ii) exposure of any member or personnel of Universal or any Authorized Venture who is performing, has performed on behalf of any Authorized Venture, or will, solely as set forth herein, subsequently perform any technical work or analysis directly relating to Other Technology from having access or exposure to, or performing any work with respect to, InterTrust Confidential Information and/or Top Secret Information (collectively, and along with information of the Authorized Venture as provided in Exhibit E, "Confidentially Handled
                                              ----------------------
Information"). Such Screening Procedures shall be in place while licenses and
-----------
the sublicense and/or delegation are in effect and for a period of twelve (12) months thereafter. In no event shall more than an aggregate of twelve (12) employees of Universal and the Authorized Ventures at any given point in time be authorized to, and/or receive or otherwise gain access to, InterTrust Top Secret Information, and then subject to the provision of Section 9.2(b) hereof. No Venture Agent shall remove, or permit its personnel to remove, any InterTrust Confidential Information and/or Top Secret Information from premises controlled by the Authorized Venture, except as may be expressly provided for herein and/or in InterTrust Specifications. If any Universal Executives or any Venture Executives become aware of any breach of this Section 2.1(d) (a "Compromising
                                                                 ------------
Event"), such Person shall, as soon as reasonably possible under the
-----
circumstances taking into account the nature and severity of the Compromising Event, take such steps as appropriate considering the circumstances to cease such Compromising Event and to prevent the reoccurrence of Compromising Events. Such appropriate steps under the circumstances shall, at a minimum, include: (i) promptly informing InterTrust in writing of the occurrence of and circumstances surrounding a Compromising Event; (ii) investigating the nature and extent of the contamination caused by the Compromising Event (and report such findings promptly to InterTrust in writing); and (iii) taking effective measures to remedy all material effects of such Compromising Event. In the event Universal and any Authorized Venture fail to take the actions set forth in this Section 2.1(d), InterTrust shall be entitled to immediately terminate such sublicense or delegation (as the case may be) and/or this Agreement, and Section 11.3 shall apply, in addition to any other remedies available to InterTrust under this Agreement, at law or in equity; provided that any such termination shall not
                                -------- ----
occur for Universal's or the Authorized Venture's failure, as applicable, to comply with the provisions of the immediately preceding subparagraph (iii) where Universal and such Authorized Venture, as applicable, used good faith efforts to comply with the provisions of such subparagraph (iii) including following InterTrust's reasonable instructions concerning remedying the effects of such Compromising Event.

               (iii)  Exception for ADK Sublicense. To the extent that Universal
                      ----------------------------
grants a sublicense to the Development Venture under the Development Pass Through Provisions solely with respect to InterTrust Technology consisting of those portions of the Commerce 1.1 Application Developer's Kit (as described in Exhibit A) as provided by InterTrust (the "ADK Technology") and provides such
                                           --------------
Development Venture no access to any InterTrust Technology other than the ADK Technology, then: (1) the provisions of Sections 2.1(d)(i) and 2.1(d)(ii) shall not restrict [*] or [*] from having access to InterTrust Confidential Information contained in such ADK Technology; (2) such access and participation shall not be construed to be a Non-Partnering Venture Event; (3) the Screening Procedures set forth in Section 2.1(d)(ii) shall not apply to members and personnel of the Development Venture who have access solely to the ADK Technology and no other InterTrust Technology; and (4) the provisions of Section 9 shall not restrict the use by employees of [*] or [*] who are Agents of the Development Venture of information that is learned by such Agents from exposure to the ADK Technology pursuant hereto and retained in the memory of such Agents, provided that all other confidentiality obligations (including non-disclosure obligations) under Section 9 shall continue to apply in accordance herewith. The provisions of this Section 2.1(d)(iii) shall be effective for eighteen (18) months from the Effective Date, and thereafter for so long as [*] and [*] are not Competitive Entities.

     2.2  Interpretation of Definitions. In the event any of the Pass Through
          -----------------------------
Provisions reference Universal or reference defined terms which refer to Universal, such Pass Through Provisions and defined terms shall apply to the appropriate Authorized Venture mutatis mutandis.

                      3.  TECHNOLOGY ACCESS AND SUPPORT.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

     3.1  Technology Access.
          -----------------

               (a)  Initial Availability. Subject to the terms and conditions of
                    --------------------
this Agreement, InterTrust shall make available, deliver, or otherwise provide to Universal the Commerce 1.1 software and related Documentation (as the foregoing are set forth on Exhibit A hereto) promptly following the execution of this Agreement and receipt of the amount specified in Section 6.1(a) hereof.

               (b)  Additional Technology. In addition to the foregoing, and
                    ---------------------
subject to the terms and conditions of this Agreement, InterTrust shall make available to Universal for the first [*] years of the Term, all Updates and New Releases. Further, subject to the terms and conditions hereof, from the [*] year of the Term through the remainder of the Term or pursuant to Section 13.3(b), InterTrust shall make available to Universal: (i) such portions of Updates and/or New Releases, as applicable, made available by InterTrust after the end of the [*] year, if any, as are necessary for Universal Products and associated services to remain in Compliance with then existing InterTrust Specifications and/or subsequent New Specifications that replace existing InterTrust Specifications, but only to the extent necessary for Universal Products and/or associated services then in Compliance with such InterTrust Specifications to avoid becoming non-Compliant with such subsequent New Specifications (the "Compliance Update(s)"); and (ii) those Updates and/or New Releases, as
 --------------------
applicable, made available by InterTrust after the end of the [*] year of the Term to the end of the Term, if any, in addition to Compliance Updates, that are strictly applicable to digital distribution of music Content (as may be expanded pursuant to Universal's exercise of the Option under Section 4.1(b) hereof), provided that the Updates and New Releases of this subparagraph (ii) shall be
-------------
made available to Universal if, and only if, Universal has at all times during the period between [*] months from the Effective Date and the end of such [*] year treated InterTrust Technology as its Preferred Technology in a consistently uninterrupted manner in all material respects, and for so long, and only for so long, as Universal continues after such [*] year to treat InterTrust Technology as its Preferred Technology in a consistently uninterrupted manner in all material respects. Notwithstanding the foregoing, a material breach of subparagraph 3.1(b)(ii) above committed both without the intent of a Universal Executive to willfully breach this Agreement and without reckless disregard in such connection shall be subject to the Cure Period and procedures of Section 13.2(a) (so long as such Cure Period shall not exceed [*] days); provided that
                                                                 -------------
any such breaches of such subparagraphs are infrequent and cured in accordance with the provisions of Section 13.2(a) and this Section 3.1(b). Universal shall be entitled to obtain all of the foregoing Updates and New Releases [*]. The Parties acknowledge and agree that nothing in this Section 3.1 shall be construed to require InterTrust to make any InterTrust Technology or InterTrust Technology Products available to Universal that has been developed by InterTrust as a custom or specialized effort for, or jointly with, one or more current or prospective Business Partners and/or other licensees of InterTrust.

               (c)  Acknowledgments. In accordance with the above, it is
                    ---------------
acknowledged and agreed that the InterTrust Technology may employ or may operate with one or more technologies that may not be proprietary to InterTrust but are included within the Licensed Rights as specified on Exhibit A (the "InterTrust
                                                                    ----------
Technology Products") and as may be modified from time to time by InterTrust in
-------------------
its discretion, provided that such modifications shall be made and applied by
                -------------
InterTrust in a nondiscriminatory and consistent manner with respect to all Business Partners regarding similar products and/or services and provided to Universal in writing. It is further acknowledged that the Sample Applications and Components (as each are defined in Exhibit A) that may be provided to Universal as part of InterTrust Technology would be provided, and are intended, solely to aid Universal in its development efforts should Universal decide in the exercise of its discretion to use them. Provision of such applications and components is not intended to, and in no manner whatsoever should be construed to, constitute a warranty or representation of fitness for a particular purpose or of any other kind.

     3.2  Training, Assistance and Technical Support. Subject to the terms and
          ------------------------------------------
conditions of this Agreement, InterTrust agrees to provide to Universal the training, assistance and technical support set forth in this Section 3.2 ("Support") for a period of twenty-four (24) months from the Effective Date (the
  -------
"Initial Support Period").
 ----------------------


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

               (a)  Training and Assistance. In order to assist Universal in its
                    -----------------------
use of InterTrust Technology, InterTrust shall provide to Universal, subject to applicable terms and conditions of this Agreement, reasonable training, support and consulting assistance as follows ("Assistance").
                                       ----------

                    (i) During the first twelve (12) months of the Initial Support Period, InterTrust shall make InterTrust employee-equivalent time available to Universal to provide up to a limit of five hundred (500) hours of Assistance (to be measured based upon actual hours expended and reasonably documented), subject to reasonable agreement between the Parties on scheduling, availability of resources and related matters. Universal shall have secure access to InterTrust's applicable relevant automated technical support website. Consistent with the provisions hereof, Assistance shall be rendered by appropriately reasonably skilled and qualified InterTrust personnel and include
(1) lecture and hands-on training (at InterTrust's site unless agreed otherwise by the Parties) for up to four (4) Universal personnel, and (2) access via e-mail and telephone during normal business hours to InterTrust support personnel, consistent with InterTrust standard policies and consistent with applicable U.S. software industry practices and the foregoing. Universal shall be responsible for all expenses incurred by Universal's personnel in traveling to and attending any training and support meetings (such meetings are normally held at an InterTrust facility). In the event InterTrust's personnel travel from InterTrust's facilities to provide Assistance (upon InterTrust's and Universal's mutual agreement made in writing (including by email)), Universal shall reimburse InterTrust for all actual, documented and reasonable travel, lodging, and out-of-pocket expenses incurred by InterTrust's personnel. To the extent InterTrust provides Assistance as set forth in this Section 3.2 for another Person in the Entertainment Field, InterTrust shall also make such Assistance available to Universal, at Universal's option, [*].

                    (ii) If, after the first twelve (12) months of the Initial Support Period, InterTrust offers standard support package(s) to Business Partners, at least one of which support packages is substantially commensurate with the support provided by InterTrust to Universal during the first twelve
(12) months of the Initial Support Period and has economic terms (as adjusted upward for inflation to reflect the CPI, as set forth in Section 6.3, or as adjusted upward to maintain support fees reasonably commensurate with U.S. software industry standard support fees in comparable circumstances ("Standard
                                                                      --------
Support"), Universal shall choose among such Standard Support packages as may be
--------
available, and, thereafter, all Support and other obligations as set forth in
Section 3.2 hereof shall be exclusively governed by the terms and conditions of the support package so chosen by Universal. If Standard Support is not available as of the end of such first twelve (12) months of the Initial Support Period, during the remainder of the Initial Support Period Universal shall receive the same support it received during the first twelve (12) months of the Initial Support Period on terms [*], which terms shall be commercially reasonable consistent with U.S. software industry practices.

               (b)  Correction of Material Defects. In addition to InterTrust's
                    ------------------------------
own ongoing quality assurance efforts, if Universal brings a Material Defect to InterTrust's attention in a writing describing the alleged defect in reasonable detail, InterTrust shall use commercially reasonably prompt efforts in accordance with applicable U.S. software industry practices, at InterTrust's expense, to reasonably correct such Material Defect. If a Material Defect cannot be reasonably so corrected InterTrust will use commercially reasonable prompt efforts in accordance with applicable U.S. software industry practices to [*] or [*] InterTrust Technology to mitigate such Material Defect while maintaining [*] of InterTrust Technology as incorporated in Commerce 1.1, or as may be in material, commercial (e.g. non-pilot and non-beta) distribution in Universal
                      ----
Products. Universal agrees that it has the responsibility to reasonably test its implementations employing InterTrust Technology and/or Modified Technology in accordance with reasonable practices for consumer electronic commerce payment and security products and services, and further in Compliance with InterTrust Specifications. Notwithstanding the foregoing, InterTrust shall have no obligation to: (i) correct or mitigate any Material Defect if such correction or mitigation is commercially unreasonable for InterTrust, for example, it causes InterTrust undue commercial burden; (ii) communicate on the subject of Material Defect with any Person other than Universal and/or an Authorized Venture, as applicable; (iii) correct any Material Defect

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

that has been properly identified by Universal but that cannot be reproduced by InterTrust using commercially reasonable diligence including reasonable assistance by Universal in identifying and replicating such defect; or (iv) perform any services relating to correction of Material Defect at any site other than an InterTrust facility, except as may be agreed by InterTrust in the exercise of its discretion.

               (c)  Status Meeting. To assist the Parties in coordinating and
                    --------------
evaluating their efforts relating to InterTrust Technology and their mutual technical and business objectives, during the Term the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's progress in development of the InterTrust Technology; (ii) implementation of such technology by Universal; (iii) feedback concerning Assistance provided to Universal and product development and marketing progress by Universal; and (iv) other issues that reasonably concern the Parties' mutual technical and business objectives (the "Status Meetings"). Such Status Meetings shall take place at InterTrust's
      ---------------
offices not less frequently than once a calendar quarter during the first twelve
(12) months of the Term.

               (d)  Dedicated Personnel. InterTrust and Universal will each
                    -------------------
appoint a relationship manager, to coordinate its activities pursuant to this
Section 3.2, and a technical project manager to coordinate and provide the Assistance set forth in Sections 3.2(a) and 3.2(b).

     3.3  Additional Assistance; Further Support. During the Initial Support
          --------------------------------------
Period, additional Assistance may be made available by InterTrust to Universal beyond the Assistance allocated under Section 3.2(a). To the extent Universal requests, and InterTrust decides (in the exercise of its discretion) to provide such additional Assistance, Universal shall pay to InterTrust such fees as InterTrust customarily charges its preferred customers for such assistance under like circumstances. Following the Initial Support Period all support or assistance thereafter provided shall be according to InterTrust's standard support policies and packages; provided that support at least commensurate with
                               -------------
the provisions of Section 3.2(b) shall be available to Universal so long as Universal has materially, commercially employed InterTrust Technology. To the extent InterTrust reasonably requires Business Partners who have license rights and obligations comparable to Universal to maintain at least a certain minimum level of support with respect to its licensed activities, Universal shall maintain at least such minimum level of support. Such support shall be available to Universal on reasonable terms consistent with industry practices, and [*].

                   4.  UNIVERSAL LICENSES and RESTRICTIONS.


     4.1  License Grant and Option.
          ------------------------

          (a)  License Grant. Subject to the terms and conditions of this
               -------------
Agreement, InterTrust grants to Universal, during the Term of this Agreement a limited, nonexclusive, nontransferable, nonsublicensable (except as set forth in Section 2.1 or Section 4.1(a)(iv)), worldwide right and license under the Licensed Rights, for use solely within the Entertainment Field, to:

                    (i) use and reproduce the InterTrust Technology solely for the purpose of: (1) designing and developing Universal Products that are in Compliance with the InterTrust Specifications; and (2) exercising the rights granted under Sections 4.1(a)(ii), 4.1(a)(iii) and 4.1(a)(iv) hereof;

                    (ii) modify the InterTrust Technology, except the Core Technology, to: (1) create Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into Universal Products that are in Compliance with InterTrust Specifications; and (2) incorporate such Modified Technology into Universal Products in Compliance with InterTrust Specifications;

                                                                    CONFIDENTIAL
                    (iii) use Universal Products, and/or provide services associated therewith solely within the Entertainment Field, and solely for so long as such Universal Product and/or associated services are Compliant with InterTrust Specifications and are otherwise used in accordance with this Agreement; and

                    (iv) distribute, offer for sale, sell, license for use, import and/or otherwise transfer: (1) Universal Products solely if they are Application Products, and (2) Distributable Documentation; both solely (A) within the Entertainment Field to Universal's Customers pursuant to a Customer Agreement in accordance with Section 5.2(d) and otherwise (B) in accordance with this Agreement.

          (b)  Option. InterTrust grants to Universal the option, as set forth
               ------
in this Section 4.1(b), to expand the scope of the Entertainment Field to include Content consisting of all forms of video, electronic games, television shows, and linear and non-linear motion pictures (the "Option"). The right to
                                                       ------
exercise the Option shall expire as of [*] months after the Effective Date, unless prior to the expiration of such [*] month period InterTrust has received from Universal written notice of Universal's decision to exercise the Option (pursuant to the notice procedures of Section 14.6 hereof). To the extent that Universal is then in compliance with this Agreement, and when Universal has satisfied the foregoing option exercise procedures, InterTrust shall then promptly notify Universal that such notice has been received and that the Entertainment Field shall thereafter be so expanded under the applicable licenses set forth in this Agreement.

     4.2  License to InterTrust Trademarks. Subject to the terms and conditions
          --------------------------------
of this Agreement, InterTrust grants to Universal during the Term of this Agreement a limited, nonexclusive, nontransferable, nonsublicensable (except as set forth in Sections 2.1 and 4.1(a)(iv)) worldwide license to use and display the InterTrust Trademarks solely: (i) on applicable Universal Products and associated services, for example in Compliance with InterTrust Specifications to indicate that such products and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation, marketing and sales materials to identify that InterTrust Technology is being utilized by Universal; and (iii) as set forth herein or otherwise reasonably stipulated in writing by an InterTrust Designated Officer. InterTrust shall have the right to approve uses and/or ranges of use in connection with InterTrust Trademarks, including any use thereof on Universal Products, in connection with associated services provided by Universal relating to products and applications employing InterTrust Technology and/or Modified Technology, and in related documentation, marketing and sales materials. Once approved, Universal may use such InterTrust Trademarks in accordance herewith until InterTrust notifies Universal in writing to the contrary and in accordance with the provisions hereof. In the event of any such disapproval or modification of a provision previously approved in accordance herewith, Universal shall conform its use of such InterTrust Trademarks according to the terms and conditions of Section 5.4(d) hereof.

     4.3  Limited License to Clearinghouse Functions. Subject to the terms and
          ------------------------------------------
conditions of this Agreement, InterTrust grants to Universal during the Term of this Agreement a limited, nonexclusive, nontransferable, nonsublicensable (except and solely except as expressly set forth in Section 2.1), worldwide right and license under the Licensed Rights, solely within the Entertainment Field, to: (i) perform Clearinghouse Functions solely under Universal Trademarks as specified herein and in Compliance with InterTrust Specifications; and (ii) have Authorized Clearinghouse Providers perform any and all tasks and functions permitted by this Agreement solely to service InterRights Points provided to a Customer by Universal in accordance with Section 4.1(a)(iv), to the extent such Authorized Clearinghouse Provider has been granted by InterTrust rights of the scope necessary to perform the immediately foregoing activities and solely for use with Content Managed by InterTrust Technology licensed hereunder. Such Clearinghouse Functions as set forth in subparagraph (i) of this Section 4.3 may be performed to service InterRights Points that have been provided by (a) a Universal Product, and solely in connection with such Universal Product, or (b) a Person having a valid written license from InterTrust allowing such Person to permit Authorized Clearinghouse Providers to service InterRights Points provided by such Person. Subject to the terms and conditions hereof, Universal shall be an Authorized Clearinghouse Provider within the scope of rights set forth within this Section 4.3, and shall also be entitled to engage one or more Authorized Clearinghouse Providers to perform Clearinghouse Functions with respect to Universal Products solely in accordance with this Agreement and as permitted under each such Authorized Clearinghouse Provider's license with

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

InterTrust. InterTrust shall be compensated for any Clearinghouse Functions performed by any such Authorized Clearinghouse Provider relating to Universal Products in accordance with the terms of the license agreement between InterTrust and such Authorized Clearinghouse Provider. Mitsubishi Corporation, National Westminster Bank Plc. and Reciprocal, Inc. (formerly Rights Exchange, Inc.) are currently designated as Authorized Clearinghouse Providers (subject to continuing satisfaction by such providers of the terms and conditions of their respective license agreements with InterTrust).

     4.4  No Additional Licenses.  Universal understands and acknowledges that
          ----------------------
InterTrust is licensing to Universal only certain limited rights to use InterTrust Technology as described herein. Thus, notwithstanding the generality of any other provision herein, Universal acknowledges and agrees that the licenses granted under Sections 4.1, 4.2 and 4.3, and the license set forth in
Section 13.3(b), are the only licenses granted to Universal, and that no other licenses whatsoever have been or shall be granted, expressly, or by implication or estoppel, now or in the future unless, and solely unless, a written agreement between the Parties (in the exercise of each Party's discretion) is executed in a manner compliant with Section 14.4 hereof. Any and all rights possessed by InterTrust and not expressly granted to Universal under this Agreement are reserved and retained by InterTrust.

     4.5  General Restrictions. Universal covenants that it shall not: (i)
          --------------------
during the Term of this Agreement and during the period in which any rights under Section 13.3(b) hereof are in effect (a) use or exploit any InterTrust Technology or perform any Clearinghouse Functions outside of the Entertainment Field or in any manner not Compliant with InterTrust Specifications, and/or (b) reverse engineer any InterTrust Technology that has been supplied to Universal in Object Code form only, or modify any portion of the Core Technology and/or participate in "clean rooming" the Core Technology; (ii) after the Term, and/or the grant of the sublicense of Section 2.1, as applicable as to the rights of
Section 2.1, use InterTrust Technology or exploit the Licensed Rights in any unlicensed manner whatsoever; or (iii) after the rights of Section13.3(b) of this Agreement have ceased in accordance with the provisions hereof, use or exploit InterTrust Technology (in whole or in part) for any purpose whatsoever. Any use by Universal of any portion of the InterTrust Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement.

                 5.  USE OF CONTRACTORS; UNIVERSAL SUPPORT AND
                             ADDITIONAL COVENANTS.

     5.1  Use of Contractors. Subject to the terms and conditions of this
          ------------------
Agreement, Universal may use Contractors in connection with the rights granted herein; provided that: (i) InterTrust approves use of such Contractor in writing
        -------------
(such approval not to be unreasonably withheld or delayed; reasonable grounds for withholding such approval including such Contractor having a reasonably known or anticipated material conflict of interest with InterTrust's business, such as, for example, commercially or publicly using, deploying, or participating in the commercial or public use or deployment of any Other Technology; (ii) Universal shall be jointly and severally liable for actions of its Contractors; and (iii) each such Contractor has executed and InterTrust has received a copy of a form of contractor agreement protective of (a) InterTrust's Technology and InterTrust's associated Intellectual Property Rights and (b) Top Secret Information in accordance with the provisions hereof and/or InterTrust Confidential Information, (all of the foregoing (as may be made available by InterTrust under this Agreement)); and wherein the Parties, each in the exercise of its reasonable discretion, agree to the form of such contractor agreement and wherein such contractor agreement shall specify any physical location, security provisions, as well as adherence to InterTrust Specifications and other parameters necessary for secure handling of such information (such form to be attached as an Exhibit hereto upon such approval by the Parties) (the "Contractor Agreement"). All such use of Contractors by Universal shall be
 --------------------
limited to that use of Contractors reasonably needed by Universal to effectively and directly exercise its rights hereunder, and Universal acknowledges and agrees that InterTrust may refuse to approve the use of Contractors (or contractor sites) where InterTrust in good faith believes that the number of Contractors and/or sites having access to InterTrust Technology and/or InterTrust Confidential Information poses a material risk (1) to the security or trustedness of InterTrust Technology-based deployments, or (2) concerning disclosure or misuse of InterTrust Confidential Information; provided that use
                                                             -------------
of up to five (5) such Contractors shall not, in and of itself, be considered to

                                                                    CONFIDENTIAL

exceed an acceptable number of Contractors hereunder. It is understood that approval of Contractors with respect to access to Top Secret Information will be more stringent given the nature of such information.

     5.2  Universal Support of InterTrust Technology.
          ------------------------------------------

          (a)  Universal Use of InterTrust Technology. In accordance with the
               --------------------------------------
licenses granted to Universal and the other terms and conditions hereof, Universal agrees to use its commercially reasonable best efforts to develop, produce, and generally distribute in a commercially meaningful manner one or more Universal Products within [*] months following the Effective Date. Such time period shall be extended by any period in which there exists a Material Defect in the InterTrust Technology that reasonably impedes Universal's development efforts in a material manner, but only for the period from the date that Universal documents such defect as provided in Section 3.2(b) hereof to the date InterTrust has reasonably corrected or mitigated such defect as provided in
Section 3.2(b) and only to the extent that such Material Defect has reasonably impeded such development efforts in a material manner.

          (b)  Compliance with InterTrust Specifications.
               -----------------------------------------

                    (i)  Products and Services. Universal shall not for any
                         ---------------------
reason commence the distribution, sale or other transfer of any specific Universal Product, or perform any associated service relating to InterTrust Technology or otherwise exercise any license right hereunder that is subject to any InterTrust Specifications, unless such products and/or services, and/or other exercise of any such license right, as applicable, (1) are in Compliance with InterTrust Specifications existing on the date of Universal's commencement of such distribution, sale, or other transfer of such specific Universal Product, performance of any associated services, and/or other exercises of such license rights hereunder, and (2) are otherwise performed in full compliance with this Agreement, with no exceptions whatsoever. After such commencement of such distribution, sale, or other transfer of a specific Universal Product, performance of an associated service or other exercise of any such licensed right hereunder, Universal shall continue to comply with InterTrust Specifications, as such InterTrust Specifications may be changed or modified from time to time in the manner and within the time frames set forth in Section 5.2(b)(ii). Such InterTrust Specifications shall be established and applied in a nondiscriminatory and consistent manner with respect to all Persons regarding similar products and/or services. Further, in making decisions regarding InterTrust Specifications, InterTrust shall not [*] (defined below) so as to result in unreasonable and different commercial burdens for [*] (defined below) versus another [*], unless considerations of security, interoperability, performance, commercial progress, functionality enhancement of InterTrust Technology, or similar material considerations indicate that such distinctions reasonably merit such formulation; provided that InterTrust has considered the
                                    -------- ----
[*] to InterTrust Specifications, including,for example, the [*] and Compliant products and/or associated services, wherein (A) any such modifications should be, in InterTrust's [*], reasonable in the [*] of each of the following [*] (each a "[*]", and, collectively, "[*]": [*], [*] (e.g., [*]), [*] (including
[*] and/or confidential information and high value [*] information), and (B) such [*] takes into consideration the [*] and [*] of such differing [*] they operate, and/or will or can operate, together as an overall secure, interoperable, distributed electronic commerce and communications environment.

                    (ii) Compliance with New Specifications. InterTrust may,
                         ----------------------------------
from time to time in its discretion, change or enhance InterTrust Specifications, or modify InterTrust Specifications, for example, to accommodate changes in InterTrust Technology, and/or any related InterTrust product development, for, without limitation, such purposes as, improving architectural integrity, functional capability, standardization, security capability, efficiency, and/or interoperability of technology, components, products and/or services that use InterTrust Technology (a "New Specification"). InterTrust
                                            -----------------
shall use commercially reasonable efforts to maintain compatibility between a New Specification and the then-preceding Specification, unless considerations of security, interoperability, performance, business development and/or functionality enhancement indicate that such compatibility is not commercially appropriate.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

To the extent InterTrust releases a New Specification that applies to any portion of a Universal Product and/or service associated with InterTrust Technology then being performed or distributed by Universal (as applicable), Universal shall bring any further such products delivered to Customers, and/or any such services (as applicable), into Compliance with such New Specification as of the earliest to occur of: (1) the next version, release, or production cycle of such Universal Product and/or such associated service (the "Next
                                                                     ----
Version"), as earlier applicable, but only to the extent that Universal receives
-------
notice of such New Specification within a reasonably sufficient time prior to the release of such Next Version to accommodate new aspects of such New Specification; and (2) [*] months. InterTrust and Universal further agree that Universal shall, within [*] months after receiving a released copy of such New Specification, implement such new aspects of such New Specification for all applicable services supporting and/or employing Universal Products and/or associated services provided to Customers not meeting such New Specification that were shipped to Customers prior to Universal fulfilling the requirement of the immediately preceding sentence. Within the context of Technology Advisory Committee meetings and/or communications with members of such Technology Advisory Committee in accordance with the provisions of Section 8.3, InterTrust will, as appropriate from time to time, inform Universal that a change in InterTrust Specifications is pending in advance of InterTrust's release of a New Specification; provided that: (i) InterTrust has made a final determination that
               -------- ----
it will issue such a New Specification materially prior to providing such New Specification to Universal, and, in InterTrust's exercise of good faith, the modifications contained within such New Specification reasonably, commercially merit an early disclosure; and (ii) in InterTrust's exercise of good faith the content of such New Specification and the date upon which such New Specification will be released are sufficiently certain such that, on balance, the benefit of Core Partners and Business Partners knowing about such New Specification materially outweighs the potential detriment to Core Partners and Business Partners of the announcement of a pending New Specification prior to its completion and release. The sole and exclusive remedy for any such lack of notification by InterTrust shall be an extension of the [*] month period specified in subsection (2) immediately above by one (1) month. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt actions, Universal and InterTrust will confer and agree upon the most prompt, practical schedule feasible (considering the circumstances of such serious technical interoperability and/or security requirement) to ensure Compliance with the New Specification for all Universal Products and any associated services relating to InterTrust Technology. Under such conditions, Universal shall take whatever commercially appropriate steps are reasonable and required under the circumstances to eliminate (as may be necessary and feasible) a continuation of such interoperability and/or security problems. As may be reasonable, appropriate, and applicable in light of Universal Products and consistent with the purposes of the New Specification, in response to a reasonable request by Universal, the Parties will examine in good faith (and may mutually agree in each Party's discretion) as to whether, and if whether, under what circumstances, when, and, to what extent, any time period set forth in the preceding portions of this Section 5.2(b)(ii) should be altered to accomodate reasonable commercial factors that may result from the deployment of silicon embedded hardware versions of InterTrust Technology as may be built directly into consumer devices and/or computers.

          (c)  Compliance Testing.
               ------------------

                    (i)  Purpose; Basic Parameters. Universal acknowledges that:
                         -------------------------
(1) in support of InterTrust Technology, InterTrust will implement one or more certification programs designed to ensure that licensed products and/or associated services (including Universal Products) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications and that Universal Products and associated services are in compliance with this Agreement (the "Certification Program(s)"); and (2) such Certification Program(s) is (are)
      -----------------------
critical to maintaining the reliability, interoperability, and tamper resistance of products and associated services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust Technology and/or brands as the resource for interoperable electronic commerce. In establishing its Certification Programs, as may be modified from time to time, InterTrust shall use reasonable efforts to establish policies supporting efficient certification of products and services based upon InterTrust Technology, subject, in InterTrust's discretion, to achieving the aforementioned goals of certification. As appropriate under the circumstances as determined by InterTrust in its discretion, such alternatives may, under certain circumstances, include: (A) the pre-certification of certain components of InterTrust Technology for use in Universal Products; (B) providing test programs or suites amenable for self certification or preliminary assessment of

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

certifiability; and/or (C) otherwise supporting certification policies and/or technology that reasonably enhance certification efficiency and Compliance with InterTrust Specifications. Any Certification Program(s) established by or for InterTrust for Business Partners, and all requirements with respect thereto, shall be applied in a nondiscriminatory and consistent manner with respect to Universal and all other Persons providing similar products and/or services.

                    (ii)  Certification Requirements. Consistent with the
                          --------------------------
foregoing, in connection with any Certification Program InterTrust may, in InterTrust's discretion, require the use of a suite of test software provided by InterTrust (or an InterTrust delegate) for use by Universal to test and verify that Universal Products (and/or associated services) are in Compliance with InterTrust Specifications prior to the first distribution, sale, or other transfer to, or use by, a Customer of such Universal Products (or associated services, as applicable) or prior to further testing, as may be appropriate, by InterTrust or a certifying authority authorized by InterTrust. If use of a test suite is unsuitable, unavailable, impractical and/or inappropriate under the circumstances as determined by InterTrust, InterTrust may require submission of samples to InterTrust, or in InterTrust's discretion an InterTrust delegate, of such Universal Products (and/or associated services) and associated programs, parameter data, and other information (in Object Code form unless Source Code is reasonably necessary) that may be technically material to Compliance with InterTrust Specifications, so as to allow InterTrust (or an InterTrust delegate) to perform confidential testing. To the extent that the foregoing procedures do not, or can not reasonably be anticipated to, provide sufficient information to verify Compliance, such Certification Program(s) may also require the provision to InterTrust (or an InterTrust delegate) of full and detailed specifications and documentation related to Universal's use of InterTrust Technology and Modified Technology for Universal Products (and/or associated services) being tested, and any additional Universal Products and materials reasonably required for certification assessment purposes only, and are reasonably considered material to Certification Testing. Universal shall comply with any Certification Program established by InterTrust in accordance with the provisions of this
Section 5.2(c)(ii) and specifically acknowledges that such programs are important in establishing a secure, trusted environment. All specifications and documentation provided by Universal in connection with any such Certification Program(s) shall be authenticated in writing by a Universal Executive, and no Universal Product and/or associated service shall be made commercially available hereunder unless it has become a Compliant Product (defined below).

                    (iii) InterTrust Certification Response. In connection with
                          ---------------------------------
any submissions made to InterTrust or an InterTrust delegate in connection with a Certification Program, InterTrust (or an InterTrust delegate) will respond in a reasonably prompt manner following receipt of submitted products and access to, or receipt of technology supporting, such service, unless commercially reasonable factors necessitate prolonging such response, and in which case written notification of such factors shall be provided to Universal. It is acknowledged that InterTrust's (or an InterTrust delegate's) response time will depend on factors such as ease of responsibly testing the product and quality of implementation, including usability, reliability and clearness of code and relevant documentation. Such response shall be in the form of: (1) a written approval that the product or service is certified (a "Compliant Product"), such
                                                      -----------------
Universal Product and/or associated service relating to InterTrust Technology not being Compliant until such certification has been granted; or (2) if not approved, a detailed summary description of all identified factors causing it not to be Compliant and, where known by InterTrust (or such delegate, as applicable) and feasible, suggested solutions.

                    (iv)  Costs. To defray costs associated with the performance
                          -----
and administration of the Certification Program, in connection with the certification of any product or service Universal shall be charged a reasonable fee not to exceed U.S. software industry norms for similar testing activities as may be available (and, if conducted or managed by: (1) InterTrust, Universal will be entitled such fee [*] or (2) an InterTrust delegate, Universal will pay such fee that is charged by such InterTrust delegate to Universal and/or InterTrust). A good faith estimate of such fee shall be provided to Universal by InterTrust or an InterTrust delegate, as applicable, as soon as reasonably practical upon Universal's submission of required samples or documentation for testing, and such fee shall be paid by Universal at such time as is reasonably required by InterTrust or such InterTrust delegate.

          (d)  Customer Agreements.
               -------------------

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                    (i)  Basic Requirements. Universal shall distribute
                         ------------------
Universal Products and/or perform associated services only to, and/or for, Customers for use solely within the Entertainment Field, and only after
 Universal shall have first notified and required such Person to become bound by a form of customer agreement for such Universal Product (and/or associated service) and appropriate for such Customer (such as whether such Customer is an end-user or intends to further distribute the Universal Product and/or associated services, without modification whatsoever) (the "Customer
                                                            --------
Agreement(s)"), each such form of Customer Agreement having been provided by
------------
Universal, and such Customer having been bound under the terms and conditions of such Customer Agreement. Such Customer Agreement forms shall have: (1) terms relating to InterTrust Technology and InterTrust's rights and interests consistent with and reflective of the terms of this Agreement; and (2) terms consistent with, reflective of, and based upon the items set forth in Exhibit F hereto (collectively, the "InterTrust Terms"), such InterTrust Terms shall be
                           -----------------
signed by an InterTrust Designated Officer and appended to Exhibit F, and InterTrust may from time to time supplement or amend Exhibit F as provided in this Section. The approved InterTrust Terms shall be used by Universal in all Customer Agreements unless and until: (A) Universal requests a modification of the InterTrust Terms and InterTrust consents in its discretion in writing to such modification; or (B) InterTrust reasonably requires that Universal alter the InterTrust Terms where such alteration is needed to protect InterTrust's rights under this Agreement or to protect, or to prevent or mitigate any impairment of any part of, its Intellectual Property Rights, for example in view of court decisions and/or applicable regulations and/or newly available information. Such alteration to the InterTrust Terms shall be signed by an InterTrust Designated Officer and attached to Exhibit F in accordance herewith. Universal agrees and acknowledges that Universal's compliance with this Section 5.2(d) shall constitute a condition precedent to the licenses granted under Sections 4.1, 4.2, and 4.3 hereof with respect to any such Customer's use of Universal Products and/or associated services. Universal agrees that to the extent any of the InterTrust Terms are, or are likely to be, deemed unenforceable or otherwise ineffective in any relevant jurisdiction, Universal shall, upon any Universal Executive or General Counsel becoming aware of such likelihood of being unenforceable or otherwise ineffective, including, for example notification thereof by InterTrust, substitute new terms provided by InterTrust concerning such unenforceable or ineffective provision in such Customer Agreement forms and existing Customer Agreements, and take other commercially reasonable actions as specified by InterTrust related to such unenforceability concerns, including reforming, modifying and/or canceling any such Customer Agreement if reasonably necessary to provide InterTrust with the legally enforceable protection contemplated hereunder. Universal agrees and acknowledges that Universal's performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights.

                    (ii) InterTrust Review of Customer Agreements. Unless an
                         ----------------------------------------
InterTrust Designated Officer, in InterTrust's discretion, expressly and in writing agrees otherwise, under no circumstances: (1) shall any such review by InterTrust of InterTrust Terms and/or any term of any proposed Customer Agreement subsequently be interpreted and/or used as comments of InterTrust to be relied upon by Universal in any manner whatsoever regarding compliance of such InterTrust Terms and/or such Customer Agreement with the provisions of this Agreement; and/or (2) shall any such review or lack of review by InterTrust be deemed (A) binding on InterTrust or constitute any waiver of any rights whatsoever hereunder by InterTrust and/or (B) an admission or waiver of any kind whatsoever under any circumstances whatsoever, except that Universal may rely on InterTrust Terms attached to Exhibit F hereto as amended from time to time in accordance herewith.

     5.3  Notices and Branding.
          --------------------

               (a)  Product Notices. Universal shall, in accordance with the
                    ---------------
instructions and/or exemplars and samples attached hereto and/or provided from time to time by InterTrust to Business Partners, place Notices (as hereinafter defined) in a readable form and in a conspicuous place on all Universal Products, associated services and Distributable Documentation: (i) in the "about box;" (ii) on manuals and other documentation (including the Distributable Documentation) for, and packaging for physical media containing, Universal Products and/or associated services, and (iii) at such other equivalent location(s) as may be reasonably specified by InterTrust and agreed to by Universal, such agreement not to be unreasonably withheld, such as on certain screens generated by or including the Universal Products

                                                                    CONFIDENTIAL

and/or any associated services, and at such other locations as appropriate to protect InterTrust's Intellectual Property Rights. For purposes of this Agreement, the term "Notices" shall consist of: (i) Intellectual Property
                     -------
Rights, warranty, and disclaimer notices; and (ii) field of use notices consistent with the terms of this Agreement. A representative version of such Notices as of the Effective Date is attached hereto as Exhibit G; and such Notices may be modified from time to time by InterTrust provided that (1) written notice thereof is provided to Universal, (2) such modifications are established and applied in a non-discriminatory and consistent manner with respect to all Business Partners regarding similar products and/or services, and
(3) the provisions of Section 5.3(e) hereof shall apply thereto. Universal shall not remove, alter, cover, obfuscate and/or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor, and shall not knowingly permit (including by having a provision in Customer Agreements prohibiting) the removal, alteration, covering, obfuscation or otherwise defacing of any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (ii) immediately above (following notice and opportunity to cure in accordance with the provisions of Section 13.2(a) hereof) shall constitute a condition precedent to the licenses granted under Sections 2.2, 4.1, 4.2 and/or 4.3 hereof.

          (b)  InterTrust Branding. Universal shall, in accordance with the
               -------------------
provisions of this Section 5.3(b) and InterTrust's reasonable instructions provided from time to time by InterTrust to Universal, place the InterTrust brands as specified below on all Universal Products and associated services, Distributable Documentation, marketing, sales, and advertising materials therefor, packaging for any physical media containing any such products or services, on initialization and/or start-up screens of any Universal Products and/or associated services, or such screens generated by or including the Universal Products and/or any associated services, except that Universal is not required to place such InterTrust brands on any physical media surface (e.g., CD-ROM surface) which predominantly contains music Content that is not Managed by InterTrust Technology and where Universal is not providing brand space on such physical media surface for one or more other technologies that are employed in support of one or more portions of Content stored on such physical media, where, for example, such portions do not constitute the principal Content stored on such physical media. Further, Universal shall also place InterTrust brands on the primary player interface for any Universal Reader Module, but may place such InterTrust brands in a secondary, though reasonably prominent, manner and Universal shall not be required to place such brands on secondary interface screens, except as may be common industry practice. The InterTrust brands shall be the symbol or mark denoting Compliance of such Universal Products and/or associated services with InterTrust Specifications as set forth on Exhibit H hereto, including the statement that such Universal Products or associated services are "MetaTrust Certified," "InterTrustworthy," or "InterTrustable" (as such symbol or mark is selected and may be amended by InterTrust from time to time consistent with the provisions of Section 5.4(d) hereof). Such branding shall be located and appear in the manner reasonably specified by InterTrust, which shall be prominent, although secondary to the brands of Universal, and/or a Universal Customer on Universal Products and/or services. Such InterTrust branding shall be prominent, but not unreasonably detract from, or interfere with, such other brands. Universal shall not remove, alter, cover, obfuscate and/or otherwise deface any InterTrust brands and shall not knowingly permit (including by having a provision in Customer Agreements prohibiting) the removal, alteration, covering, obfuscation or otherwise defacing of any such InterTrust brands.

          (c)  Universal Product Branding. Universal Products that are
               --------------------------
Application Products (and/or services associated therewith) shall be branded and marketed solely under Universal Trademarks or "Co-Branded" (as defined below) under a Universal Trademark and the trademark of a Customer in accordance with the provisions hereof (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a limited manner to identify other technology or services associated with such Universal Product and/or associated service), and in all events in accordance with the provisions of Section 4.5 and other provisions hereof. As used herein, "Co-
                                                                        ---
Branded" means that the Universal Trademark brand is not materially less
-------
prominent than the brand of such Universal Customer that also appears on the Universal Product, and in all events not less than essentially [*] percent ([*]%) of the aggregate presentation and visible area devoted to identification of brands on a product or service offering (or in related materials) containing references to any such brand. Any references to Clearinghouse Function services with, in, or otherwise related to Universal Products that are Application Products, and/or products or services through which Universal provides

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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                                       25

                                                                    CONFIDENTIAL

Clearinghouse Function services shall be branded and marketed solely under Universal Trademarks (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a limited manner to identify other technology or services associated therewith) and stipulated in accordance with the provisions of Section 4.5. Such Clearinghouse Function services shall be promoted in a prominent manner, including most prominent mention on interfaces directly relating to initiating and/or reporting on transactions, and materially prominent, mention on other splash screens and/or other relevant interfaces. Co-branding may not be used in association with Universal Clearinghouse Function services and products.

               (d)  Network Notices. At InterTrust's request and upon
                    ---------------
Universal's approval, which shall not be unreasonably withheld, Universal World Wide web pages that materially promote or otherwise support Universal Products, and/or associated services and InterTrust Technology (and/or at least one Universal Web page that materially promotes Universal Products and/or associated services if no World Wide web pages materially promote or otherwise support InterTrust Technology) shall contain a graphical icon provided by InterTrust which is a link to a web page provided by InterTrust on the Internet or the equivalent thereof on any other public electronic network that is controlled by and materially promotes InterTrust Technology. At Universal's request and upon InterTrust's approval, which shall not be unreasonably withheld, InterTrust Web pages that materially promote or otherwise support InterTrust Technology and/or Universal Products and/or associated services (and/or at least one InterTrust Web page that materially promotes InterTrust Technology if no Web pages materially promote or otherwise support Universal Products and/or associated services) shall contain a graphical icon provided by Universal which is a link to a Web page provided by Universal on the Internet or the equivalent thereof on any other public electronic network that is controlled by and materially promotes Universal Products and/or associated services so long as Universal promotes InterTrust Technology as its Preferred Technology.

               (e)  Prospective Notice. The Notices shall be effective beginning
                    ------------------
on the date InterTrust gives Universal written notice thereof (in accordance with Section 14.6) and Universal shall implement and/or comply with applicable portions thereof as soon as reasonably commercially practicable thereafter.

     5.4  InterTrust Trademarks.
          ---------------------

               (a)  Standards. Universal recognizes the importance of
                    ---------
InterTrust's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with Universal's use and distribution of products, applications, and services pursuant hereto bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks, products, and associated services, and to maintain in the mind of the public and customers that InterTrust Technology and its components represent high levels of quality, trust and reliability, Universal shall utilize the InterTrust Trademarks in accordance with trademark guidelines ("Trademark
                                                                    ---------
Guidelines") (which may include approved samples and exemplars) as may be
----------
provided to Universal (and/or reasonably modified) by InterTrust from time to time in its discretion (and the implementation thereof shall be consistent with
Section 5.4(d)). A copy of the current Trademark Guidelines is included in Exhibit C hereto. Such Trademark Guidelines shall: (i) include a list of InterTrust Trademarks and shall specify restrictions on use, if any, including permitted and prohibited countries and jurisdictions; and (ii) may be revised from time to time by InterTrust. InterTrust Trademarks, as listed on Exhibit C hereto (the "Initial InterTrust Marks"), may be modified by InterTrust from time
             ------------------------
to time to include new Trademarks upon InterTrust's provision to Universal of reasonable prior written notice ("Added InterTrust Marks") (and the
                                  ----------------------
implementation thereof shall be consistent with Section 5.4(d)). Any such Added InterTrust Marks shall not include any names, logos or marks that are identical with, substantially similar to, or substantially conflict or create a likelihood of confusion with and/or significantly undermine the value of, any then-existing trademark rights of Universal, or trademark rights with respect to any names, logos or marks then used on any Universal Products, where Universal promptly notifies InterTrust in writing that such new trademark is believed in good faith by Universal to so conflict with, or significantly undermine the value of, then-existing trademarks of Universal.

               (b)  Trademark Ownership; Contestability. Universal acknowledges
                    -----------------------------------
and agrees that all uses of InterTrust Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of InterTrust.

                                                                    CONFIDENTIAL

Universal agrees that except in the case of a breach of Section 5.6(b) hereof it shall not contest the validity of any InterTrust Trademarks or registrations thereof or applications with respect thereto, or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill. Universal agrees to make available to InterTrust, upon request with reasonable notice, samples of records and other documentary evidence as is/are retained in the ordinary course of Universal's business regarding its use of the InterTrust Trademarks, and Universal shall observe, at minimum, reasonable industry standards for recording and maintaining such information, including, for example, information regarding first use of the InterTrust Trademarks by Universal in each country.

               (c)  Confusing Similarity. Subject to InterTrust's obligations
                    --------------------
under Section 5.4(a), Universal shall not use any marks identical with or confusingly similar to any of the InterTrust Trademarks, or Added InterTrust Trademarks used in commerce by InterTrust at any time, and shall not register or attempt to register any marks identical with or confusingly similar to any of the Initial InterTrust Marks, or Added InterTrust Marks. Universal also shall not knowingly permit to be used or offered (and shall prohibit in its Customer Agreements a Customer from using or affixing) any trademark on any Universal Product (and/or associated service) supplied to such Customer to the extent such trademark could reasonably be thought to substantially conflict or create a likelihood of confusion with, and/or be significantly undermined in value by, any trademarks used by such Customer in connection with any products or services using any Other Technology.

               (d)  Prospective Notice. Changes in the InterTrust Trademarks and
                    ------------------
associated standards of quality shall be effective beginning on the date InterTrust gives Universal written notice thereof and Universal shall, as soon as reasonably commercially practicable thereafter, implement and/or comply with such respective portions thereof. In the event a change in the Trademark Guidelines due to any judgment, agreement pursuant to settlement of a claim, or other modification of Trademark Guidelines in connection with a potential InterTrust liability, and upon written notice from InterTrust, Universal will implement such changes and cease activities non-compliant with such changes in a more expeditious manner taking into account the gravity of the circumstances.

          5.5  Universal's Use of Universal Trademarks on Universal Products. To
               -------------------------------------------------------------
promote the branded and distinct identity of Universal Products, and/or associated services, Universal acknowledges and agrees that it shall not, at any time, use (and it shall prohibit in its Customer Agreement any Person whose trademark appears with Universal Product from using) any trademark or logo used in commerce to specifically identify, label or market any such products or associated services, to identify any product or service other than such Universal Products, and associated services (other than trademarks or logos that serve to generally identify Universal or to generally identify a Universal Customer who has co-branding rights hereunder in regards to such Universal Products and/or associated services).

          5.6  Universal Trademarks. Subject to the terms and conditions of this
               --------------------
Agreement, InterTrust shall have a royalty free right to use the Universal Trademarks and other Universal trademarks as selected by Universal in its sole discretion, solely in connection with any publicity in accordance with Section
8.1 and 8.2, and solely with the advance written approval of Universal, in each instance, at the sole discretion of Universal. Universal hereby agrees that at any time after the Joint Press release during the Term, InterTrust may display Universal's corporate logo on InterTrust's website and/or promotional materials solely to disclose that Universal is a licensee of InterTrust; provided however that each such use of the Universal logo, including without limitation the form, size and placement of such logo on any web page and promotional materials, shall be subject to the advance written approval of Universal, in its sole discretion. Further, in this connection:_

               (a)  Standards. InterTrust recognizes the importance of
                    ---------
Universal's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with InterTrust's use of Universal Trademarks as permitted hereunder. Consequently, to maintain Universal's interest in and rights to the Universal Trademarks, products, and associated services, and to maintain in the mind of the public and customers that Universal products and services represent high levels of quality, trust and reliability, InterTrust shall utilize the Universal Trademarks in accordance with trademark guidelines (which may include approved samples and exemplars) as may be provided to InterTrust (and/or reasonably modified) by Universal from time to time in its discretion. Such trademark guidelines may be revised from time

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                                                                    CONFIDENTIAL

to time. As to Universal Trademarks not in commercial use as of the Effective Date, such trademarks shall not include any names, logos or marks that are identical with, substantially similar to, or substantially conflict or create a likelihood of confusion with and/or significantly undermine the value of any then-existing trademark rights of InterTrust or Added InterTrust Trademarks, where InterTrust promptly notifies Universal in writing that such new trademark is believed in good faith by InterTrust to so conflict or significantly undermine the value of such then-existing trademarks of InterTrust.

               (b)  Trademark Ownership; Contestability. InterTrust acknowledges
                    -----------------------------------
and agrees that all uses of Universal Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of Universal. InterTrust agrees that except in the case of a breach of Section 5.4(a) hereof it shall not contest the validity of any Universal Trademarks or registrations thereof or applications with respect thereto, or Universal's exclusive ownership of the Universal Trademarks or their associated goodwill. InterTrust agrees to make available to Universal, upon request with reasonable notice, samples of records and other documentary evidence as is/are retained in the ordinary course of InterTrust's business regarding its use of the Universal Trademarks, and InterTrust shall observe, at minimum, reasonable industry standards for recording and maintaining such information, including, for example, information regarding first use of the Universal Trademarks by InterTrust in each country.

               (c)  Confusing Similarity. InterTrust shall not use any marks
                    --------------------
identical with or confusingly similar to any of the Universal Trademarks and shall not register or attempt to register any marks identical with or confusingly similar to any of the Universal Trademarks.

               (d)  Prospective Notice. Changes in the Universal Trademarks and
                    ------------------
associated standards of quality shall be effective beginning on the date Universal gives InterTrust written notice thereof and InterTrust shall, as soon as reasonably commercially practicable thereafter, implement and/or comply with such respective portions thereof. In the event a change in the Universal trademark guidelines due to any judgment, agreement pursuant to settlement of a claim, or other modification of trademark guidelines in connection with a potential Universal liability, and upon written notice from Universal, InterTrust will implement such changes and cease activities non-compliant with such changes in a more expeditious manner taking into account the gravity of the circumstances.

          5.7  Translation of Material in Foreign Languages. InterTrust shall
               --------------------------------------------
have the right to receive and approve, such approval not to be unreasonably withheld or delayed, any non-English translations made by or for Universal of documentation, marketing and sales materials provided by Universal concerning Universal Products and any related services (to the extent such documentation, marketing, and/or sales materials reference InterTrust Technology and/or capabilities and/or functions enabled by InterTrust Technology), legends and notices required pursuant to Section 5.3 hereof and other required notices, and all versions of InterTrust Technology. If InterTrust informs Universal of any errors in such translations, Universal shall promptly correct such errors.

                    6. LICENSE FEES AND PAYMENT TERMS.

          6.1  Fees and Royalties.
               ------------------

               (a)  InterTrust Technology and Option Fees. In consideration of
                    -------------------------------------
the licenses granted to Universal herein and the other terms and conditions hereof, Universal shall pay to InterTrust the following amounts, net of any withholding tax and concurrently with the execution hereof, a nonrefundable payment of [*] dollars (US$[*]) (the "Initial Fee"), which will be [*] due
                                      -----------
InterTrust in the manner set forth in Section 6.3 below ([*]) if (and only if) Universal does not exercise the Option as set forth in Section 4.1(b) hereof. Concurrently with Universal's exercise of the Option, Universal shall pay to InterTrust a nonrefundable payment of [*] dollars (US$[*]). If Universal directly receives any license fee from any Authorized Venture or the participants of an Authorized Venture in connection with the grant of the sublicense of Section 2.2 (or such Authorized Venture participants' participation in an Authorized Venture), Universal shall pay to InterTrust [*] percent ([*]%) of

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

such fee, if any; provided that such license fee shall not include capital
                  -------- ----
contributions made by such Venture participants to an Authorized Venture.

               (b)  InterTrust Technology Royalties. In consideration of the
                    -------------------------------
licenses granted to Universal herein and the other terms and conditions hereof, Universal (and/or an Authorized Clearinghouse Provider as may be permitted under this Agreement) shall pay to InterTrust the following royalties, net of any withholding tax:

                      (i) six-tenths of one percent (0.6%) of the Gross Commercial Value of each Content Transaction where any Clearinghouse Function is performed at least in part;

                      (ii) two percent (2%) of the Gross Commercial Value received for the complete or partial performance of any Clearinghouse Functions at least in part, but in no event including the payment of royalties for Clearinghouse Functions under Section 6.1(b)(i) above; and

                      (iii) for all revenue and the monetary value of other consideration, if any, actually received by Universal directly in connection with the sale, lease, license, distribution, transfer, or other use of Universal Products and/or services that utilize Universal Products and/or InterTrust Technology (such as service fees for packaging third party Content and/or fees for hosting Content in connection with a Universal service), and not based on performance of Clearinghouse Functions, a royalty of two percent (2%) of all such revenue and any such monetary value for other consideration received by Universal, minus any sales, use, value added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by and/or for Universal on such received revenue and/or any other consideration (as calculated according to generally accepted accounting principles consistently applied with past practices).

               (c)  Support Fee. Subject to the provisions hereof, in partial
                    -----------
consideration for InterTrust's provisions of Support set forth in Section 3.2 hereof and other maintenance activities as set forth herein, during the Initial Support Period, Universal shall pay to InterTrust the amount of [*] dollars (US$[*]) per quarter (the "Support Fee"). The Support Fee shall be paid within
                           -----------
thirty (30) days after the first day of each calendar quarter in accordance with
Section 6.4 hereof.

          6.2 [*] If InterTrust [*] with: (i) a Business Partner in the Entertainment Field [*] Universal hereunder, or (ii) another Business Partner outside of the Entertainment Field who may provide products and/or services to the Entertainment Field [*] where the [*] hereunder; and further pursuant to either such agreement [*] wherein such [*] are also [*] than the [*] set forth in such sections hereof, the [*], at Universal's option, to the [*] and [*] provided by InterTrust [*] as may be employed to service the Entertainment Field, as applicable.

          6.3  Payment Procedure. In the instance, but solely in the instance,
               -----------------
where Universal has not exercised its Option pursuant to Section 4.1(b) hereof, Universal shall be entitled thereafter to [*] percent ([*]%) of all [*] by Universal and [*] under Sections [*] and [*] in a calendar quarter [*] the
[*]; provided that the total amount of all such [*] under this Agreement shall
     -------- ----
under no circumstances [*] dollars ($US[*]) in the aggregate. Except as otherwise expressly provided in this Agreement, within [*] days after the end of each calendar quarter, Universal shall pay InterTrust all amounts due and/or payable pursuant to the licenses and support provided hereunder, and invoiced, billed, transferred



---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

or received, whichever occurs first, during such calendar quarter. In the event any rise in inflation during the later [*] days of such [*] day period results in a decline in more than twenty-five (25%) of the value of any payment, the Parties shall promptly and mutually agree on a method for making appropriate adjustments to such payment to avoid such decline, which agreement shall not be unreasonably withheld or delayed. Universal shall make payments hereunder by wire transfer, or in the instance of quarterly payments, by check or wire transfer, to such account as designated by InterTrust in writing. Concurrently with each royalty payment, Universal shall provide to InterTrust a written royalty report, certified to be accurate by an officer of Universal specifying:
(i) the revenues derived by Universal that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by Universal to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

          6.4  Currency. Gross Commercial Value received by Universal subject to
               --------
the royalties of Section 6.1(a) in a currency other than U.S. dollars shall be converted by Universal to U.S. dollars on a monthly basis for purposes of payment to InterTrust on a quarterly basis according to the rate of exchange for such currency, as published by the Wall Street Journal (Western Edition or main edition in absence of a Western edition) on the last business day during each calendar month of a calendar quarter for which such royalties are due, or if The Wall Street Journal ceases or fails to publish such rate of exchange at any time during this Agreement, the rate of exchange during any such period of cessation shall be such rate published by Bank of America (San Francisco, California) or a comparable source as may be reasonably chosen by InterTrust for its Business Partner and agreed by Universal, such agreement shall not be unreasonably withheld.

          6.5  Taxes.  Universal shall pay taxes, including but not limited to
               -----
withholding taxes, imposed by any foreign government or any other jurisdictions outside of the United States, as applicable, on all fees and royalties payable to InterTrust under this Agreement. To the extent international treaties permit InterTrust to obtain, with minimal burden and expense to InterTrust, a valid Certificate of Tax Exemption (or functional equivalent) from foreign jurisdictions permitting Universal to make such fee and royalty payments free of any such foreign jurisdiction withhold taxes, InterTrust and Universal shall work together in good faith to obtain such certificate. In no event shall InterTrust receive, in the aggregate, less than the fees and royalties set forth in Section 6.1, including, for example, where Universal is required by a foreign jurisdiction to reduce any fee or royalty payment owed to InterTrust by the amount of withhold taxes. In addition, if InterTrust receives a refund from any such foreign jurisdiction for any amount of withhold taxes paid by Universal, InterTrust shall pay such amount to Universal. Universal shall be responsible for payment of all sales, use, value-added and other taxes, duties, and other charges that may fall due with respect to: (i) the transfer to or licensing, reproduction, distribution, and/or use by Universal of, the Universal Products; and (ii) Universal's activities in regards to the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed on InterTrust with respect to: (a) the transfer to, or licensing to, Universal of the InterTrust Technology hereunder; or (b) the payments received hereunder. Except as provided in this Section 6.5, each Party shall be responsible for its own income tax liability imposed by any government.

          6.6  Interest.  Universal agrees that: (i) all sums owed or payable to
               --------
InterTrust hereunder shall bear interest (compounded daily) at the [*] Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, or such lower rate as may be the maximum rate permitted under applicable law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment; and (ii) shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs in that connection. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of Universal's express obligation to timely provide any and all payments due to InterTrust hereunder.

          6.7  Audit.  Universal shall maintain at a reasonable North American
               -----
location during the Term of this Agreement for the Audit Period (as defined below) all books, records, accounts, and other information regarding Universal's activities

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

in connection herewith sufficient according to reasonable accounting practices to determine and confirm Universal's royalty obligations hereunder. Upon InterTrust's prior written request, Universal will permit an internationally-recognized top-five accounting firm of InterTrust's choice (subject to Universal's consent, which shall not be unreasonably withheld or delayed) to examine and audit, during normal business hours at the location where records are normally kept (but no more than once every six (6) months), such books, records, accounts, and other information, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of Universal's reported royalty statements and payments provided by Universal. Universal shall pay any unpaid delinquent amounts within [*] days of InterTrust's request. To the extent such examination discloses an annualized underpayment of more than [*] percent ([*]%) of sums actually due InterTrust and/or an underpayment of more than [*] dollars (US$[*]), Universal shall fully reimburse InterTrust, promptly upon demand, for the fees and disbursements due the auditor for such audit; provided that such prompt payment shall not be in lieu of any other remedies or rights available to InterTrust hereunder. If an audit reveals an overpayment, InterTrust shall promptly notify Universal of such overpayment and Universal and InterTrust will reasonably discuss and agree upon the methods for applying the amount of such overpayment against future royalties in the next payment period or successive periods in a manner reasonably balancing InterTrust's and Universal's commercial circumstances and interests but such repayment shall be in a manner that does not cause undue hardship for InterTrust and, in the absence of significant circumstances, any such applied amount to effect repayment shall not exceed [*] percent ([*]%) of royalties due in any payment period hereunder. As defined herein, with respect to a royalty payment made hereunder for an applicable period, "Audit Period"
                                                               ------------
shall mean four (4) years following such royalty payment. Any Claim for delinquent or inaccurate payment of royalty for any particular quarterly royalty period shall not be initiated by InterTrust for underpayment (or Universal for overpayment) shall be commenced within one (1) year of the commencement of the applicable audit; provided that the foregoing limitation shall not apply with
                  -------- ----
respect to any payment due InterTrust: (a) where an audit has been conducted and an underpayment determined, InterTrust has informed Universal of such determined underpayment, and such determined underpayment has not been made in full to InterTrust; or (b) if Universal and/or its Agents have engaged in any fraud, gross negligence, material misrepresentation or material omission with respect to royalty payments and/or reports hereunder. All of the foregoing shall be subject to statutes of limitation under applicable law.

                   7. PROPRIETARY INFORMATION AND OWNERSHIP.

          7.1  InterTrust Ownership. Universal acknowledges and agrees that, as
               --------------------
between InterTrust and Universal, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right, title and interest in: (i) the InterTrust Technology, enhancements and modifications thereto, and derivative works thereof created by or for, or acquired by, InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created or independently developed, by InterTrust in connection with its performance of this Agreement; and (iii) Modified Technology not owned by Universal pursuant to Section 7.2 hereof, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision
                                     -------------------
contained in this Agreement shall be construed to transfer to Universal or any other Person any title or ownership interest in any InterTrust Property.

          7.2  Universal Ownership.  InterTrust acknowledges and agrees that, as
               -------------------
between Universal and InterTrust, Universal shall be the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter Universal's reservation of) all right, title and interest in, the portions of the following created solely by (or for) Universal hereunder: (i) any Universal Products, except for any InterTrust Property therein; (ii) Modified Technology created in accordance with the terms hereof (except (a) for any InterTrust Property therein and/or (b) to the extent (and solely to the extent) such Modified Technology merely reimplements the existing functionality of InterTrust Technology provided to Universal (including, for example, porting or translation thereof) and not to the extent that such Modified Technology adds new functionality or enhanced functionality); and (iii) all Intellectual Property Rights embodied in such Universal Products or such Modified Technology ("Universal Property") independently developed by or for Universal in accordance
 -------------------
herewith. No provision contained in this Agreement shall be construed to transfer to InterTrust or any other Person any title or ownership interest in any Universal Property.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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          7.3  Universal License to InterTrust. In consideration of the licenses
               -------------------------------
granted and of other consideration provided by InterTrust to Universal under this Agreement, during the Term of this Agreement and during the period in which any rights under Section 13.3(b) are in effect, Universal hereby grants to:


                (a) InterTrust, its affiliates, and their successors, assigns, and direct and indirect customers (including users of InterTrust Technology) a limited, nontransferable, nonsublicensable, nonexclusive, royalty-free and worldwide license under the patent rights of Universal to make, use, sell, offer for sale, import, distribute and/or otherwise exploit InterTrust Technology, any products or services directly relating to the InterTrust Technology and/or directly relating to electronic rights management, distributed electronic event management, or distributed operating system technology, but solely to the extent that such activities would, but for such license, infringe any such patent rights of Universal (including any patents disclosing and/or claiming any Modified Technology); and

                (b) InterTrust, its affiliates, and their successors and assigns a nonexclusive, royalty-free and worldwide license under the Intellectual Property Rights (other than trademark, tradenames, and services marks) of Universal to use Universal Products solely in connection with InterTrust's internal testing, evaluation and enhancement of performance, security and/or interoperability characteristics of InterTrust Technology with such Universal Products, and not for redistribution, licensing, sale or other transfer to any Person.

If during the Term of this Agreement InterTrust enters into any agreement with my Business Partner in the Entertainment Field [*] under the licenses granted under this Section 7.3, but solely to the specific extent nature of the terms and conditions [*].

                8. JOINT ACTIVITIES AND PARTNERING COMMITMENT.

          8.1  Joint Press Release. Except as otherwise provided in this
               -------------------
Agreement, promptly after the Effective Date, the Parties shall issue the press release in the form attached hereto as Exhibit K (the "Joint Press Release"). In
                                                       -------------------
addition, Universal and InterTrust shall throughout the Term work together to publicly issue additional mutually agreeable press releases disclosing the future plans of the Parties relating to the use of InterTrust Technology and support for the MetaTrust Utility (the "Followup Press Releases"). Upon
                                        -----------------------
InterTrust's request from time to time, and so long as Universal is using InterTrust Technology in development of or distribution of a pilot trial or in development of or distribution of a commercial release of a Universal Product, Universal will use reasonable efforts to meet with investors, potential investors or licensees and/or financial and marketing analysts to promote and clearly endorse, to InterTrust's benefit, InterTrust Technology, including explaining for a minimum of twelve (12) months from the Effective Date that InterTrust is Universal's preferred rights and distributed trust management technology partner and Universal's direct and material support for the MetaTrust Utility. Unless otherwise agreed in writing, all further public disclosures by either Party concerning the subject matter of the Joint Press Release, the Followup Press Releases and/or Section 8.2 hereof shall be consistent with, and not exceed the scope of, the content of the Joint Press Release, the Followup Press Releases, InterTrust Specifications and the other provisions hereof. All other public disclosures with respect to the terms hereof shall be made in accordance with Section 9.5.

          8.2  Promotion and Marketing. The parties shall jointly participate
               -----------------------
in, and from time to time (as they may agree) engage in, promotional, marketing, and sales activities designed to: (i) increase industry awareness of Universal Products (and associated services) and InterTrust Technology; and (ii) promote the dissemination and use of InterTrust's technology as the general purpose Digital Rights Management and Secure Container standard solution for electronic commerce. Each Party will assist the other with marketing activities relating to the Universal's use of InterTrust Technology by, for example, displaying certain InterTrust Trademarks on products and services (and materials relating thereto) and jointly participating in, as mutually agreed in each Party's discretion, trade shows and customer events.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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          8.3  Technology Advisory Committee. To further strategic opportunities
               -----------------------------
among the Parties and to encourage feedback concerning InterTrust Technology, InterTrust currently intends to establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industry companies that have close technology strategic relationships with InterTrust; and (ii) certain leading experts in technology or business applicable to information and electronic commerce (the "Technology Advisory
                                                        -------------------
Committee").  The Technology Advisory Committee shall meet regularly at a forum
---------
to be selected by InterTrust for the purpose of discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry. Upon the establishment of the Technology Advisory Committee: (a) InterTrust shall grant Universal the right to have one seat as a member of the Technology Advisory Committee; and (b) Universal, at its option, may elect and notify InterTrust of its designation of an executive (who may be an employee of Universal) to serve on such committee. Universal may propose that in place of itself a representative of the Authorized Venture serve on behalf of, and as a designee of, Universal on the Technology Advisory Committee, such designation shall be subject to InterTrust's prior written approval. To the extent it participates, Universal shall: (1) be responsible for all acts and omissions of the representative in connection with the Technology Advisory Committee; and (2) pay for all expenses incurred by Universal in connection with participation on such Committee unless InterTrust pays for expenses of any other Business Partner member, wherein such other Business Partner member's agreement has overall terms substantially similar to the terms hereof. Universal's right to a seat on the Technology Advisory Committee shall be contingent upon (and subject to): (A) material compliance with generally applicable committee rules, and the terms and conditions hereof; (B) avoidance of activities by Universal and/or Authorized Venture (as applicable) that materially conflict with InterTrust's interests, as determined by InterTrust in its discretion; and (C) continuation of the Technology Advisory Committee. It is acknowledged that Universal's representative on the Technology Advisory Committee will be exposed to InterTrust Confidential Information, and may be exposed to confidential information of other InterTrust partners.

8.4  Partnering Commitment
     ---------------------

     (a)  Basic Provisions.  In recognition of and partial consideration for
          ----------------
providing Universal with material, early access to technology and highly confidential InterTrust Technology and Intellectual Property, and the rights hereunder, Universal agrees to the following partnering commitment. Without obtaining the express prior written consent of an InterTrust Designated Officer, in the exercise of InterTrust's discretion, during the first [*] ([*]) years of the Term Universal shall not, in connection with the Management of Content in the Entertainment Field (as such field may be further expanded upon the exercise of the Option): (i) commercially or publicly use, deploy, or participate in the commercial or public use or deployment of, any technology, products and/or associated services that use or incorporate any Other Special Advanced Technology, except that a Universal Reader Module may incorporate and support
(1) Pre-Authorized Other Technology for use in conjunction with InterTrust Technology (where InterTrust Technology is the Preferred Technology) and where the use of such InterTrust Technology is Compliant with InterTrust Specifications; and (2) any Other Technology, provided that such use of such Other Technology has been mutually approved in writing by Universal and an InterTrust Designated Officer in each Party's good faith exercise of its discretion, following discussion by the Parties of their respective commercial interests; nor (ii) perform in whole or in part any clearinghouse functions (that would be deemed Clearinghouse Functions if performed using InterTrust Technology) using any Other Technology and/or for information that has been derived at least in part from the use of any Other Technology (except and solely except as incorporated in a Universal Reader Module in accordance with the provisions of the immediate preceding subparagraph (i)). During such [*] ([*]) year period, upon InterTrust's prior written request, Universal agrees to verbally endorse InterTrust Technology as its Preferred Technology to investors, potential investors and/or licensees of InterTrust provided such verbal endorsement need not be publicly made and will be subject to a non-disclosure agreement unless otherwise agreed in writing (including by email) by an InterTrust Designated Officer and a Universal Executive.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     (b)  Caveats.  Notwithstanding the foregoing, subparagraphs (i) and (ii) of
          -------
Section 8.4(a) immediately above shall not be construed in any way to prohibit Universal from participating in the [*]; provided that Universal does not
                                         -------- ----
materially develop any Digital Rights Management technology for the project. Universal shall not publicly promote and/or market the [*] to a greater degree than the other participants in the [*], and, shall within [*] ([*]) months after the Effective Date, launch, conduct and use reasonable efforts to have other major music labels join in, a music trial project in the U.S. on a scale at least reasonably comparable to the [*] using InterTrust Technology as its principal Digital Rights Management technology (the "Universal/InterTrust
                                                     --------------------
Trial"). Further, nothing in Section 8.4(a) shall be construed to require
-----
Universal to refrain from distributing Content intended for use with any Other Special Advanced Technology or Other Technology where the artist or provider of such Content individually instructs Universal to do so, provided that Universal
                                                        -------- ----
uses commercially reasonable efforts to recommend and promote the use of InterTrust Technology with such Content instead of any Other Special Advanced Technology or Other Technology; and further provided that for the [*] ([*]) year
                                    ------- -------- ----
period stated in Section 8.4(a), Universal does not use any Universal brand directly with such Other Special Advanced Technology. Universal shall not promote the brand of the provider, or provider products and/or services, of such Other Special Advanced Technology or Other Technology on any part of its marketing materials or products except to the minimum extent necessary as required by any such artist or provider of such Other Special Advance Technology or Other Technology, and then only directly regarding the specific use of such Other Special Advanced Technology or Other Technology for such artist's or provider's specific entertainment products.

                             9.  CONFIDENTIALITY.

          9.1  Classification of Technology and Documents For Confidentiality
               --------------------------------------------------------------
Purposes. For ease in complying with the terms of this Section 9, information and documents to be exchanged by the Parties shall be marked, as appropriate, to identify the confidential or non-confidential nature of the information, and information exchanged orally or visually shall be described, as appropriate, to alert the recipient of the confidential or non-confidential nature of the information. As regards InterTrust Technology (including Documentation) and other documents or information provided by InterTrust to Universal in tangible form, or provided orally or visually hereunder, such information shall be marked or indicated, as appropriate, as: (i) "Unclassified"; (ii) "Confidential"; or
(iii) "Top Secret," and, as regards Universal information, such information shall be marked as: (a) "Unclassified" or (b) "Confidential." All InterTrust Confidential Information and Universal Confidential Information may be referred to as "Confidential Information." A Party and its authorized personnel shall
       ------------------------
exercise careful judgment when they are in possession of information of the other Party that has not been marked or indicated with one of the above-described classifications. If any information provided by one Party has not been marked or indicated as above and is not known with certainty by the receiving Party to have been either publicly released or otherwise classified as "Unclassified," then such other Party, its employees and any other Person authorized to possess such information shall treat such information as "Confidential," except that information provided by InterTrust to Universal orally or visually regarding security (including tamper resistance and/or cryptographic key management) aspects of InterTrust Technology which is thereafter confirmed in writing by InterTrust that such information constitutes Top Secret Information shall be treated as of the date of receipt of such writing by Universal as Top Secret Information in accordance with Section 9.2(b) hereof.

          9.2  InterTrust Information.
               -----------------------

               (a)  Confidential Information. To the extent that Universal
                    ------------------------
receives from InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally or visually ("InterTrust Confidential Information"), Universal shall hold such InterTrust
  -----------------------------------
Confidential Information in strict confidence and in a manner that is: (i) sufficiently secure for the character and content of the InterTrust Confidential Information as reasonably determined by Universal to protect the interests of InterTrust and the InterTrust Technology environment (and in accordance with the provisions hereof); and (ii) not less secure than procedures used by Universal to protect its comparably important information and technology. Universal shall not in any manner whatsoever, without InterTrust's prior written consent, use, disclose, provide or otherwise make available any InterTrust Confidential Information to any person, except to any employee, director or Contractor ("Agent(s)") of Universal, each of whom shall operate under the same
  --------
restrictions as Universal (in addition to


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

complying with any other provision hereof relating to such agreement). Furthermore, in each case of disclosure to an Agent of Universal, access to such InterTrust Confidential Information shall be allowed only to such Agents who have a reasonable need to know such InterTrust Confidential Information, and then only to the extent necessary to enable Universal to use InterTrust Confidential Information solely to exercise its rights or perform its obligation hereunder and/or as expressly allowed hereunder. Universal shall: (1) require its Agents having access to any portion of InterTrust Confidential Information to strictly maintain its confidentiality; and (2) ensure that each such Agent shall have executed with Universal a written non-disclosure/non-use agreement in the form set forth on Exhibit I hereto or as subsequently provided by InterTrust, or Universal's applicable form agreement which shall effectively and comparably bind such Agent to an agreement of the same scope as InterTrust's form agreement, and which such form agreement shall be subject to InterTrust's reasonable prior written approval which approval will not be unreasonably withheld or delayed. Upon such approval, the form agreement shall replace the relevant portion of Exhibit I. In the case of a Contractor, such provisions shall be in the Contractor Agreement. Universal shall notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the InterTrust Confidential Information upon any Universal Executive becoming aware of such unauthorized disclosure or other such misuse or misappropriation. Universal shall use reasonable efforts to maintain a log of the Agents accessing and the location of all originals and copies of material excerpts of technical InterTrust Confidential Information. Universal shall be fully responsible for any breach of Universal's obligations under this Agreement by an Agent to whom such InterTrust Confidential Information has been disclosed. Subject to the provisions of Section 9.4, any obligation of Universal to keep InterTrust Confidential Information in confidence shall expire thirty-six (36) months after disclosure of such information by InterTrust to Universal, except with respect to InterTrust Technology, in which case such obligation shall continue in perpetuity.

               (b)  Top Secret Information. In order to protect InterTrust's
                    ----------------------
rights, the rights of InterTrust licensees, and the secure operation and/or interoperability and reputation of InterTrust implementations, Universal shall treat any InterTrust Technology or other confidential information that it may receive that is either marked "Top Secret - Do Not Copy" or similar legend containing at least the words "Top Secret" (and at least on the cover page or in comparable other places) when disclosed in written form, or indicated as "Top Secret" when disclosed orally or visually and identified in writing to a Universal Executive as Top Secret within thirty (30) days of such oral or visual disclosure ("Top Secret Information") in a manner not less secure than
             ----------------------
Universal's most secret information and, in all events in a manner sufficient to ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. Universal shall allow disclosure of such Top Secret Information to no more than an aggregate of twelve (12) designated individual employees or approved Contractors of Universal and/or Authorized Ventures (as such twelve individuals may be designated by Universal) at any one time, each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust in its reasonable discretion) and then only to the extent necessary for Universal to use Top Secret Information solely to exercise its rights and perform its obligations under this Agreement. Universal shall not substitute any employee designated to receive Top Secret Information with another employee, unless such designated employee's employment with Universal has been terminated or such person is no longer able to serve the intended role or is no longer participating in the business projects conducted using InterTrust Technology, provided that Universal shall use reasonable efforts to maintain continuity and
-------- ----
minimize changes of such designated employees and no more than an aggregate of eighteen (18) designated individual employees shall have been authorized within any forty-eight (48) month period (in the absence of approval by an InterTrust Designated Officer). None of such employees shall receive a disclosure of any such Top Secret Information until: (i) such employee executes an InterTrust Top Secrecy Agreement (in the form set forth in Exhibit I hereto or as subsequently provided by InterTrust) covering such information and exposure; and (ii) an executed copy of such agreement is received by InterTrust, with return receipt provided to Universal, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, Universal and Universal employees described above shall make no physical embodiments whatsoever of Top Secret Information (for example, any reproduction or copy of Top Secret Information, including descriptive notes containing any Top Secret Information) without the prior express written authorization of an InterTrust Designated Officer, nor shall Universal or such Universal employees disclose any Top Secret Information to any Person (including to any Contractor), except as described in this Section 9.2(b). Upon Universal's prior written request, InterTrust will, where reasonable and appropriate in InterTrust's discretion given the nature of the Top Secret Information, provide Universal with additional copies of the Top Secret Information up to a limit of twelve (12) copies. If any Universal

                                                                    CONFIDENTIAL

Executive becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 9.2(b), and/or as specified in a Top Secrecy Agreement, Universal shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. Universal shall maintain a log of the employees accessing and location of all originals and other provided copies of all Top Secret Information. Universal shall be fully responsible for any breach by any Universal employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

          9.3  Universal Information.  To the extent that InterTrust receives
               ---------------------
Confidential Information of Universal that is either marked "Confidential" when disclosed in written form or indicated as "confidential" when disclosed orally or visually ("Universal Confidential Information") under this Agreement,
              ----------------------------------
InterTrust shall hold such Universal Confidential Information in strict confidence and in a manner that is: (i) sufficiently secure for the character and content of the Universal Confidential Information as reasonably determined by InterTrust to protect the interests of Universal (and in accordance with the provisions hereof); and (ii) not less secure than procedures used by InterTrust to protect its comparably important information and technology. Except as to the disclosure by Universal of the Modified Technology or such disclosure inherent in the Certification Testing of Universal Products and/or any associated services pursuant hereto, and only to the extent expressly specified by InterTrust Specifications, Universal shall not disclose or otherwise provide or make available to InterTrust any Universal Confidential Information or other third Person confidential or proprietary information comprising, containing or directly concerning any Other Technology), without first acquiring written approval from an InterTrust Designated Officer. InterTrust shall not in any manner whatsoever, without Universal's prior written consent, use, disclose, provide or otherwise make available any Universal Confidential Information to any person, except an Agent of InterTrust each of whom shall operate under the same restrictions as InterTrust (in addition to complying with any other provision hereof relating to such Agreement). Furthermore, in each case of disclosure to an Agent of InterTrust, access to such Universal Confidential Information shall be allowed only to Agents who have a reasonable need to know such Universal Confidential Information and only to the extent necessary to enable InterTrust to use Universal Confidential Information to exercise its rights and perform its obligations hereunder and/or as expressly allowed hereunder. InterTrust shall: (a) require its Agents having access to any portion of Universal Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with InterTrust a written non-disclosure/non-use agreement provided by Universal, or InterTrust's applicable form agreement which shall effectively and comparably bind such Agent to an agreement of the same scope as Universal's form agreement, and which such form agreement shall be subject to Universal's reasonable prior written approval. Upon such approval, the form agreement will replace the relevant portion of Exhibit I. InterTrust shall notify Universal promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the Universal Confidential Information. InterTrust shall use reasonable efforts to maintain a log of the Agents accessing and the location of all originals and copies of material excerpts of technical Universal Confidential Information. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by an Agent to whom such Universal Confidential Information has been disclosed. Any obligation of InterTrust to keep Universal information in confidence shall expire thirty-six
(36) months after disclosure of such information by Universal to InterTrust provided that InterTrust confidentiality obligations hereunder with respect to any Source Code provided to InterTrust in connection with any Certification Program shall continue in perpetuity.

          9.4  Exceptions. Notwithstanding the provisions of Sections 9.1, 9.2
               ----------
and 9.3 above, the confidentiality restrictions herein shall not apply to information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient by employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to the discloser of such information), as of the date such information is so received. In the case of Top Secret Information, however, the availability to Universal of information that is substantially equivalent to Top Secret Information based upon subsection (i), (ii) and/or (iii) above shall not, in any manner, diminish Universal's obligations with respect to the Top Secret Information provided by InterTrust to Universal (and all copies or derivatives thereof), and Universal shall be prohibited from further disclosing to

                                                                    CONFIDENTIAL

third parties any such InterTrust Top Secret Information in Universal's possession in accordance with the terms hereof; except that nothing contained herein shall be construed to limit Universal's rights outside of this Agreement with respect to information obtained through the foregoing subsection (i), (ii) and/or (iii) and such separate information shall not be deemed Top Secret Information for purposes of this Agreement. In the event any Party is required by law, regulation or order of a court or other authority of competent jurisdiction to disclose the other Party's Confidential Information or Top Secret Information (as applicable), such Party shall notify such other Party as promptly as possible, and shall, upon such other Party's request and expense, reasonably assist in challenging or restricting the scope of such required disclosure. Top Secret Information may be disclosed only upon InterTrust's prior written approval; provided that if Universal notifies InterTrust that it has
                  -------- ----
received an order from a court of competent jurisdiction requiring disclosure of Top Secret Information: (i) Universal shall use reasonable efforts to resist disclosure (including filing motions to limit disclosure to in camera inspection); and (ii) if despite resisting such disclosure Universal is required to produce such Top Secret Information and faces material consequences should it refuse to so comply, Universal shall not be construed to have breached this Agreement by disclosing such required information. In all events, a Party subject to such required disclosure shall disclose only such information that is strictly required pursuant thereto and no further information and shall have provided InterTrust notices of such events on a frequent basis as here relevant (the "Top Secret Disclosure Procedures").
      --------------------------------

          9.5  Confidentiality of Agreement and Publicity.  Except as otherwise
               ------------------------------------------
provided in Sections 8.1, 9.4 and this Section 9.5 hereof, neither Party hereto shall at any time, without the prior written consent of the other Party, disclose the specific details of the terms and conditions of this Agreement to any Person, other than: (i) Agents having a substantial need to know; (ii) as required by law, for example, in connection with any initial public offering of securities pursuant to a registration under the Securities Act of 1933, as amended (an "IPO"); (iii) investors holding approximately one percent (1%) or
             ---
more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the disclosing party; (iv) potential investors who may purchase approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the other Party; and (v) financial institutions, professional advisors and/or other consultants having a reasonable need to know and having no reasonably anticipated conflict of interest with the other Party. In each and every case set forth above, the receiving Person shall be bound by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the above, Universal may provide to potential partners (including [*] and [*]) and substantial equity investors of the Development Venture or Clearinghouse Venture an opportunity to review, or to obtain, one copy (1) each of this Agreement which copy has been previously redacted by mutual agreement of the Parties to exclude terms that are not directly relevant for evaluation of whether to participate in such venture (including, for example, with respect to potential participants in the Development Venture, licenses for Clearinghouse Functions in Section 4.3, provisions regarding most favored treatment regarding access to technology in Section 3.1, InterTrust Specifications in Section 5.2(b) and/or grant-back of licenses in Section 7.3, payment terms in Section 6.1(a), and partnering commitments provisions of Section 8.4 (except that Universal may replicate (or, at Universal's option, expand) such partnering commitment provisions in the sublicense or delegation agreement to the Authorized Venture pursuant to the terms hereof); provided that such Person: (1) has a need to know
                               -------- ----
and has no reasonable anticipated conflict of interest with InterTrust (except that [*] and [*] shall not be deemed to have a material conflict with
InterTrust with respect to their Pre-Authorized Other Technology), (2) is bound by a confidentiality agreement sufficient in scope to protect InterTrust's rights and interests hereunder including restricting the disclosure of the contents of such copy and further from copying or reproducing such redacted copy and from using this Agreement or the information contained herein for any purpose other than for the purpose of evaluating whether to participate in the Development Venture or Clearinghouse Venture, as applicable (including in connection with any discussions or negotiations with InterTrust concerning a direct license relationship with InterTrust); and (3) shall be required in writing to promptly return such copy to Universal, and Universal shall seek and use all reasonable efforts to effect such return, if such potential partner or equity investor ceases to be a potential partner or equity investor, or does not consummate a transaction in the Development Venture or Clearinghouse Venture within a reasonable period of time, or if such potential partner or equity investor develops a material conflict of interest with InterTrust. Without the prior written authorization of an InterTrust Designated Officer, no more than twelve (12) copies of such redacted versions of this Agreement shall be distributed in the aggregate; provided that a summary document concerning the
                              -------- ----
Agreement may be proposed by the Parties in the exercise of their discretion for use in accordance with the foregoing. InterTrust shall be provided with the name, affiliation, and address of each such


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

recipient so as to know what Persons are in possession of its Confidential Information. Notwithstanding the foregoing provisions of this Section 9.5: (a) either Party may publicly discuss or otherwise disclose in general terms that an agreement exists between the Parties to develop products and services using InterTrust Technology, but may provide no further material details as to the specific activities and commitments of the other Party, without the prior written consent of such other Party; and (b) either Party may make such disclosures to the extent permitted under this Section 9.5 or Section 8.4in order to perform its obligations or exercise its rights under this Agreement.

          9.6  Confidentiality of Payments, Audit and Certification Testing. All
               ---------------------------
information received during an audit or pursuant to a Certification Program as provided herein, all information concerning Certification Testing results (including information received pursuant to any Certification Testing), and all payment information received pursuant to this Agreement, shall be treated as confidential information pursuant to Sections 9.2(a) and 9.3 hereof. Notwithstanding the foregoing, information concerning whether a Universal Product or any associated services being disseminated or used in commerce is Compliant with InterTrust Specifications ("Compliance Information") shall not be
                                           ----------------------
treated as Universal Confidential Information if such Universal Product and/or associated service is being disseminated or used in contravention of the terms and conditions of this Agreement. InterTrust agrees to provide Universal with written notice in the event InterTrust ceases to treat such Compliance Information as Universal Confidential Information pursuant to the foregoing.

          9.7  NDA. Subject to the provisions of this Section 9, upon the
               ---
Effective Date of this Agreement, information relating to the subject matter of this Agreement, when disclosed after the Effective Date by one Party to the other Party shall be covered by the confidentiality provisions of this Section
9. Any information disclosed by one Party to the other Party relating to the subject matter of this Agreement when disclosed prior to the Effective Date or relating to subject matter outside of this Agreement shall be covered under the Non-Disclosure/Non-Use Agreements between InterTrust and Universal Music Group dated January 16, 1997, and between InterTrust and Universal Studios, Inc. dated October 30, 1997.

                     10.  REPRESENTATIONS AND WARRANTIES.

          10.1 Representations and Warranties of Both Parties. Each Party
               ----------------------------------------------
represents and warrants to the other Party that as of the Effective Date:

               (a) such Party is a corporation or a limited liability company duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

               (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party. No other corporate or shareholder action or other proceeding on the part of such Party or its shareholders is necessary to authorize this Agreement and the consummation of the transactions contemplated hereby ;

               (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights; and

               (d) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party or any order or judgment of any court or government agency or authority.

                                                                    CONFIDENTIAL

          10.2 Representations and Warranties of InterTrust. In addition to the
               --------------------------------------------
other representations and warranties contained herein, InterTrust represents and warrants to Universal that as of the Effective Date:

               (a) InterTrust owns or has all necessary rights, title and interest to grant the licenses hereunder;

               (b) to InterTrust's knowledge, neither the InterTrust Technology, the InterTrust Trademarks nor the Licensed Rights infringe any Person's patent, copyright or trade secret right, and there are no active claims or allegations of any such infringement pending; PROVIDED THAT INTERTRUST
                                                 -------- ----
MAKES NO WARRANTY WITH RESPECT TO THE INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OTHER THAN THE FOREGOING REPRESENTIATON THAT IT IS UNAWARE OF ANY SUCH INFRINGEMENT; and

               (c) InterTrust has in good faith employed commercially reasonable steps in accordance with the U.S. software industry practices to: (i) [*] and/or [*] the inclusion in any InterTrust Technology of any [*] (or [*]) that are intended to [*], [*], [*] or otherwise [*] with the operation of the InterTrust Technology or Universal Products or cause such technologies to [*] in a [*] manner [*] with reasonable business practices; and (ii) design and develop the InterTrust Technology as delivered to Universal pursuant to this Agreement to operate without [*] caused directly by the [*] in the [*] to the [*], and to accurately [*] (without material error) [*] and [*] associated with the [*] and [*]. A summary of [*] that have been taken is included in Exhibit J hereto.

          10.3 Limitation. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
               ----------
CONTRARY, THE INTERTRUST TECHNOLOGY IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR REQUIREMENTS AND NONINFRINGEMENT AND INTERTRUST DOES NOT WARRANT AS TO ANY MATTER THAT INTERTRUST TECHNOLOGY WILL MEET UNIVERSAL'S REQUIREMENTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, INTERTRUST DOES NOT WARRANT THAT THE INTERTRUST TECHNOLOGY WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

          10.4 Reporting Covenants.  InterTrust shall promptly inform Universal
               -------------------
Executive, in writing, of any breach by InterTrust of any provision hereunder that comes to the attention of an InterTrust Designate Officer. Universal shall promptly inform an InterTrust Designated Officer, in writing, of any breach by Universal, an Authorized Venture (including any participant therein), and/or Customer hereunder, of any provision hereof, or of the applicable sublicense or Customer Agreement, that comes to the attention of a Universal Executive.

                      11.  INDEMNIFICATION AND REMEDIES.

          11.1 Indemnification.
               ---------------

               (a)  InterTrust Indemnification. InterTrust shall indemnify,
                    --------------------------
defend and hold Universal and its employees, agents, officers and directors (the "Universal Parties") harmless from any and all liability, judgments, costs,
 -----------------
damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions
                                                     ------
thereof, to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any third Person against the Universal Parties arising directly or indirectly from: (i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth herein; and (ii) Universal's proper use of InterTrust Trademarks as set forth herein; provided, however, that, with respect to InterTrust's representations under
--------  -------  ----
Section 10.2(b) hereof, this indemnity does not extend to any Claim relating to:
(1) any Modified Technology or other modifications thereto made by Universal or any third Person or combinations of the InterTrust Technology with any product, technology or service of Universal or of any


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Person where such Claim (to the extent directly related to such modifications or combination) would have been avoided in the absence of such modification or combination; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation where such Claim (to the extent directly related to such inconsistency) would have been avoided in the absence of such inconsistent use.


               (b)  Universal Indemnification. Universal shall indemnify, defend
                    -------------------------
and hold InterTrust, its employees, agents, officers and directors (the "InterTrust Parties") harmless from any and all Claims or portions thereof to
 ------------------
the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any third Person against the InterTrust Parties arising directly or indirectly from: (i) Universal's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Section 10 hereof;
(ii) InterTrust's proper use of Universal Trademarks as set forth herein; and
(iii) the design, manufacture, use, distribution and/or disposition by or for Universal of Modified Technology, Universal Products, performance of any service associated with the foregoing, and/or other exercise by Universal of the licenses hereunder, except where such Claims (1) would have arisen solely out of InterTrust Technology as directly provided to Universal by InterTrust in the absence of Universal activities hereunder other than the development and distribution of solely InterTrust Technology, or (2) arose out of modifications to Universal Products which were expressly required by InterTrust Specifications and the implementations of such modifications have been expressly approved in writing by an InterTrust Designated Officer or an InterTrust delegate acting under the direction of InterTrust pursuant to a Certification Program as set forth in Section 5.2; and further, except to the extent Universal is indemnified by InterTrust under Section 11.1(a) hereof.

               (c)  Third Party Claims. In case any Claim is brought by a third
                    -------------------
Person for which Claim indemnification is or may be provided hereunder the indemnified Party shall provide prompt written notice thereof to the other Party. Where obligated to indemnify such Claim, the indemnifying Party shall assume the defense thereof (at the expense of the indemnifying Party) within thirty (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first. The Parties shall cooperate reasonably with each other in the defense of any Claim, including making available (under seal if desired, and if allowed) all records reasonably necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim, at indemnifying Party's expense for co-representation of counsel or at its own expense for independent counsel, except that the indemnifying Party shall pay for reasonable expense of independent counsel for the indemnified Party where the indemnified Party is advised by outside legal counsel that a material conflict of interest exists in such defense being provided by the indemnifying Party. Notwithstanding the foregoing (and any other section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information related to the security capabilities of InterTrust Technology to any Person except nothing in the immediately foregoing shall apply to the Top Secret Disclosure Procedures in Section 9.4 hereof. Each Party shall be entitled to prior notice of any settlement of any Claim to be entered into by the other Party and to reasonable approval of a settlement to the extent such Party's rights would be directly and materially impaired thereby. Without limiting the foregoing, in the event of any Claim or threatened Claim that the InterTrust Technology infringes any third Person's Intellectual Property Rights: (1) upon Universal's request, InterTrust will use [*] to [*] the [*] or [*] for Universal to [*] and otherwise [*] in accordance with the terms and conditions hereof such portion of [*] on [*] reasonably acceptable to both Parties, each in the exercise of its own discretion (except that Universal shall be solely responsible for paying all [*] or [*] of any kind in connection with such [*] and, therefore, may exercise its sole discretion with respect to reasonable approval of any terms relating to [*] of any such [*]); or (2) at InterTrust's sole discretion, InterTrust may use [*] to [*], [*] or [*] any such [*] of the [*], as the case may be, so as to [*] of the [*] while maintaining [*] of such [*] or [*] of the InterTrust Technology that are material to Universal's then-current use of such technology. If options (1) and (2) are not [*] in each Party's reasonable discretion: (A) Universal shall have the right, as its sole and exclusive remedy in connection with such Claim, threatened Claim or action of InterTrust in accordance with this Section 11.1(c), to terminate, without any liability, the licenses granted hereunder, so long as such Claim or threatened Claim or action of InterTrust relates materially to the performance of InterTrust Technology as used by Universal; and (B)


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

InterTrust shall have the right to, if it has a material risk of liability from Universal's or its sublicensees' continued use of such portion of InterTrust Technology (and further has not succeeded in obtaining or modifying the technology in accordance with the foregoing subparagraphs (1) and (2)), terminate, without any liability, the licenses granted hereunder, and any such termination shall be upon thirty (30) days prior written notice. If at any time during the Term InterTrust grants to any third Person in the Entertainment Field in connection with a license to InterTrust Technology [*] set forth in the immediately two preceding sentences, Universal [*], so long as Universal has continuously treated and continues to treat, Intertrust Technology as its Preferred Technology at all times in a consistently uninterrupted manner in all material respects, and any evaluation of [*].

          11.2  Cumulative Remedies.  Except as expressly provided herein to the
                -------------------
contrary, no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          11.3  Equitable Remedies. Each Party agrees that it may be impossible
                ------------------
or inadequate to measure and calculate a Party's damages from any breach of the covenants set forth in Sections 4.5, 5, 6.7, 7, 8.4, 9, 11.1(c) solely with respect to the obligation to defend, 13.3(a), 14.5 and 14.8 hereof. Accordingly, each Party agrees that if it or any of such Party's Agents thereof breach or threaten a breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's Agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement; provided that the foregoing shall not relieve such other Party from any legal requirement to show irreparable harm and likelihood of success on the merits.

                          12.  EXCLUSION OF DAMAGES.

EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AGENTS, AFFILIATES, CUSTOMERS, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT OTHER THAN UNDER SECTIONS 7, AND 9 AS PROVIDED IN THE IMMEDIATELY FOLLOWING SENTENCE. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES:
(i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, OR ITS AGENTS; (ii) THE BREACH OF SECTIONS 7, OR 9 HEREOF WITH RESPECT TO ANY CONFIDENTIAL INFORMATION OR TOP SECRET INFORMATION DISCLOSED IN WRITING AND MARKED AS CONFIDENTIAL OR TOP SECRET IN ACCORDANCE WITH SECTION 9 OR CONFIRMED IN WRITING AS CONFIDENTIAL OR TOP SECRET (SUCH AS AFTER ORAL DISCLOSURE), BUT SOLELY WHERE SUCH BREACH OCCURRED AFTER SUCH CONFIRMATION OR MARKING IN WRITING; OR (iii) WILLFUL AND BAD FAITH BREACH OF THIS AGREEMENT OF ALL MATERIAL OBLIGATIONS UNDER THIS AGREEMENT.

                           13. TERM AND TERMINATION.

          13.1  Agreement. This Agreement shall commence on the Effective Date
                ---------
and, unless and until terminated earlier in accordance herewith, shall continue for a period of ten (10) years (the "Initial Term"). At the end of such Initial
                                     ------------
Term, if and only if Universal shall have at all times during the Initial Term (except for the initial eighteen (18) month period thereof) treated InterTrust Technology as its Preferred Technology on a consistently uninterrupted manner in all material respects, this Agreement shall continue for so long and solely for so long, as Universal continues to treat InterTrust

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Technology as its Preferred Technology (the "Term"). If at any time Universal,
                            ----
by decision of any of its executive management with authority to make such decision, intentionally ceases, or decides to cease and takes material steps towards ceasing, treating InterTrust Technology as its Preferred Technology, Universal shall provide InterTrust with reasonably prompt written notice of such actions or decision and, if the Initial Term has expired InterTrust may terminate this Agreement upon thirty (30) days prior written notice. It is acknowledged and agreed that Universal will have the opportunity to cure any interruption in treatment of InterTrust Technology as its Preferred Technology
 -- so long as such interruption was not the result of an intentional decision of any of its executive management directed at ceasing the treatment of InterTrust Technology as Universal's Preferred Technology -- in the same manner, and in accordance with the timing and procedures set forth in Section 13.2(a) after its receipt of any written notice from InterTrust describing in reasonable detail the nature of any interruption known to InterTrust officers (the "InterTrust Preferred Cure Notice"). In the event Universal fails to cure such
 --------------------------------
interruption as specified previously above and reinstate the treatment of InterTrust Technology as the [*] in accordance with the foregoing and the cure provisions of Section 13.2(a), Universal shall be deemed to have failed to treat InterTrust Technology as its [*] for purposes of this Section 13.1 and the Initial Term shall not be extended or if the Initial Term is then already extended InterTrust may immediately terminate this Agreement upon thirty (30) days prior written notice.

          13.2  Events of Termination.  This Agreement and the licenses granted
                ---------------------
hereunder shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of Termination"):
 --------------------

                 (a) If either Party materially defaults on any of its material obligations under this Agreement (or a Customer Agreement, as applicable) the non-defaulting Party (or InterTrust in the case of a breach by a Universal Customer) shall have the right, exercisable in its sole discretion, to initiate a termination procedure under this Agreement by written notice (sent in accordance with the provisions of Section 14.6 hereof) describing with reasonable specificity the nature of the default and requiring that such default be cured (the "Default Notice"), wherein such Default Notice shall automatically
               --------------
result in termination unless: (i) within sixty (60) calendar days of receiving such Default Notice (the "Cure Period"), the defaulting Party remedies the
                          -----------
default; or (ii) in the case of a default that cannot with earnest due diligence be cured within the Cure Period, the defaulting Party institutes, by the date upon which one half of the Cure Period shall have expired, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion no later than six (6) months from the date of such Default Notice. Notwithstanding the foregoing, the Cure Period associated with a breach of payment obligations in accordance with Section 6 shall be thirty (30) days. Notwithstanding any of the foregoing, a Party shall have the right both to immediately terminate this Agreement and to injunctive relief as set forth in
Section 11.3 in the event the other Party or any of its Agents engages in any:
(1) intentional, material unauthorized use of technology outside of the rights granted hereunder (or, in the case of Universal, any unauthorized disclosure of information marked or confirmed by InterTrust in accordance herewith as InterTrust Top Secret Information) and/or (2) willful, material unauthorized disclosure of Confidential Information or Top Secret Information, provided that such was conducted in intentional violation of this Agreement and where, in the case of InterTrust any InterTrust Designated Officer or other executive manager, and in the case of Universal any Universal Executive, had knowledge of such intended unauthorized use or disclosure prior to the occurrence of any such acts. The non-defaulting Party agrees to use reasonable efforts to advise the defaulting Party after the occurrence of a default by the defaulting Party of any material obligation under this Agreement promptly upon such non-defaulting Party's officers or other executive management becoming aware of such default. In the event a non-defaulting Party fails to provide a Default Notice within ninety (90) days after officers or other executive management of such non-defaulting Party (and in the case of InterTrust, executive management including the Chairman and/or President, and General Counsel and/or VP, Legal), and in the case of Universal, executive management including one or more Universal Executives) have reviewed facts regarding a default (including any correspondence between the Parties) that justifies termination of this Agreement and has determined to commence termination of this Agreement under this subparagraph (a) as such determination is represented in a written statement or memorandum, such non-defaulting Party shall be deemed to have waived its right of termination of this Agreement under this subparagraph (a); provided that such waiver shall not limit any right to recover damages or other rights or remedies of such non-defaulting Party under this Agreement or at law or in equity.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                 (b) By a Party at its option, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for the other Party for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) this institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution ;

                 (c) Upon written notice to Universal, InterTrust may immediately terminate this Agreement in its discretion in the event: (i) Universal fails (1) to generally distribute any Universal Products within eighteen (18) months from the date InterTrust first delivers the Commerce 1.1 to Universal, and/or makes no release of any Universal Product materially commercially available for any consecutive eighteen (18) month period during this Agreement, provided that such time period shall be extended by any period
                -------- ----
in which (A) there exists a Material Defect in the InterTrust Technology that materially impedes Universal's development and distribution efforts, but only for the period from the date that Universal documents such defect as provided in
Section 3.2(b) hereof to the date InterTrust has reasonably corrected or mitigated such defect as provided in Section 3.2(b), or (B) there exists a delay in InterTrust's response with respect to certification of Universal Product as stipulated in Section 5.2(c)(iii), (2) after the Initial Support Period to timely make payments due under this Agreement on three or more occasions over an [*] month period where InterTrust has provided to Universal a written warning notice after the second occasion that any further failure to timely make payments will be subject to InterTrust's termination hereunder, or (3) engages in conduct directly contrary to a partnering relationship by providing, or positioning itself as a provider, to multiple third Persons (other than its distributed labels who distribute music under the Universal Trademarks) of any Special Advanced Technology (other than InterTrust Technology) wherein such Special Advanced Technology has been developed specifically by and/or for Universal (and provided that the foregoing provisions of this subparagraph (3) shall not be construed to include licensed activities as set forth herein); or
(ii) any litigation is initiated against any Person entitled to the benefits of the licenses under Section 7.3 arising out of or alleging infringement of any intellectual property right of Universal or its Controlled affiliates, or Persons acting under Universal's or such Controlled affiliate's direction and/or control, where such intellectual property right would have been licensed under
Section 7.3 hereof had such intellectual property right been held by Universal; and

                 (d) By Universal by providing written notice to InterTrust within the thirty (30) days of the date which is eighteen (18) month after the Effective Date where: (i) the Commerce 1.1 of InterTrust Technology contains [*] that render such technology [*] and from being [*] in a software-only implementation as would be reasonable for a distributed peer-to-peer software instantiation ("[*]"); and (ii) Universal has provided InterTrust written notice
                ---
of such [*] in the same manner as set forth in Section 3.2(b) as early as possible after discovery of such [*] and InterTrust has been given the opportunity to review and undertake the cure procedures under Section 13.2(a). The foregoing right of termination shall terminate and no longer be exercisable if at any time Universal has transferred any Universal Product to third Persons (other than Contractors and Persons participating in a non-commercial beta test for no monetary remuneration). Upon the exercise of the foregoing termination right under this subparagraph (d), notwithstanding any contrary provisions contained herein, any and all rights and licenses of Universal under this Agreement (including the rights and licenses under Section 13.3(b)) shall immediately terminate.

          13.3  Effect of Termination.
                ---------------------

                (a)   General. Upon the expiration or termination of this
                      -------
Agreement and except (and solely except) as set forth in Section 13.3(b) hereof:
(i) all licenses granted hereunder, and all sublicenses and delegations granted or made hereunder, shall automatically terminate; (ii) InterTrust shall have the right to retain all sums already paid by Universal hereunder, and Universal shall pay to InterTrust within thirty (30) days thereafter all sums owed InterTrust according to the terms and conditions hereof subject to adjustments in accordance with Section 6.7; and (iii) Universal shall immediately discontinue use of InterTrust Technology and/or the use of any portion of such InterTrust Technology in


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

any Modified Technology, and discontinue making, using, selling or otherwise transferring or exploiting any product or service that in the absence of a license hereunder would infringe any InterTrust Intellectual Property Rights (including termination of distribution of Universal Products and any associated services); provided, however, that all licenses properly granted to end-users
           --------  -------  ----
pursuant to the then-existing Customer Agreements solely for Universal Products shall continue in full force and effect in accordance with the terms thereof (provided that such licenses do not provide any rights to such end-users with respect to Clearinghouse Functions, other than as expressly provided hereunder). Each Party shall deliver to the other Party within thirty (30) days from the date of termination of this Agreement all copies of all materials protected as Confidential Information or Top Secret Information under this Agreement, including all copies under its control or under the control of its Agents. Return of Confidential Information shall be by commercially secure means as reasonably specified by the receiving Party. Return of Top Secret Information shall be made, at InterTrust's option as specified by a InterTrust Designated Officer by written instruction to Universal: (a) by physical and secure pickup at Universal's offices by an InterTrust officer designated in writing by such InterTrust Designated Officer; or (b) as otherwise may be determined by InterTrust in its discretion, as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who receives a listing of the contents of such delivery certified by an officer of Universal and audited and countersigned by such InterTrust officer. Within one (1) month after the termination of this Agreement, each Party will certify in writing to the other Party that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.


               (b) Limited License for Maintenance of Legacy Content. Upon the
                   ----------------------------------------------
expiration of the Term (and if Universal shall have complied with its obligations under Sections 5.1, 7, 8.4 and 9 and other provisions of this Agreement), Universal shall continue to have the [*] (the "Legacy License"),
                                                           --------------
for the term of the useful life of the Legacy Product (as defined below), solely to: (i) [*] InterTrust Technology to [*] and [*] for Universal Products that have then been [*] as of the date of such expiration or termination ("Legacy Products"); (ii) [*] Compliance Updates to users of such Legacy Products in accordance with the terms and conditions hereof; and (iii) have an Authorized Clearinghouse Provider perform Clearinghouse Functions for InterRights Point [*] such Legacy Products. The Legacy License (and Universal's exercise thereof) shall at all times be contingent upon Universal compliance with: (1) Sections 1, 5.2, 5.3, 5.5, 5.7, 6.1, 6.3, 6.4, 6.5, 6.6, and 7.3; and (2) those Sections that survive in accordance with Section 13.4. Nothing contained herein shall be construed to grant Universal any right to, and Universal agrees not to, perform any Clearinghouse Functions after the expiration of the Term or termination of this Agreement pursuant to Section 13.1.

          13.4     Survival.  The respective rights and obligations of
                   --------
InterTrust and Universal under the provisions of Sections 4.4, 4.5, 5.2, 5.4, 5.5, 6.6, 6.7 (but only for a period of five (5) years), 7.1, 7.2, 8.4 (but only in the event that Universal has breached this Agreement), 9, 10.3, 10.4, 11 (but only 11.1(b), 11.1(c), 11.2 and 11.3 as applicable to Section 13.3(b)), 12, 14, and this Section 13 shall survive expiration or termination of this Agreement.

                            14.      MISCELLANEOUS.

          14.1     Governing Law.  This Agreement, any and all actions arising
                    -------------
out of or in any manner affecting the interpretation of this Agreement, and any actions between the Parties involving the InterTrust Technology, any InterTrust Property and/or any Confidential or Top Secret Information ("Party Disputes")
                                                             --------------
shall be governed solely by, and construed solely in accordance with, the laws of the United States of America and: (i) the substantive and procedural law (excluding that body of law involving conflicts of law) of the Commonwealth of Virginia, where any claim, counterclaim or defense in such Party Dispute involves a material issue based in whole or in part on, or concerning (including where a decision as to such issue could directly affect the validity, enforceability, ownership, scope or interpretation of any of the Party's Intellectual Property Rights) any (a) InterTrust Confidential Information or Top Secret Information, (b) InterTrust Property (as defined in Section 7.1), and/or
(c) Intellectual Property Rights (an "IP Dispute(s)"); and (ii) the substantive
                                      -------------
and procedural law (excluding that body of law relating to conflict of laws) of the State of California for Party Disputes that do not involve an IP Dispute, unless trial and/or pre-trial preceding in such Party Dispute that does not involve an IP Dispute


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

are joined and/or consolidated with an IP Dispute proceeding in accordance with
Section 14.2(iii), in which case the provisions of the immediately proceeding subparagraph (i) shall apply to such Party Dispute. The Parties hereby acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. To the extent permitted by law, the provisions of this Agreement shall supersede any provisions of the Uniform Commercial Code as adopted or made applicable to this Agreement in any competent jurisdiction.

          14.2     Venue and Jurisdiction.  The Parties recognize the
                   ----------------------
importance to: (i) InterTrust of having any litigation between the Parties involving an IP Dispute adjudicated in the Federal District Court for the Eastern District of Virginia (Alexandria Division) (or any direct successor thereto), or, if required by law, the Commonwealth courts located in Alexandria, Virginia (the "Virginia Venue"); and (ii) Universal of having any litigation
               --------------
between the Parties not involving an IP Dispute adjudicated in the Federal District Courts in California (or any direct successor thereto), or, if required by law, such state courts there located (the "California Venue"). Therefore, in
                                              ----------------
connection with any litigation between the Parties involving an IP Dispute, each Party hereby unconditionally and irrevocably consents to the exclusive jurisdiction and venue in the Virginia Venue, and in any litigation between the Parties not involving an IP Dispute, each Party hereby unconditionally and irrevocably consents to the exclusive jurisdiction of the California Venue as chosen by the plaintiff with respect to such claim. Consistent with the immediately foregoing, each Party irrevocably: (i) waives any objection and covenants that it shall refrain from making any motion concerning personal jurisdiction, venue, transfer, or convenience of the Parties with respect to a Party Dispute filed in said courts; (ii) consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in the Agreement (or if necessary, the appointment of a registered agent for acceptance of service of process and/or other notices provided for under this Agreement); and (iii) agrees that if any pending actions between the Parties are required to be joined and/or consolidated in any manner (and one or more of such actions involve an IP Dispute), the Virginia Venue shall be the venue that exclusively presides over such joined and/or consolidated actions.

          14.3     Compliance with Law and Export Controls.  The Parties shall
                   ---------------------------------------
at all times comply with all applicable U.S. and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the InterTrust Technology Products and Modified Technology. Additionally, Universal acknowledges that because one or more aspects of the InterTrust Technology Products is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions, Universal Products likely will require export and other approvals as well. InterTrust has obtained export approval concerning implementations of Commerce 1.1, and with respect to additional InterTrust Technology products, shall use commercially reasonable efforts at InterTrust's expense and discretion to obtain additional license or other approvals, if any, that may be required for InterTrust to make the InterTrust Technology and/or Documentation or information relating thereto generally available internationally. Universal shall use commercially reasonable efforts, at Universal's expense, to comply with all applicable laws (including applicable U.S. export control laws and regulations) and use commercially reasonable efforts to obtain all necessary governmental consents and approvals in connection with the distribution of or export or re-export of the Universal Products (as well as other technology as expressly permitted hereunder) that contain any part of the InterTrust Technology or Modified Technology in accordance herewith. The Parties expressly agree that any failure to obtain or any delay in obtaining such approval as to InterTrust Technology or in connection with any Universal Product shall not relieve either Party from its obligations under this Agreement.

          14.4     Amendment or Modification.  This Agreement may not be
                   -------------------------
amended, modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the President or Chairman of InterTrust and a duly authorized officer of Universal.

          14.5     No Assignment.  Universal acknowledges that the licenses and
                   -------------
rights granted by InterTrust to Universal under this Agreement are personal to Universal, and Universal shall not assign or transfer its rights or obligations hereunder without the prior written consent of an InterTrust Designated Officer. InterTrust shall not assign or transfer its rights or obligations hereunder without Universal's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, InterTrust and/or Universal shall be entitled to assign or transfer such rights or

                                                                    CONFIDENTIAL

obligations hereunder in connection with any merger or sale of substantially all of assets, equity, or business of InterTrust and/or Universal (as applicable) related to this Agreement provided that: (i) Universal may not assign or transfer any such rights or obligations hereunder to a Person that is a Competitive Entity; and (ii) any successor in interest to InterTrust shall, for a period no less than six (6) months from the consummation of such merger or sale, continue to actively and in good faith support InterTrust Technology in a manner consistent with the practices of InterTrust immediately prior to a merger or sale under this Agreement. Universal may assign this Agreement to Universal Studios, Inc. or a Controlled affiliate thereof which, directly and/or indirectly through its Controlled affiliates, own, control or have the exclusive rights to license music Content branded under Universal Trademarks. Further, Universal may not assign or transfer any such rights or obligations hereunder to any Person that is materially coordinating material commercial efforts related to content distribution or distributed Digital Rights Management with a Person that is a Competitive Entity. Subject to the foregoing, this Agreement will benefit and bind the successors and permitted assigns of the Parties. Any attempted transfer or assignment without such approval shall be null and void ab initio and of no force or effect; and the sole result of any failure to approve such assignment or transfer of rights shall be termination of this Agreement in accordance with the provision of Section 13.

          14.6     Notices.  Any notice or other communication to be given
                    -------
hereunder shall be in writing and shall be (as elected by the Party giving such notice): (i) personally delivered; and (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information regarding Top Secret Information or as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three
(3) days prior notice to the other Party. Notice hereunder shall be directed:


If to Universal:                                    If to InterTrust:

70 Universal City Plaza, 3rd Floor                  460 Oakmead Parkway
Universal City, California 91608                    Sunnyvale, California94086
Attn: SVP Business & Legal Affairs                  Attn: General
Counsel
cc: Head of Electronic Commerce & Advance Technology

          14.7     Waiver.  Any provision of this Agreement may be waived by
                   ------
the Party entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust's President or Chairman, and in the case of Universal, a Universal authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

          14.8     No Third Party Beneficiaries.  Except as expressly provided
                   ----------------------------
 herein to the contrary, nothing in this Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and any respective successors or permitted assigns of the Parties, any rights, obligations, or remedies hereunder.

          14.9     No Agency.  Nothing herein contained shall be construed to
                   ---------
constitute the Parties hereto as partners or joint venturers or the agent of the other Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

          14.10     Severability.  If the application of any provision or
                    ------------
provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity

                                                                    CONFIDENTIAL

and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

          14.11     Counterparts; Facsimiles.  This Agreement may be executed
                    ------------------------
in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy of copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

          14.12     Force Majeure.  Except as provided herein to the contrary,
                    -------------
if, by reason of labor dispute, strike, inability to obtain labor or materials, fire or other action of the elements, accident, administrative or governmental restriction or appropriation or other causes, whether like or unlike the foregoing, beyond the reasonable control of a Party hereto, such Party is unable to perform in whole or in part its obligations set forth in the Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such Party liable to the other Party. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement of the period such delay continues. This Agreement may be terminated by notice by the Party not seeking excuse from performance, if such event shall prevent performance for longer than two hundred and seventy (270) days. The Party subject to an event of force majeure shall use good faith efforts to comply as closely as possible with the provisions of this Agreement and to avoid the effects of such event to the extent possible.

          14.13     Entire Agreement.  This Agreement (together with Exhibits
                    ----------------
hereto) represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreement sand understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 9.7 hereof).


IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                     UNIVERSAL MUSIC GROUP, INC.
CORPORATION

By:______________________________              By:___________________________
Name: Victor Shear                             Name:_________________________
Title: Chairman and Chief Executive Officer    Title:________________________

                                   EXHIBIT A
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

             INTERTRUST TECHNOLOGY ESTIMATED PRODUCT DELIVERABLES
             ----------------------------------------------------


I.   INTERTRUST TECHNOLOGY:  PRODUCTS AND DOCUMENTATION

II.  INTERTRUST AUTHORIZED APPLICATION SOFTWARE

III. INTERTRUST AUTHORIZED CLEARINGHOUSE SOFTWARE

IV.  INTERTRUST CORE TECHNOLOGY

I.   INTERTRUST TECHNOLOGY ESTIMATED PRODUCT DELIVERABLE


A.  InterTrust Commerce Release 1.1
    -------------------------------

The InterTrust Commerce Release 1.1 provides a broad range of software, components and sample applications that allow developers to incorporate highly flexible and distributed Digital Rights Management and the persistent protection of digital information into computer software, and to support e-commerce businesses, infrastructures and clearinghouses. In general, this software:

 . facilitates the rapid integration of InterTrust(TM) secure electronic commerce and digital rights management technologies into customer-specific applications;

 . enables development of rights management tools for viewing, packaging and editing;

 . allows the creation of Secure Containers for music-, video-, text-, image-based, and other forms of digital content. DigiBox containers, in combination with other InterTrust Technology capabilities, provide persistent protection of digital information across information networks and through digital distribution channels in a software-only manner;

 . permits specification of conditions and consequences governing the use of digital data and windows design compliant executables. These conditions may include distributed usage management, auditing, and payment control related to client interaction with (and usage of) digital information;

 . has client and server support for Windows 95, Windows 98, and NT 4.0 and server support for Windows NT 4.0 and Solaris 2.5.1;

 . enables integration with customer-specific services, such as: payment, financial and usage clearinghouses, multiple network protocols, database systems, updates, etc; and

 . supports deployment services for installation and registration.

InterTrust Technology may have, and Material Defects shall not include, differing security characteristics regarding differing levels of tamper resistance resulting from, for example, employing differing combinations of tamper resistance design and techniques. For example, it is recognized that software tamper resistance techniques will not be as resistant to attack as hardware tamper resistance techniques, and certain tamper resistance techniques will be more resistant to attack than other tamper resistance techniques and that the degree of tamper resistance normally results from a combination of techniques and design decisions, wherein various combinations have differing degrees and characteristics of tamper resistance.



     1.  Commerce 1.1 Deliverables:
         --------------------------

     Commerce 1.1 delivers software, development tools, and documentation for creating InterTrust-aware applications and run-time environments, and provides the framework for clearinghouse activities and deployment activities, including deployment administration. Production-level core InterTrust software, application programming interfaces and tools, and sample software applications are provided.

The deliverables represent product sets, each targeted to support a different are of InterTrust rights functionality. They are:

 . Application Developer's Kit ("ADK");
                                ---

 . Transaction Authority Software, including the Clearinghouse Developer's Kit;

 . Deployment Manager Developer's Kit; and

 . InterRights(TM) Point (Golden Master).

In Commerce 1.1, these product sets are released together. For future releases, and at InterTrust's discretion, these product sets may be independently delivered and may be available as independent deliverables.

a.   Applications Developer's Kit 1.1:
     ---------------------------------

The Application Developer's Kit provides programming libraries, sample applications that demonstrate packaging and viewing, certain deployable application and components, source code for the sample applications, pre-activated (non-deployable) InterRights Points for test purposes, and documentation.

 . Core Technology Software - Object Code

  - InterTrust Programming Libraries (including ITAPI, the Layout Interpreter Library, Rights Management Library, and utility libraries).

  - Pre-activated InterRights Points (software to support the development environment).

  - ITAPI: The programming interface to the InterRights Point software includes functions that are used to package and read DigiBox containers, specify business rules, and perform administrative functions associated with use of DigiBox containers.

  - InterTrust Interoperability Library [*]: This interface uses ITAPI to construct various governed elements, such as budget objects, [*] objects, and [*] objects. It manages the construction of the controls required for these objects and is intended to provide consistent use of those controls to help enable interoperability of objects.

  - InterTrust Layout Interpreter Library [*]: The internal organization of a DigiBox container usually is specified in a layout template produced by the Layout Editor and interpreted by both packaging and viewing applications using the Layout Interpreter programming interface.

  - Rights Management Library [*]: Applications can use this class library to create and manipulate controls (business rules) rather than writing directly to the ITAPI to do so.

 . Applications and Components - Source Code and Object Code (include)

  - InterTrust Rights Wallet(TM) and core Rights Wallet(TM) applets: supports administration of the InterRights Point in the packaging and viewing environment. These provide an administrative interface to the InterRights Point software to enable users of the system to set budgets, set passwords, commence payment activities, and perform other administrative functions associated with use of DigiBox containers and the InterRights Point software.

  - InterTrust Layout Tool (executable and source code): a graphical editing tool for creating DigiBox container layout templates that are later used in packaging operations. This tool creates a content layout template that specifies how the elements representing digital content in a DigiBox container will be organized. XXX can use the basic template supplied with the InterTrust Packager, or can use this tool to create different templates for its own content. Templates facilitate interoperability among packaging and viewing applications that use the InterTrust software.

  - InterTrust Rights Selector (executable and source code): an [*] component, intended to be embedded in viewer applications, for displaying rights controls in readily human-readable and manipulable format. The Rights Selector component reads a set of business rules (controls) from a DigiBox container and displays them in human-readable form; and

[*] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

  - InterTrust Survey/License Control (executable and source code): an [*] component, intended to be embedded in viewer applications, for presenting HTML based survey and license agreements to consumers.

  - InterTrust Packager: sample software that creates a DigiBox container, places specified content into a DigiBox container, associates business rules and specified controls with the content, and places such rules inside the container as well;

  - InterTrust Viewer: sample software that reads the contents of a DigiBox container created with an InterTrustworthy Packager; displays the rules that govern use of the content; and, after the user agrees to those rules, displays, prints, or saves the content as specified by the business rules. This application implements InterTrust defined [*] component interfaces to invoke survey and license agreement mechanisms and supports a plug-in interface for handling specific media types;

  - InterTrust Media [*] Control: a sample [*] component that demonstrates how to build plug-in media handlers; and

  -  InterTrust Installer.

b.   Transaction Authority Software:
     ------------------------------

The Transaction Authority software provides the framework for Clearinghouse activities and Deployment activities, including deployment administration.

 . Core Technology: Object Code Format (except as noted):

  - Transaction Authority Framework Software - secure communication infrastructure and protocols, general processing of incoming data, and database storage. The Transaction Authority Framework (TAF) software is a software framework made up of several components that handle the secure reception and processing of DigiBox containers. It is designed to enable validation and processing of requests that require interaction between an InterRights Point and some financial or management authority, called a transaction authority.

  - Deployment Manager Software - a set of programs for secure node deployment and initialization, provision of naming services to nodes, and provision of secure date and time services to nodes. It initializes each InterRights Point and authorizes addition of new users. It authorizes backup and restores activities of provider and consumer systems. It is also responsible for key distribution and name services within a deployment. (Source Code provided for those portions of the software that may be altered).

  - Installer Software: Software for tamper-resistant installation of the InterRights Point (Source Code provided for those portions of the software that may be altered).

 . Clearinghouse Sample Applications and Components - Source Code and Object
  Code:

  - Usage Clearinghouse Application--sample software for gathering and aggregating usage information, such as usage audits and user profiles;

  - Financial Clearinghouse Application--sample software for performing prototypical clearinghouse functions in the area of financial clearing;

  - Deployment Service Prototype Component--sample software for customizing an initialized InterRights Point (e.g., associating that InterRights Point with a particular InterTrust deployment and obtaining installation demographics)

c.   InterRights Point (Golden Master):
     ---------------------------------

The Golden Master provides a deployable version of the InterRights Point software that may be replicated for distribution. The InterRights Point is the component that provides secure processing of DigiBox containers and enforces business rules. In Commerce 1.1, the InterRights Point software is a cooperating or server process that can run on Microsoft Windows95, Windows 98, and Windows NT 4.0. The InterRights Point software presents the InterTrust Application Programming Interface (ITAPI) to applications. This interface has a proxy or "client" portion that communicates via RPC with a "server" portion. This server side of the ITAPI then makes requests of the Protected Processing Environment(TM) (PPE) software in the InterRights Point. The PPE software does the actual secure manipulation of containers.

The client-server implementation used for ITAPI allows an application and the InterRights Point to be located on the same machine or on different ones. The interface supports multiple local and remote clients and also multiple simultaneous users.

d.   Additional Application: Commerce Modeler(TM) Software. (Provided for
     ----------------------
Internal use, but not redistribution, without change):

The Commerce Modeler is a rights/business rules programming environment. It provides a graphical programming environment where simple to complex rights based business models can be laid out on a visual canvas. Employing building block components called "Intents", a user can layout a variety of business rule sets that can be manually or automatically associated with content structural elements defined through use of the Layout Tool. Layout sets can be composed of logical, user determined combinations of rule Intents, as well as associated parameter data.

     2.   Commerce 1.1 Documentation:
          ---------------------------

     -    Commerce 1.1 Overview
     -    Commerce 1.1 Installation and Configuration Guide
     -    Commerce 1.1 Glossary
     -    Applications User's Guide
     -    Application Developer's Guide
     -    Application Developer's Kit: Supplemental Libraries
     -    Application Developer's Kit: ITAPI Vol 1 Concepts
     -    Application Developer's Kit: ITAPI Vol 2 Reference
     -    Application Developer's Kit: Interoperability Library
     -    Application Developer's Kit: Rights Metafile Format
     -    Clearinghouse Developer's Guide
     -    Deployment Manager Developer's Guide


  Note: Source (where applicable and made available). Object Code for Windows 95, Windows 98, and Windows NT 4.0 for client software and Windows NT 4.0 and Solaris 2.5.1 for server software. Additional platforms under development, and to be supplied by InterTrust as available and determined by InterTrust in its discretion.

II.  INTERTRUST AUTHORIZED APPLICATION SOFTWARE AND CORE TECHNOLOGY

Your Agreement contains provisions that: (1) prohibit modification of InterTrust Technology (that is designated Core Technology) (files noted as "Core Technology" may not be modified; files expressly noted herein to be "Customizable" Technology may be modified), and (2) restrict redistribution of any software except "Authorized Application Software" (files noted as "Authorized Application Software" may be distributed, as applicable solely in accordance with the terms and conditions hereof and in the Agreement; files not expressly noted as "Authorized Application Software" may not be distributed). (Any information concerning Customizable Technology or "Core Technology" found in source files themselves may not be relied upon and shall be superseded by the designations noted herein). Any and all further restrictions noted in the file (or Agreement) concerning distribution (such as with the IRP Golden Master process) must be adhered to or such file shall not be Authorized Application Software. As of the Effective Date there is no Authorized Clearinghouse Software.

LISTING OF CUSTOMIZABLE TECHNOLOGY AND AUTHORIZED APPLICATION SOFTWARE

REDISTRIBUTION OF NON-SOURCE FILES

All references to file and directory locations refer to the default installation directories, which are set by the user at installation.

The binary and online help files listed below are "Authorized Application Software" and may be redistributed, solely subject to terms and conditions of the Agreement. All other files may not be redistributed (except as specifically noted separately in the Source File section below):

[*]

[*]

SOURCE FILE CUSTOMIZATION AND REDISTRIBUTION

Source files contained in the directories listed in this section are "Customizable" and may be modified solely as expressly provided therein. In some cases, redistribution of the customized output is authorized and such files are Authorized Application Software for redistribution solely subject to terms and conditions of the Agreement. The paragraph preceding each section describes the customization and redistribution restrictions. Source files in any directory not listed in this section may not be modified or changed in any manner.

* CUSTOMIZABLE, BUT REDISTRIBUTABLE ONLY VIA THE IRP GOLDEN MASTER PROCESS

The source files contained in the directories listed immediately below are customizable but are redistributable only via the IRP Golden Master redistribution process and solely subject to terms and conditions of your
Agreement:

[*]

[*]

* CUSTOMIZABLE BUT NOT REDISTRIBUTABLE (I.E., "CUSTOMIZABLE SOFTWARE" ONLY) The source files contained in the directories listed immediately below are customizable but not redistributable in any manner:


* REDISTRIBUTABLE ONLY
The source files contained in the directory listed immediately below are redistributable (subject to terms and conditions of your Agreement) but may not be modified or changed in any manner

* CUSTOMIZABLE AND REDISTRIBUTABLE (I.E., "CUSTOMIZABLE SOFTWARE" ONLY)
The source files contained in the directories listed immediately below are customizable and redistributable (solely subject to terms and conditions of your Agreement):

[*]

[*]

[*]

The source files contained in this directory are third-party files which are customizable if the instructions contained in those files are correctly followed:
[*]


III. SPECIAL ACKNOWLEDGMENTS AND THIRD PARTY LICENSE REQUIREMENTS

It is acknowledged and understood that the certain software modules of the Commerce 1.1 InterTrust Technology may employ or may operate with third Person technology that is included with the technology made available by InterTrust to Licensee under the Agreement. This information is also found in the source files of the Commerce 1.1 software. The following describes the third Person technology, the InterTrust software where such third Person technology is used, and InterTrust's and Licensee's rights and licenses therein. Licensee's use of the third Person technology is limited by the terms of any licenses or rights that InterTrust may have therein and may sublicense to Licensee.

A. Third Person Technology Used in Certain Provided Sample Applications.

* Certain portions of the Software contain software provided under license to InterTrust from [*] Corporation. The [*] software is contained in files in the following directory, [*] (where [*] is the default installation directory which is set by the user at the time of installation) and is required by the InterTrust viewer application of the Software. InterTrust's agreement with [*] provides that InterTrust has the perpetual right to use the Inso Software to develop, use and support its viewer application (including distributing the [*] software to its licensees and allowing further distribution by InterTrust's licensees) solely in InterTrust's viewer application as executable code as relates solely to distributable formats (HTML, ASCII, ANSI, Unicode, MS Word, BMP, GIF, JPEG, WMF); provided that you abide by
                                                     -------- ----
the terms of InterTrust's license with [*] (which is attached as Attachment A-1 hereto). As relates to all other non-distributable formats, use of these files by InterTrust and all licensees is for internal development and use, and demonstration purposes only (except where the terms and conditions of a separate
                       ----
agreement are satisfied). If you decide to use the InterTrust viewer application in connection with non-distributable formats for redistribution to end-users, you will need to obtain a license for such use from [*].

* Certain portions of the Software contains software provided under license to InterTrust from [*] Technology Corporation ("[*]"). The [*] Software is contained in the [*] file in binary form. (c) [*] Technology All Rights Reserved. InterTrust's agreement with [*] has a perpetual term that may be terminated: (i) at will by InterTrust; and (ii) by [*] upon written notice to InterTrust upon breach by InterTrust and 30 days opportunity to cure. Under the agreement, InterTrust has a license to: (a) use the [*] Software for internal software development and testing; (b) incorporate the [*] Software into products and redistribute such software provided that it is an integral component such products; (c) modify the [*] Software or combine the [*] Software with other products, provided that the such derivative products remain subject to the terms of the [*] agreement; (d) make archival or backup copies of the [*] Software; and (v) to redistribute the [*] Software in object or source code to customers authorized to use InterTrust technology and to allow such customers to exercise the rights described in subsections (a)-(d) above, provided that such customer agrees to abide by the terms of the Basis Software License and Services Agreement attached hereto as Attachment A-2.

B. Third Person Technology Used In Core Technology.

* Certain portions of the Core Technology software (as indicated in such portions' source files) have used [*] and [*], to which this notice applies and which may be used by you provided that this notice is included: [*]" Copyright
(C) 1990-2, [*] Copyright (C) 1991-2, [*] Inc. All rights reserved. License to copy and use this software is granted provided that it is identified as the "[*], Inc., [*] and/or [*], Inc. [*]" in all material mentioning or referencing this software or this function. License is also granted to make and use derivative works provided that such works are identified as "derived from the [*], Inc. [*]", and/or "derived from the [*], Inc. [*]" in all material mentioning or referencing the derived work. [*], Inc. makes no representations concerning either the merchantability of this software or the suitability of this software for any particular purpose. It is provided "as is" without express or implied warranty of any kind. These notices must be retained in any copies of any part of this documentation and/or software."

* Certain portions of the Core Technology software (as indicated in such portions' source files) have used [*] software, to which this notice applies and which may be used by you provided that this notice is included: [*] & [*] Copyright (C) 1992 [*]. THIS PROGRAM IS DISTRIBUTED WITHOUT ANY WARRANTY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. A copy of the license is included as attachment A-3 hereto.

* The Software contains software, [*], incorporated as a binary black-box executable that is required by for use in the Software provided under license to InterTrust from [*] Corporation. A [*] package is provided to you with the Software, provided that, pursuant to the terms of InterTrust's agreement with [*], you agree that you will: (i) not reverse engineer or modify in any way the [*] Software; (ii) not use the [*] Software other than as incorporated into the Software in any manner for the development or distribution of: [*]

[*]; and (iii) abide by the terms of the [*] License Agreement provided with the Software and attached hereto as Exhibit A-1.

* Certain portions of the Core Technology (as indicated in such portions' source files) have used [*] software, to which this notice applies and which may be used by you provided that this notice is included: "Copyright (c) 1995 by [*]. Permission to use, copy, and modify this software without fee is hereby granted, provided that this entire notice is included in all copies of any software which is or includes a copy or modification of this software and in all copies of the supporting documentation for such software. This software may be subject to export controls. SOME PARTS OF [*] MAY BE RESTRICTED UNDER UNITED STATES EXPORT REGULATIONS (HOWEVER, SUCH PARTS ARE NOT INCLUDED IN THE SOFTWARE). THIS SOFTWARE IS BEING PROVIDED "AS IS", WITHOUT ANY EXPRESS OR IMPLIED WARRANTY. IN PARTICULAR, NEITHER THE AUTHORS NOR [*] (NOR INTERTRUST TECHNOLOGIES CORPORATION) MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND CONCERNING THE MERCHANTABILITY OF THIS SOFTWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE." Such [*] Software may be obtained as of the date of the Agreement by email at [*].

C.  Miscellaneous.

* Certain software objects in the library [*] (as named upon default install) were written by [*] ([*]). Such software is utilized by you solely upon
                     ---
installation by you of the Software. Permission is given by [*] to use such software provided neither the program nor code based upon the software is sold. InterTrust is not selling such software to you and you should not sell it.
              ---
Rather, such software is included with other software, for install purposes, such other software being subject to your license agreement.

* Certain portions of the software (as indicated in such portions' source files) have used Independent JPEG Group software and certain portions of the Software (relating solely to InterTrust images that appear in the "About Box" of the Software) supplied in executable format (as indicated in Software's "About Box") are based in part upon the work of the Independent JPEG Group. (C) 1991, 1992, 1993, 1994, 1995, Thomas G. Lane. The Graphics Interchange Format (C) is the copyright property of CompuServe Incorporated. GIF (sm) is a Service Mark property of CompuServe Incorporated. Certain portions of the Independent JPEG Software were loosely based on giftoppm from the PBMPLUS distribution as of February 1991 to which this notice applies: Copyright (C) 1990, David Koblas. Permission to use, copy, modify, and distribute this software and its documentation for any purpose and without fee is hereby granted, provided that the above copyright notice appears in all copies and that both that copyright notice and this permission notice appear in supporting documentation. This software is provided "as is" without express or implied warranty.

* Certain portions of the Software (both Customizable and Non-Customizable) (as indicated in such portions' source files) have used stl libraries derived from [*] software, to which the following two notices apply and may be used by you provided that these notices are included: Copyright (C) 1996 [*], Inc. "Permission to use, copy, modify, distribute and sell this software and its documentation for any purpose is hereby granted without fee, provided that both that copyright permission notice and this permission notice appear in supporting documentation. [*] makes no representations about the suitability of this software for any purpose. It is provided "as is" without express or implied warranty." "Copyright (C) 1994 [*] Company. Permission to use, copy, modify, distribute and sell this software and its documentation for any purpose is hereby granted without fee, provided that both that copyright permission notice and this permission notice appear in supporting documentation. [*] Company make no representations about the suitability of this software for any purpose. It is provided "as is" without express or implied warranty."

* Microsoft Foundation Classes. The Commerce 1.1 software contains the following licensed Microsoft DLLs which are generally available for use on all Windows systems: msvcrt.dll, msvcirt.dll, mfc42.dll, amovie.exe, atl.dll. These files will be required by all Microsoft Foundation Class-based applications of the software and: (i) may be used by InterTrust and Licensee only in conjunction with licensed Microsoft products; and (ii) may not be redistributed by Licensee to anyone and/or modified, without license. Such a license is generally provided with the purchase of Microsoft Visual Studio.

                                                                    CONFIDENTIAL

                                   EXHIBIT B
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT



Exhibit B deleted by subsequent amendment.

                                                                    CONFIDENTIAL

                                   EXHIBIT C
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             InterTrust Trademarks
                             ---------------------

AssertTrust                             PromoteTrust
AudioTrust                              Publish America
AvTrust                                 PublishTrust
Chain of Handling and Control           Protected Processing Environment
Commerce 1.X                            RightsBar
Commerce America                        Rights Editor
Commerce Appliance                      Rights Expression Language
Commerce Modeler                        Rights Expression Tools
CommerceStation                         Rights Metafile
ComplyTrust                             RightsCard
Computer Aided Business                 RightsCore
Deployment Manager                      RightsStation
DigiBox                                 RightsWallet
Electronic Express                      SiliconAssist
Electronic Value Chain Management       SoundRights
Enterprise Modeler                      The InterTrust Logo
InterRights Point                       Transaction Authority Framework
InterTrust Commerce Architecture        Trust Virtual Machine (TVM)
InterTrust Commerce Node                TrustCore
InterTrustable                          TrustMail
InterTrustworthy                        TrustNet
JBar                                    TrustPublish
JPoint                                  TrustServer
JTrust                                  TrustStation
MailTrust                               Video Trust
MetaTrust                               Virtual Process Control
MMTrust
MPTrust
MP3Plus
MP3Trust
MPEGTrust
MultimediaTrust
NetTrust
OpenRights
PageForward

                                                                    CONFIDENTIAL

     Trademark Guidelines for Use of Trademarks of InterTrust Technologies
     ---------------------------------------------------------------------
                                  Corporation
                                  -----------


1. These Trademark Guidelines ("Guidelines") are provided pursuant to the Technology Development, Marketing and License Agreement (the "Agreement") between Universal Music Group ("Licensee") and InterTrust Technologies Corporation ("InterTrust"). The trademarks of InterTrust Technologies Corporation as listed on Exhibit C (as may be amended or supplemented from time to time by InterTrust) ("InterTrust Trademarks") are valuable intellectual property of InterTrust that identify genuine technology and/or products licensed by InterTrust. Since the InterTrust Trademarks signify a high standard of quality and reliability, InterTrust must maintain control over how each of the InterTrust Trademarks is used. Therefore, these Guidelines and the provisions of applicable sections of the Agreement must be followed in their entirety in order to preserve and protect the InterTrust Trademarks.

2. The InterTrust Trademarks must be used on products and/or services that include InterTrust licensed technology or other material ("Licensed Material") and/or that have been certified as InterTrustworthy by InterTrust Certification Program; as provided for in the Agreement. The InterTrust Trademarks must also be used on associated initial computer screens, packaging, collateral documentation, manuals advertising, and promotional materials. The InterTrust Trademarks may never be used on or in connection with any other products or services, except as expressly provided for under the Agreement.

3. At any place where a InterTrust Trademark is used, it must be symbolically indicated that the InterTrust Trademark used therein is a legal trademark belonging to InterTrust. This can be done by (1) indicating the "TM" symbol at the upper right corner of the trademark for an unregistered InterTrust Trademark and indicating the circled "R" (R) symbol at the upper right corner of the trademark for a registered trademark, and (2) appending an "*" after the InterTrust Trademark and placing the appropriate statement selected from the following on a suitably noticeable area (which shall generally occur near the copyright notice in text or on screen) of each such copy:

          (For an unregistered InterTrust Trademark)

          *___________________ (insert InterTrust Trademark) is a trademark in the USA and other countries of InterTrust Technologies Corporation and is used by ________________________ (insert licensee name) under license.

          (For a registered InterTrust Trademark)

          *____________________ (insert InterTrust Trademark) is a trademark in the USA and other countries of InterTrust Technologies Corporation (Reg. U.S. Pat. and Tm. Off.) and is used by _________________ (insert licensee name) under license.

     Some countries may require that a translated version of these above statements be used. Licensee must comply with any such local laws.

4. InterTrust Trademarks may not be used in any manner that may cause confusion as to the source of origin of products and/or services. As a general matter, the only InterTrust trademark that need directly and evidently appear on the product or service is a mark indicating compliance with InterTrust's Specifications, as designated by InterTrust - such as the mark "InterTrustworthy".

                                                                    CONFIDENTIAL

Under no circumstances may InterTrust Trademarks be used or identified on a product or in a business name or identifier of a business, InterTrust, product, or service not connected with licensee's products incorporating the Licensed Material. No variations, compounds, or imitations of the InterTrust Trademarks may be used at any time, except as expressly authorized in writing by the InterTrust Designated Officers.

5. All of the InterTrust Trademarks that are word marks must always be used either as a symbol standing alone or as an adjective describing a noun, with the noun being the generic name of the product to which the trademark is applied. (For example, "an InterTrust rights protection system" not "an InterTrust," or "a DigiBox secure container" not "a DigiBox.") Possessive or plural forms of the InterTrust Trademark word marks are prohibited. Additional guidelines regarding specific uses of InterTrust Trademarks and logos may be provided by InterTrust from time to time.

6. The InterTrust Trademarks may not be used as part of or in any emblem or insignia or on novelty items except as expressly authorized in writing by the InterTrust Designated Officers. Except as specifically provided in the Agreement, the InterTrust Trademarks may not be used in combination with any other trademark, service mark or trade name except as expressly authorized in writing by an InterTrust Designated Officer.

7. InterTrust will provide its licensees with camera-ready artwork of the InterTrust Trademarks. This is the form of the InterTrust Trademarks that must be used, and this artwork shall not be altered in any way with the exception of resizing, which may be done using conventional and commercially available processes. The InterTrust Trademarks may be used in black and white, the exact color scheme specified by InterTrust in the artwork, or in such other color treatments as may have been previously authorized in writing by InterTrust. Such authorization may be rescinded at any time as specified in the Agreement. In addition, the area surrounding any use of a logotype form of a InterTrust Trademark must be free of any other pattern or graphic element for at least the width of a band that is itself at least 20% of the logotype form of the InterTrust Trademark, unless the licensee has received the prior written authorization of InterTrust, which may be rescinded in writing at any time.

8. Exhibit C of the Agreement includes a listing of all current registered and unregistered InterTrust Trademarks, and InterTrust will provide prompt amendment of Exhibit C as registrations are obtained.

9. Schedule 1 hereto lists those countries in which licensees' use of InterTrust Trademarks is prohibited or otherwise restricted. InterTrust will provide prompt amendment of Schedule 1 as changes occur.

10. In addition to these Guidelines, consistent with the Agreement, InterTrust may amend these Guidelines at any time and/or provide additional instructions from time to time which must be followed in use of InterTrust Trademarks. Such amendment and/or instructions shall not be inconsistent with the terms of the Agreement.

                                                                    CONFIDENTIAL

                                  SCHEDULE 1


     Countries in Which Use of InterTrust Trademarks is Prohibited or Otherwise
                                  Restricted


                                     None

                                  EXHIBIT D-1
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 AUTHORIZED DEVELOPMENT VENTURE SIGNATURE PAGE
                 ---------------------------------------------

By executing this SIGNATURE PAGE, effective as of __________, 199___ ("Effective
                                                                       ---------
Date"), the undersigned, on behalf of  _______________, a _______ [corporation]
----
("Development Venture") certifies that it qualifies as the Development Venture
              -------
in accordance with, and as such term is defined in, the TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT of April ___, 1999 between Universal Music Group, Inc. ("Universal") and InterTrust Technologies Corporation ("InterTrust") (the
-----------                                             ----------
"Agreement") to which this SIGNATURE PAGE is attached, and agrees to be bound by
----------
all the terms and conditions thereof and hereof applicable to the Development Venture and Universal as set forth in Sections 2.1(a), 2.1(c) and 2.2 of the Agreement (except as set forth in the Agreement to the contrary) as if the Development Venture executed the Agreement in place of Universal, to and for the benefit of itself and the Parties hereto. All capitalized terms other than those specifically defined herein shall have the meaning ascribed to such term(s) in the Agreement. By executing the acknowledgment below, InterTrust confirms that this entity is the Development Venture for the purposes of this Agreement as of the Effective Date hereof; provided that the following terms and
                                           -------- ----
conditions (and those terms and conditions set forth in the Agreement) are fully met.

Development Venture hereby: (i) covenants that no Competitive Entity who owns any capital stock, other equity interest, or security convertible into equity interest of the Development Venture will at any time (and except as expressly permitted with respect to [*] and [*] as concerns the ADK Technology pursuant to Section 2.1(d)(iii): (1) Govern or participate in the Governance of the Development Venture or (2) gain access or exposure to InterTrust Confidential Information and/or Top Secret Information by virtue of such Person involvement or participation in the Development Venture; (ii) acknowledges and agrees that consistent with Section 2.1(c) of the Agreement, if any Competitive Entity is involved in a Non-Partnering Venture Event, InterTrust shall have the right to terminate the sublicense granted to the Development Venture, if such Competitive Entity fails to comply with the provisions of Section 2.1(c) of the Agreement to either (a) complete the divestiture of all its equity interest in such Development Venture or (b) cease such Non-Partnering Venture Event; and (iii) agrees to be bound by, to implement, and to maintain the Screening Procedures pursuant to Section 2.2(b) hereof and Exhibit F.

Development Venture: _________________
By: __________________________________
Printed Name: ________________________
Title: _______________________________

Acknowledgment:                            Acknowledgment:
Universal Music Group, Inc.                InterTrust Technologies Corporation

By: __________________________________     By: _______________________________
Printed Name: ________________________     Printed Name: _____________________
Title: _______________________________     Title: ____________________________

                                  EXHIBIT D-2
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                AUTHORIZED CLEARINGHOUSE VENTURE SIGNATURE PAGE
                -----------------------------------------------

By executing this SIGNATURE PAGE, effective as of __________, 199___ ("Effective
                                                                       ---------
Date"), the undersigned, on behalf of  _______________, a _______ [corporation]
----
("Clearinghouse Venture") certifies that it qualifies as the Clearinghouse
                -------
Venture in accordance with, and as such term is defined in, the TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT of April ___, 1999 between Universal Music Group, Inc. ("Universal") and InterTrust Technologies Corporation ("InterTrust")
              ---------                                             ----------
(the "Agreement") to which this SIGNATURE PAGE is attached, and agrees to be
      ---------
bound by all the terms and conditions thereof and hereof applicable to the Clearinghouse Venture and Universal as set forth in Sections 2.1(b), 2.1(c) and
2.2 of the Agreement (except as set forth in the Agreement to the contrary) as if the Clearinghouse Venture executed the Agreement in place of Universal, to and for the benefit of itself and the Parties hereto. All capitalized terms other than those specifically defined herein shall have the meaning ascribed to such term(s) in the Agreement. By executing the acknowledgment below, InterTrust confirms that this entity is the Clearinghouse Venture for the purposes of this Agreement as of the Effective Date hereof; provided that the
                                                            -------- ----
following terms and conditions (and those terms and conditions set forth in the Agreement) are fully met.

Clearinghouse Venture hereby: (i) covenants that no Competitive Entity who owns any capital stock, other equity interest, or security convertible into equity interest of the Clearinghouse Venture will at any time: (1) Govern or participate in the Governance of the Clearinghouse Venture or (2) gain access or exposure to InterTrust Confidential Information and/or Top Secret Information by virtue of such Person involvement or participation in the Clearinghouse Venture;
(ii) acknowledges and agrees that consistent with Section 2.2(b) of the Agreement, if any Competitive Entity is involved in a Non-Partnering Venture Event, InterTrust shall have the right to terminate the delegation granted to the Clearinghouse Venture, if such Competitive Entity fails to comply with the provisions of Section 2.1(b) of the Agreement to either (a) complete the divestiture of all its equity interest in such Clearinghouse Venture or (b) cease such Non-Partnering Venture Event; and (iii) agrees to be bound by, to implement, and to maintain the Screening Procedures pursuant to Section 2.1(b) hereof and Exhibit E.

Clearinghouse Venture: _______________
By: __________________________________
Printed Name: ________________________
Title: _______________________________

Acknowledgment:                             Acknowledgment:
Universal Music Group, Inc.                 InterTrust Technologies Corporation

By: __________________________________      By: _______________________________
Printed Name: ________________________      Printed Name: _____________________
Title: _______________________________      Title: ____________________________

                                                                    CONFIDENTIAL

                                   EXHIBIT E
              TO THE TECHNOLOGY DEVELOPMENT, AND LICENSE AGREEMENT

                              SCREENING PROCEDURES
                              --------------------

Universal and each Authorized Venture (each a "Screening Party") agree to implement and abide by the following Screening Procedures:

The "Screening Procedures" are to be implemented by the Screening Party to separate (i) its Agents that have access to Confidentially Handled Information from (ii) Agents that have access to confidential information of Other Technology, and are intended to ensure that such Screening Party operates without the occurrence of a Compromising Event, including ensuring that no Confidentially Handled Information is advertently or inadvertently shared with, disclosed to and/or learned by unauthorized Agents. The Screening Procedures shall, at a minimum, be in place: (i) with respect to Universal, during the Term and for twelve (12) months thereafter; and (ii) with respect to an Authorized Venture, during the duration of a sublicense or delegation (as the case may be) and for twelve (12) months thereafter, and have the following procedural attributes, serving the purposes indicated:

(1) Group Composition and Lists.  The purpose of group composition lists is to
    ---------------------------
keep the Parties and the Persons within specific groups informed as to who should have access to information and who should not have such access. Each Screening Party shall use commercially reasonable efforts to keep accurate lists of:

          (a) all Agents who have access to, work on, have responsibility for, or are otherwise privy to, information concerning such Screening Party, or are otherwise personnel of the Authorized Venture;

          (b) all Agents who have access to, work on, have responsibility for, or are otherwise privy to Confidentially Handled Information (the "InterTrust
                                                                      ----------
   Technology Group");
   ----------------

          (c) all Agents who have access to, work on, have responsibility for, or are otherwise privy to contractually protected confidential information concerning Other Technology, or concerning designs or plans concerning use (or incorporation) of Other Technology into products and/or related services of the Screening Party ("Other Technology Group"); and
                            ----------------------

          (d) all Authorized Executives (as defined below) who oversee both the Other Technology Group and the InterTrust Technology Group.

"Authorized Executives" shall be strictly limited to senior business executives
 ---------------------
that: (i) have a direct need to know business information that is confidential information relating to both the Other Technology Group and the InterTrust Technology Group, and (ii) have no material active role in directing the planning, direction, design or development of technology for such Screening Party other than high level approval of such Screening Party's general direction and efforts. Albhy Galuten, Lawrence Kenswil and Michael Bebel and their successors shall at all times be considered Authorized Executives. Each Screening Party shall ensure that only Persons who qualify as Authorized Executives, and no other Person, are permitted to oversee personnel in both the Other Technology Group and the InterTrust Technology Group.

Each Screening Party shall maintain copies of such lists, which shall be available for inspection and review by InterTrust upon InterTrust's prior written request.

                                                                    CONFIDENTIAL

(2) Information Security and Handling.  The purpose of information security is
    ---------------------------------
to ensure that no Confidentially Handled Information is transferred between any Other Technology Group participants and authorized Screening Party personnel working with Confidentially Handled Information. The information security procedures shall comprise, at a minimum, the following:

          (a) procedures reasonably sufficient to ensure that a member of the InterTrust Technology Group shall not discuss or disclose to persons outside of such group (especially to any member of the Other Technology Group) any Confidentially Handled Information of InterTrust or of such Screening Party related to InterTrust, including any Confidentially Handled Information regarding InterTrust Technology and/or plans, including, but not limited to, technical and business activities, as well as any Confidentially Handled Information of such Group or InterTrust (whether or not such information includes information about InterTrust Technology or information disclosed by InterTrust to Universal or such Screening Party) except that the InterTrust Technology Group may disclose, to a commercially reasonable extent for the purposes set forth below, such information to the Screening Party's or Contractor's accounting, budget management, legal, or other internal administrative departments, but solely for the purpose of obtaining necessary administrative or non-technical support or consultant services from such departments, or to fulfill reasonable reporting responsibilities related to administrative management of, or high level strategic planning for, the InterTrust Technology Group regarding its past, present, and future activities, resources, and planning, but such reporting shall not materially include InterTrust or InterTrust Technology Group technical information that is Confidentially Handled Information.

          (b) except to the extent expressly and reasonably in support of the provisions of Section 2(a) immediately above, no documents (or summaries or material portions thereof) containing Confidentially Handled Information of InterTrust or the InterTrust Technology Group shall be disseminated or disclosed by the Screening Party or the Contractor to any person outside of the InterTrust Technology Group or InterTrust; and

          (c) any InterTrust Technology Group information no longer in active use must be securely disposed of, including, for example, cross-shredding in a secure and effective manner.

(3) Computer/Network Security.  The purpose of Computer/Network security is to
    -------------------------
impede potential information flow between the InterTrust Technology Group and any Other Technology Group by limiting access to electronic information. The Computer/Network Security procedures shall comprise, at a minimum, the following:

          (a) no portable storage media (such as floppy disks, CDROM, etc.) shall be passed between members of the InterTrust and any Other Technology Groups unless such media has been examined and confirmed not to contain confidential information of either group;

          (b) no person or entity who is not in or working directly and closely with, the InterTrust Technology Group, and who is not further expressly (i) prohibited by written agreement from working with competitive technology of the InterTrust Technology Group during the course of their work with the Screening Party (including, as relates to any Authorized Venture, with its participants) and (ii) bound under confidentiality and non-use provisions that protect all InterTrust Rights in InterTrust Confidential Information (as if they were a Universal employee as provided for in the Agreement), shall be permitted to have access to the InterTrust Technology Group's network resources, including file storage, printing, communications, and other host or server resources;

                                                                    CONFIDENTIAL

          (c) any server resources of the InterTrust Technology Group must be protected against unauthorized access, at a minimum through the use of individual user passwords; and

          (d) no InterTrust Top Secret Information shall be stored on a server (unless such server is used solely in connection with the InterTrust Technology Group), or other storage media shared by persons not in the InterTrust Technology Group, and no such InterTrust Top Secret Information shall be included in any e-mail and other electronic communications between members of the InterTrust Technology Group passing through any host or server to which any member of any Other Technology Group has any access rights. With respect to information relating to Confidentially Handled Information other than Top Secret Information, all e-mail and other electronic communication between members of the InterTrust Technology Group containing any such information shall not pass through any host or server to which any member of any Other Technology Group has any access rights which enables users to access information as an administrator.

(4) Physical Security.  The purpose of physical security is to impede potential
    -----------------
flow of Confidentially Handled Information between the InterTrust Technology Group and any Other Technology Group by physical separation. The physical security procedures shall comprise, at a minimum, the following:

          (a) no individual offices or work space may be shared by members of the InterTrust Technology Group and any Other Technology Group; and

          (b) any InterTrust Technology Group area (including areas containing files of such Group) shall have locks and such other appropriate security barriers sufficient to ensure that only authorized persons (including building and administrative services) may enter or obtain access to such areas or information contained therein. No Other Technology Group member shall be authorized to enter such InterTrust Technology Group areas;

(5)  Written Procedures and Education.  Written procedures and education are
     --------------------------------
     intended to aid compliance with information procedures by making sure that Screening Party employees (including members of the InterTrust Technology Group or any Other Technology Group) are aware of the procedures they are expected to follow. The Screening Party and its participants shall ensure that relevant employees are informed of the Screening Procedures by, at a minimum:

          (a) memorializing the definition of a Compromising Event and the Screening Procedures in a memorandum (the "Screening Procedures Memo") and
                                                -------------------------
     distributing the Screening Procedures Memo to each of the persons listed in
     Section 1 hereof (including new members of the groups, as added);

          (b) conducting one or more meetings promptly following the Effective Date (and with new employees during an orientation meeting) to explain the Screening Procedures to all affected personnel;

          (c) periodically advising relevant employees of information which, if not handled in accordance with these Procedures, could lead to a Compromising Event, and of the necessity of following the Screening Procedures; and

          (d) posting the requirements of the Screening Procedures in appropriate, prominent locations within the InterTrust Technology and Other Technology Group areas to remind Screening Party and its participants and their employees of their Screening Procedure obligations.

                                                                    CONFIDENTIAL

(6)  Absence of any Other Technology Group.  If none of the Screening Party or,
     -------------------------------------
     as relates to an Authorized Venture, any participants is engaged in developing, marketing, distributing, promoting, or otherwise pursuing business activities supportive of any Other Technology and such absence of support for Other Technology is certified in writing by each such Person, then, but only for so long as no such Party is involved in such support of Other Technology, information, including Confidentially Handled Information of InterTrust or of the InterTrust Technology Group, may be handled according to the terms and conditions for Confidential Information and Top Secret Information in the Agreement (and without such Screening Procedures), but further only so long as: (a) no such Party becomes involved in such support of Other Technology, and (b) the Screening Party is compliant with the terms and conditions of this Agreement.

                                                                    CONFIDENTIAL

                                   EXHIBIT F
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                               INTERTRUST TERMS
                               ----------------

At a minimum, the Customer Agreements shall contain the terms:


                         (1)  prohibit Customer from disassembling, modifying or
reverse engineering any portion of the InterTrust Technology incorporated in the Universal Product (as relevant and to the maximum extent allowed under applicable law);

                         (2)  stipulate that such Customer has no right to use
such product in any manner whatsoever not licensed to Universal hereunder (including outside of the Entertainment Field (except as related to use of the InterRights Point with other licensed applications)), and/or to engage in or perform any Clearinghouse Functions whatsoever unless such customer is an Authorized Clearinghouse Provider;

                         (3)  grant such Customer only the limited license, and
only such limited license as is strictly necessary, to use Universal Products and/or associated services within the specific scope set forth in the definition of Customer in Section 1 hereof (and/or to use an InterRights Point with other licensed applications);

                         (4)  permit such Customer to engage Universal and/or an
Authorized Clearinghouse Provider (as determined by Universal for its Customers) to perform Clearinghouse Functions with respect to a Universal Product and/or associated services, but solely in accordance with the provisions hereof;

                         (5)  provide that if such Customer is permitted by
InterTrust, and if by InterTrust then by Universal, to modify any portion of InterTrust Source Code, such Customer shall grant to InterTrust and InterTrust customers a license under such Customer's patent rights, but solely to the extent necessary to permit InterTrust and InterTrust customers to, during the life of their use of InterTrust Technology, make, have made, use, offer for sale, sell and/or import InterTrust Technology;

                         (6)  brand all Universal Products that are Application
Products solely in the manner set forth in Section 5.3(c), and, further, on Co-Branded Universal Products (as defined in Section 5.3(c)) communicate in a significant and prominent manner through the use of one or more Universal brands for Universal InterTrustworthy clearing services (and as set forth in Section 5.3) that Clearinghouse Function services are being performed by Universal or an Authorized Venture, as applicable, in compliance with this Agreement;

                         (7)  prohibit such Customer from removing, altering,
covering, obfuscating and/or otherwise defacing any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor;

                         (8)  require such Customers to place Notice on products
and associated documentation, marketing and advertising materials therefor in full accordance with the terms and conditions of this Agreement;

                                                                    CONFIDENTIAL

                         (9)  provide that such agreement may be subject to
modification as may be reasonably required to protect InterTrust's rights, for example but without limitation, InterTrust's Intellectual Property Rights;

                         (10) provide that the Customer Agreement is to and for
InterTrust's benefit, and (a) in the event Universal fails to promptly enforce its rights thereunder such rights may be enforced by InterTrust at its discretion as a third party beneficiary (provided that notice is first provided to Universal and Universal does not enforce its rights promptly thereafter), and/or (b) with respect to InterTrust's Intellectual Property Rights and/or rights in InterTrust Technology, may be enforced by InterTrust at its discretion to enforce any of its rights in such intellectual property and technology; and contain such other provisions as stipulated herein.


            SELECT PROVISIONS TO BE INCLUDED IN END-USER AGREEMENTS
            -------------------------------------------------------

1. [In the first paragraph of such Agreement] Except as expressly provided to the contrary herein, each Transaction, as defined below, shall be subject to and wholly governed by the then-current version of this ________________ Agreement in force as of the date and time of such Transaction. A copy of such current version can be located at ________________________________________ (or as otherwise indicated by the Software). Customer agrees to abide by the terms and conditions hereof (including pursuant to the Exhibit).

2. [Following the license provision concerning Universal software ("Software"):] Such object code version of such Software incorporates certain software and technology (and documentation) provided by Universal under license from InterTrust Technologies Corporation ("InterTrust"), for protecting and managing digital information (collectively "InterTrust Software"), which is
                                            -------------------
governed by this Agreement. In the case of any conflict with respect to (or affecting) InterTrust Software between terms and conditions hereof set forth on the Exhibit and terms and conditions set forth elsewhere in this Agreement, the terms and conditions set forth on the Exhibit shall control.

3. Integrate InterTrust into standard "no modification, etc." clauses language generally as follows: Customer's rights in the Software are for use only in connection with the ordinary course of its business, and not for commercial distribution of the Software to third parties or unless otherwise agreed by Universal and InterTrust. All title and ownership rights in the Software remains with Universal and its licensors, as applicable. Customer may make one back-up copy of the Software for archival purposes, so long as such copy contains the copyright and proprietary notices which are furnished with the original copy. Customer may not modify, alter, decompile, disassemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without the prior written consent of Universal, or as relates to InterTrust Software, InterTrust; provided, however, that, notwithstanding anything
                      --------  -------
contained herein to the contrary, Universal's and/or InterTrust's authorization, as applicable, shall not be required where reproduction of the Software and translation of its form are indispensable in the European Union or Norway to obtain the information necessary to achieve the interoperability of the Software with other programs, provided that: (a) these acts are performed by Customer or by another person having a right to use a copy of the Software, or on their behalf by a person authorized to do so; (b) the information necessary to achieve interoperability has not previously been readily available to the persons referred to in subparagraph (a); and (c) these acts are confined solely to the parts of the Software which are necessary to achieve interoperability.

                                                                    CONFIDENTIAL

4. Include InterTrust and/or "any of its licensors" in any Universal exclusions from warranties or damages. And, in "no third party beneficiary" clauses, include InterTrust specifically, for example, as follows: Customer understands and acknowledges that the Services are being provided solely by Universal and that neither the provision of the Services, nor this Agreement, nor any other relationship between Universal and Customer creates any relationship, contractual or otherwise, between Customer and InterTrust, or makes Customer a third-party beneficiary of any relationship, contractual or otherwise, between Universal and InterTrust. Accordingly, InterTrust will have no liability whatsoever to Customer as a result of the provision of, or failure to provide, the Services or this Agreement or any other relationship between Universal and Customer.

5.   In any "no amendment" clause, include reference to InterTrust as follows:
Except as expressly set forth herein, any change to this Agreement must be in writing, signed by Universal and Customer, except in the case of changes being made that materially affect InterTrust Software, which changes must be in writing signed by Universal, Customer and InterTrust.

6. Each agreement must have a provision concerning the US Government as a customer, substantially as follows: The Software is "commercial computer software" or "commercial computer software documentation." If Customer is a unit or agency of the United States Government, then the United States Government's rights with respect to the Software are limited by the terms of this Agreement, pursuant to FAR (S) 12.212(a) and/or DFARS (S) 227.7202-1(a), as applicable.

7. Each agreement must have a provision concerning Export control substantially as follows: Customer acknowledges that the Services, Software and related technical data are subject to United States export controls imposed under the Export Administration Regulations of the U.S. Department of Commerce and other relevant regulations. Customer shall not export or "re-export" (transfer) the Services, Software and related technical data unless Customer has complied with all applicable U.S. export controls. U.S. law prohibits transfer to any person or entity in Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any person or entity who Customer knows or has reason to believe will transfer the Services, Software or technical data to those locations. U.S. law also prohibits transfer to a national of any of those countries, or to a person or entity designated by U.S. export regulations as a "Specially Designated National" or other Blocked Person, without the express authorization of the United States Government. For a comprehensive description of all applicable U.S. export controls, Customer should consult U.S. export regulations.

8.   The following Exhibit shall be included with each agreement:

                                  EXHIBIT __
        TO THE PROVISIONS CONCERNING SERVICE AND/OR RESELLER AGREEMENT

             ADDITIONAL PROVISIONS RELATING TO INTERTRUST SOFTWARE
             -----------------------------------------------------

1.  License.  The InterTrust Software that accompanies the _____________________
    -------
is licensed to you solely in accordance with the terms as set forth hereof in this Exhibit and elsewhere in the ______________________ (the "InterTrust Software License"). Subject to the terms and conditions hereof, this InterTrust Software License grants you a limited, personal, nonexclusive, nonsublicensable right to use the InterTrust Software as such Software has been delivered to you on a single computer solely: (a) as an end user or for end users; and (b) to access and/or otherwise use content or other digital information under the management and/or other governance of such

                                                                    CONFIDENTIAL

InterTrust Software, including but not limited to performing those limited clearinghouse functions strictly and solely as set forth herein.

2.   Restrictions; Prohibited Clearinghouse Use.  The InterTrust Software
     ------------------------------------------
contains and/or embodies copyrighted material, trade secrets, patented inventions and other proprietary material of InterTrust. In addition to those prohibitions contained elsewhere herein, you may not (and agree that you shall not) under this license: (a) rent, lease, loan or distribute the InterTrust Software in whole or in part; and/or (b) use the software or any portion thereof to create any tool or software product that can be used to create software applications of any nature whatsoever. Except as expressly provided by the InterTrust Software License, no other licenses or rights are granted, expressly, or by implication or estoppel, now or in the future and all other licenses are reserved by InterTrust. Without limiting the generality of the foregoing, this InterTrust Software License specifically does not allow you to use, and you agree to not control and direct the InterTrust Software or any portion thereof, or any information derived at least in part from use of such software, to perform any of the following functions (the "Clearinghouse Functions") except those specific, express activities, on your own behalf (and/or on behalf of an entity), directly authorized by, set-up by, and controlled by a provider of clearinghouse function products and/or services acting pursuant to its license with InterTrust:

     (1) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at le in part on access and/or other processing of electronic information under any form of management, control, regulation or governance of InterTrust Software, including information conveyed to, associated with, from, or generated by such Software;

     (2) perform any audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one person; or

     (3) compile, aggregate, use and/or provide information relating to more than one person's use of InterTrust Software and/or any digital information and/or file structures managed, governed and/or regulated thereby, or provide information relating to a person's use of InterTrust Software and/or any digital information and/or file structures managed, governed and/or regulated thereby to a third person for any commercial purpose.

Clearinghouse Functions shall include, for example, any of the following activities or services: (A) financial clearing; (B) electronically certifying information such as authenticating identity, class membership or other attributes of identity context; and/or (C) providing and/or deriving information based upon usage auditing, user profiling, and/or market surveying related to more than one person's use of InterTrust Software and/or any digital information managed, governed and/or regulated thereby, including compiling and/or employing information to support advertising payment or other consideration.

You are permitted to pay bills or provide information related to your use of the Software and observe and interact with your rights, permission and/or records concerning use of content governed by the Software, to the extent and in the manner provided by your Software and authorized, set-up and controlled by ________________________ pursuant to its license from InterTrust.

3.   Additional Covenants.  You acknowledge and agree that: (a) those aspects of
     --------------------
this Agreement concerning InterTrust Software are entered into to and for the benefit of InterTrust, and confer a third-party beneficiary right upon InterTrust such that InterTrust shall be entitled (in its discretion) to pursue any claim or action to enforce Customer's obligations hereunder as relate, or otherwise

                                                                    CONFIDENTIAL

pursue remedies for any breach hereof concerning, InterTrust Software; and (b) any unauthorized use of InterTrust technology contained in the InterTrust Software would result in irreparable injury to InterTrust for which money damages would be inadequate and in such event InterTrust shall have the right, in addition to other remedies available at law and in equity, to immediate injunctive relief to prevent any such unauthorized use. Nothing contained in this Section 3 or elsewhere in this Agreement shall be construed to limit remedies or relief available pursuant to statutory or other claims that InterTrust may have under separate legal authority, including but not limited to, any claim for intellectual property infringement. In addition to other obligations hereunder, you further acknowledge and agree that you are not licensed to (and shall not): (1) tamper with the InterTrust Software; or (2) undertake any activity intended to bypass, modify, defeat or otherwise circumvent (or having the intended effect of facilitating, modifying or assisting the bypassing, defeating or circumventing of) proper and/or secure operation of the InterTrust Software, and/or any mechanisms operatively linked to such Software to detect and/or make more difficult attempts to bypass, modify, defeat or otherwise circumvent the proper and/or secure operation of the InterTrust Software.

4.   Warranties.  Any and all warranties that may be made with respect to the
     ----------
Software (including but not limited to the InterTrust Software) are made solely by Universal and as set forth in the Service Agreement. You expressly acknowledge and agree that as concerns InterTrust, the use of the Software is at your own sole risk. THE INTERTRUST SOFTWARE HAS BEEN PROVIDED BY INTERTRUST SOLELY IN THE FORM OF MIDDLEWARE, "AS IS" AND WITHOUT WARRANTY BY INTERTRUST OF ANY KIND, AND, TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, INTERTRUST EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY OF NONINFRINGEMENT. THERE IS NO WARRANTY THAT THE FUNCTIONS CONTAINED IN THE INTERTRUST SOFTWARE WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION THEREOF WILL BE UNINTERRUPTED OR ERROR-FREE. INTERTRUST DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THIS PRODUCT WITH RESPECT TO ITS PERFORMANCE, ACCURACY, RELIABILITY, SECURITY CAPABILITY, CURRENTNESS OR OTHERWISE . NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY ANY PERSON SHALL CREATE A WARRANTY IN ANY WAY WHATSOEVER RELATING TO INTERTRUST. THE ENTIRE RISK AS TO THE USE, PERFORMANCE AND RESULTS OF THIS PRODUCT ISASSUED BY YOU. THE EXCLUSION OF IMPLIED WARRANTIES IS NOT PERMITTED BY SOME JURISDICTION THUS, THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

5.   Further Limitation of Liability.  In addition to the other provisions
     -------------------------------
hereof, YOU ACKNOWLEDGE TO AND FOR INTERTRUST'S BENEFIT AND THE BENEFIT OF ITS DIRECTORS, EMPLOYEES, OR AGENTS ("AGENTS") THAT THE INTERTRUST SOFTWARE, AS WITH MOST SOFTWARE, MAY CONTAIN BUGS AND IS NOT DESIGNED OR INTENDED FOR USE IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE IN WHICH THE FAILURE OF THE APPLICATION SOFTWARE COULD LEAD TO DEATH, PERSONAL INJURY OR PHYSICAL OR ENVIRONMENTAL DAMAGE. INTERTRUST AND ITS AGENTS SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY LOSS SUFFERED AS THE RESULT OF A BREACH OF SECURITY INVOLVING INTERTRUST SOFTWARE, WHETHER OR NOT SUCH BREACH RESULTS FROM THE DELIBERATE, RECKLESS OR NEGLIGENT ACTS OF ANY PERSON.

                                                                    CONFIDENTIAL

UNDER NO CIRCUMSTANCES SHALL INTERTRUST OR ITS AGENTS BE LIABLE FOR ANY UNAUTHORIZED USE OF ANY CONTENT OF ANY PERSON, OR ANY USE OF THE SOFTWARE TO DEVELOP, DISTRIBUTE OR USE OF ANY MATERIAL THAT IS DEFAMATORY, SLANDEROUS, LIBELOUS OR OBSCENE, THAT PORTRAYS ANY PERSON IN A FALSE LIGHT, THAT CONSTITUTES AN INVASION OF ANY RIGHT TO PRIVACY OR AN INFRINGEMENT OF ANY RIGHT TO PUBLICITY, THAT GIVES RISE TO ANY BREACH OF CONTRACT INVOLVING ANY THIRD PARTY OR TO ANY BUSINESS TORT OR SIMILAR CLAIM OF A THIRD PARTY OR ANY VIOLATION OF ANY FOREIGN, FEDERAL, STATE OR LOCAL STATUTE OR REGULATION, OR THAT OTHERWISE CAN BE REASONABLY LIKELY TO EXPOSE DEVELOPER OR INTERTRUST TO CRIMINAL OR CIVIL ACTIONS.

IN NO EVENT WILL INTERTRUST AND/OR ITS AGENTS BE LIABLE TO YOU FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE
LIKE) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF INTERTRUST AND/OR ITS AGENTS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME JURISDICITONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUETNIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. TO THE EXTENT AS APPLIED IN A PARTICULAR CIRCUMSTANCE ANY DISCLAIMER OR LIMITATION ON DAMAGES OR LIABILITY SET FORTH HEREIN IS WHOLLY PROHIBITED BY APPLICABLE LAW, THEN, INSTEAD OF THE PROVISIONS HEREOF IN SUCH PARTICULAR CIRCUMSTANCE, INTERTRUST SHALL BE ENTITLED TO THE MAXIMUM DISCLAIMERS AND/OR LIMITATIONS ON DAMAGES AND LIABILITY AVAILABLE AT LAW OR IN EQUITY BY SUCH APPLICABLE LAW IN SUCH PARTICULAR CIRCUMSTANCE, IN NO EVENT TO EXCEED US$10.

6.   Term.  In addition to the other provisions hereof, the InterTrust Software
     ----
License is subject to immediate termination without notice from Universal or InterTrust, if you breach any provision of this Exhibit or other provision of the _________________ with respect to InterTrust Software; provided that if such
                                                           -------- ----
termination without notice is expressly prohibited by applicable law, then such termination shall occur based upon notice from Universal or InterTrust in the event of any breach. Upon notice from Universal or InterTrust that this Agreement has been terminated you must return to Universal all copies of the Software, including any copies or partial copies.

7.   Miscellaneous Provisions.  Any and all actions arising out of or in any
     ------------------------
manner affecting the interpretation of the provisions of this Exhibit, the InterTrust Software License, or other provisions hereof directly relating to InterTrust Software, and any action involving the InterTrust Software, whether under this Agreement or otherwise (collectively, an "InterTrust Software Dispute") shall be governed solely by, and construed solely in accordance with, the laws of the United States of America and Commonwealth of Virginia, excluding
(a) conflict of laws principles; (b) the United Nations Convention on Contracts for the International Sale of Goods; (c) the 1974 Convention on the Limitation Period in the International Sale of Goods; and (d) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980. To the extent permitted by law, the provisions of this Exhibit shall supersede any provisions of the Uniform Commercial Code as adopted or made applicable to the InterTrust Software in any competent jurisdiction. As concerns any InterTrust Software Dispute, you hereby unconditionally and irrevocably consent to the exclusive jurisdiction and venue, as relevant, in the Courts of the Commonwealth of Virginia and in the U.S. Federal

                                                                    CONFIDENTIAL

District Court, located in the City of Alexandria, Virginia (or any direct successor thereto) and irrevocably: (a) waive any objection whatsoever (including any objection with respect to venue) that you may now or hereafter have to the jurisdiction or venue of said courts; and (b) consent to the service of process of said courts in any matter relating to this License by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified therein. If for any reason a court of competent jurisdiction finds any provision or portion of this License to be unenforceable, such provision or portion shall be enforced to the maximum extent permissible consistent with the terms hereof, and the remainder of this License shall continue in full force and effect.

                                   *********

                                   EXHIBIT G
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                          PRODUCT LEGENDS AND NOTICES
                          ---------------------------


B) Content Of Required Notices For Distributed Products That Are Application
   -------------------------------------------------------------------------
Products.
---------

1. Copyright Notices.  A copyright notice shall be placed on Distributed
   -----------------
   Products (and associated materials) as set forth in Section Error! Reference source not found. of the Agreement that shall reflect the copyright ownership of InterTrust, as applicable, and the proper year as follows:

          Copyright (C) 1997-XXXX InterTrust Technologies Corporation
                              All rights reserved.

2. Patent Notices.  Patent notices shall be placed on Distributed Products (and
   ---------------
   associated materials) as set forth in Section Error! Reference source not found. of the Agreement that shall reflect InterTrust patent rights as follows:

This product and its use may be covered by one or more of the following patents:
US 4,827,508, US 4,977,594, US 5,050,213, US 5,410,598, EP 329681, AT133305 and
DE3751678.  Additional US and foreign patents are pending.

Such patent notice shall be modified to reflect any additional patents under the Licensed Rights issued to InterTrust where Universal is provided licenses under such additional patent rights under this Agreement and/or such patents relate to InterTrust Technology.

3. Trademark Notices.  Trademark notices shall be placed on Distributed Products
   ------------------
   (and associated materials) as set forth in Section Error! Reference source not found. of the Agreement and Trademark Guidelines as attached below and from time to time to be provided to Universal as specified in the Agreement, and shall have such content as set forth in the Trademark Guidelines.

4. Third Party Notices.  The Documentation contains some references to
   -------------------
   trademarks owned by entities other than InterTrust. Other trademarks that are referenced herein or in the Documentation are the property of their respective owners. For example, Microsoft and Windows are registered trademarks of Microsoft Corporation.

Certain portions of the InterTrust Technology may incorporate one or more of the following software modules, and if such modules are used in Universal Products, Universal shall include the following notices, as applicable:

* (C) 1997 [*] Technology.  All rights reserved.

* Certain portions of the Software have used [*] and [*], to which this notice applies: [*] Copyright (C) 1990-2, [*] Copyright (C) 1991-2, [*], Inc. All rights reserved. License to copy and use this software is granted provided that it is identified as the "[*], Inc. [*]", and/or "[*], Inc. [*]" in all material mentioning or referencing this software or this function. License is also granted to make and use derivative works provided that such works are identified as "derived from the [*], Inc.

[*]", and/or "derived from the [*], Inc. [*]" in all material mentioning or referencing the derived work. [*], Inc. makes no representations concerning either the merchantability of this software or the suitability of this software for any particular purpose. It is provided "as is" without express or implied warranty of any kind. These notices must be retained in any copies of any part of this documentation and/or software.

* Certain portions of the Software have used [*] software, to which this notice applies: [*] Copyright (C) 1992 [*]. THIS PROGRAM IS DISTRIBUTED WITHOUT ANY WARRANTY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

* Certain portions of the Software (as indicated in such portions' source files) have used [*] software, to which this notice applies: Copyright (c) 1995 by [*]. Permission to use, copy, and modify this software without fee is hereby granted, provided that this entire notice is included in all copies of any software which is or includes a copy or modification of this software and in all copies of the supporting documentation for such software. This software may be subject to export controls. SOME PARTS OF [*] MAY BE RESTRICTED UNDER UNITED STATES EXPORT REGULATIONS (HOWEVER, SUCH PARTS ARE NOT INCLUDED IN THE SOFTWARE). THIS SOFTWARE IS BEING PROVIDED "AS IS", WITHOUT ANY EXPRESS OR IMPLIED WARRANTY. IN PARTICULAR, NEITHER THE AUTHORS NOR [*] (NOR INTERTRUST TECHNOLOGIES CORPORATION) MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND CONCERNING THE MERCHANTABILITY OF THIS SOFTWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE.

* Certain portions of the Software (as indicated in such portions' source files) have used [*] software, to which this notice applies: Copyright (C) 1994 [*] Company. Permission to use, copy, modify, distribute and sell this software and its documentation for any purpose is hereby granted without fee, provided that both that copyright permission notice and this permission notice appear in supporting documentation. [*] Company (and InterTrust Technologies Corporation) make no representations about the suitability of this software for any purpose. It is provided "as is" without express or implied warranty.

* Certain portions of the Customizable Technology (as indicated in such portions' source files) have used Independent JPEG Group software and certain portions of the Software supplied in executable format (as indicated in Software's "About Box") are based in part upon the work of the Independent JPEG Group. (C) 1991, 1992, 1993, 1994, 1995, Thomas G. Lane. The Graphics
Interchange Format (C) is the copyright property of CompuServe Incorporated. GIF
(sm) is a Service Mark property of CompuServe Incorporated. Certain portions of the Independent JPEG Software were loosely based on giftoppm from the PBMPLUS distribution as of February 1991 to which this notice applies: Copyright (C) 1990, David Koblas. Permission to use, copy, modify, and distribute this software and its documentation for any purpose and without fee is hereby granted, provided that the above copyright notice appears in all copies and that both that copyright notice and this permission notice appear in supporting documentation. This software is provided "as is" without express or implied warranty.

5. Field of Use Notices.  Field of Use notices shall be placed on Distributed
   --------------------
   Products (and associated materials) as set forth in Section Error! Reference source not found. of the Agreement as follows:

     "This product is licensed and adapted only for certain limited, expressly approved uses, and solely as provided in the Customer Agreement (or, as applicable, the sublicense agreement) executed in connection with your receipt of this Product. No other licenses are granted. Specifically and without limitation no licenses: (i) to modify and/or reverse engineer this product; and/or (ii) any performance of clearinghouse functions have been granted. As more fully set forth in the Customer Agreement, clearinghouse functions are those activities using this product or derived from use of this Product that:

          (a) enable payment fulfillment or provision of consideration (including service fees, product fees or any other fees and/or charges) based at least in part on gathering and/or processing of electronic information conveyed by or associated with contents of DigiBox containers;

          (b) perform any audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one person; or

          (c) compile, aggregate, use and/or provide information relating to more than one person's use of one or more DigiBox containers and/or contents thereof for any consideration.

          Clearinghouse Functions shall include, for example, any of the following activities or services: (a) financial clearing; (b) providing object registry services and rights, permission, prices, and/or rules information for registered objects; (c) electronically certifying information such as authenticating identity, class membership or other attributes of identity context; (d) providing information based upon usage auditing, user profiling, and/or market surveying related to more than one person's use of one or more DigiBox container and/or contents thereof; and (e) employing information derived from user exposure to content such as advertising."

6. Warranty Notices and Disclaimers.
   --------------------------------
The following warranty notices shall be placed on all Distributed Products (and associated materials), as set forth in Section Error! Reference source not found. of the Agreement in the form here specified, and in bold letters, the following warranty disclaimer:

"THE INTERTRUST SOFTWARE HAS BEEN PROVIDED BY INTERTRUST TECHNOLOGIES CORPORATION ("INTERTRUST") SOLELY IN THE FORM OF MIDDLEWARE, "AS IS" AND WITHOUT
              ----------
WARRANTY BY INTERTRUST OF ANY KIND, AND, TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, INTERTRUST EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY OF NONINFRINGEMENT. THERE IS NO WARRANTY THAT THE FUNCTIONS CONTAINED IN THE INTERTRUST SOFTWARE WILL MEET YOUR

REQUIREMENTS OR THAT THE OPERATION THEREOF WILL BE UNINTERRUPED OR ERROR-FREE. INTERTRUST DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THIS PRODUCT WITH RESPECT TO ITS ACCURACY, RELIABILITY, SECURITY CAPABILITY, CURRENTNESS OR OTHERWISE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY ANY PERSON SHALL CREATE A WARRANTY IN ANY WAY WHATSOEVER RELATING TO INTERTRUST. THE ENTIRE RISK AS TO THE USE, PERFORMANCE AND RESULTS OF THIS PRODUCT IS ASSUMED BY YOU. THE EXCLUSION OF IMPLIED WARRANTIES IS NOT PERMITTED BY SOME JURISDICTION THUS, THE ABOVE EXCLUSION MAY NOT APPLY TO YOU."

Universal shall also include, in the same place, disclaimer of liability language as follows:

"YOU ACKNOWLEDGE TO AND FOR INTERTRUST'S BENEFIT AND THE BENEFIT OF THEIR DIRECTORS, EMPLOYEES OR AGENTS ("AGENTS") THAT THE INTERTRUST SOFTWARE, AS WITH MOST SOFTWARE, MAY CONTAIN BUGS AND IS NOT DESIGNED OR INTENDED FOR USE IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE IN WHICH THE FAILURE OF THE APPLICATION SOFTWARE COULD LEAD TO DEATH, PERSONAL INJURY OR PHYSICAL OR ENVIRONMENTAL DAMAGE. INTERTRUST AND ITS AGENTS SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY LOSS SUFFERED AS THE RESULT OF A BREACH OF SECURITY INVOLVING INTERTRUST SOFTWARE, WHETHER OR NOT SUCH BREACH RESULTS FROM THE DELIBERATE, RECKLESS OR NEGLIGENT ACTS OF ANY PERSON.

UNDER NO CIRCUMSTANCES SHALL INTERTRUST OR ITS AGENTS BE LIABLE FOR ANY UNAUTHORIZED USE OF ANY CONTENT OF ANY PERSON, OR ANY USE OF THE SOFTWARE TO DEVELOP, DISTRIBUTE OR USE OF ANY MATERIAL THAT IS DEFAMATORY, SLANDEROUS, LIBELOUS OR OBSCENE, THAT PORTRAYS ANY PERSON IN A FALSE LIGHT, THAT CONSTITUTES AN INVASION OF ANY RIGHT TO PRIVACY OR AN INFRINGEMENT OF ANY RIGHT TO PUBLICITY, THAT GIVES RISE TO ANY BREACH OF CONTRACT INVOLVING ANY THIRD PARTY OR TO ANY BUSINESS TORT OR SIMILAR CLAIM OF A THIRD PARTY OR ANY VIOLATION OF ANY FOREIGN, FEDERAL, STATE OR LOCAL STATUTE OR REGULATION, OR THAT OTHERWISE CAN BE REASONABLY LIKELY TO EXPOSE DEVELOPER OR INTERTRUST TO CRIMINAL OR CIVIL ACTIONS.

IN NO EVENT WILL INTERTRUST AND/OR ITS AGENTS BE LIABLE TO YOU FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE
LIKE) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF INTERTRUST AND/OR ITS AGENTS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. TO THE EXTENT AS APPLIED IN A PARTICULAR CIRCUMSTANCE ANY DISCLAIMER OR LIMITATION ON DAMAGES OR LIABILITY SET FORTH HEREIN IS WHOLLY PROHIBITED BY APPLICABLE LAW, THEN,

INSTEAD OF THE PROVISIONS HEREOF IN SUCH PARTICULAR CIRCUMSTANCE, INTERTRUST AND ITS AGENTS SHALL BE ENTITLED TO THE MAXIMUM DISCLAIMERS AND/OR LIMITATIONS ON DAMAGES AND LIABILITY AVAILABLE AT LAW OR IN EQUITY BY SUCH APPLICABLE LAW IN SUCH PARTICULAR CIRCUMSTANCE, IN NO EVENT TO EXCEED US$10."

7. Confidentiality and Trade Secret Notices.  Except as described below for
   ----------------------------------------
InterTrust Top Secret Information and unless the following already contains such notices included by InterTrust, Universal shall place trade secret notices in such places as specified in Section Error! Reference source not found. of the Agreement (as applicable) and as applicable, conspicuously and prominently: (a) on the cover, first page, and in noticeable form in the header or footer of all subsequent pages, of all printed copies of any InterTrust Confidential Information authorized under this Agreement, (b) on packaging of media containing such information, such as floppy disks, and (c) on the initial screen of all electronic copies of any InterTrust Confidential Information. For Confidential Information, the content of such trade secret notice provided to Licensee pursuant to the agreement between the parties.


        CONFIDENTIAL INFORMATION OF INTERTRUST TECHNOLOGIES CORPORATION

     Where InterTrust Technologies Corporation has provided Universal with Top Secret Information, Universal shall provide notices as set forth immediately above, having the following content:

TOP SECRET INTERTRUST INFORMATION, SUBJECT TO SPECIAL HANDLING PROCEDURES AS SET FORTH IN THE AGREEMENT BETWEEN THE PARTIES. DO NOT COPY, DISCLOSE, OR DISTRIBUTE.

                                                                    CONFIDENTIAL

                                   EXHIBIT H
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                      INTERTRUST MARK DENOTING COMPLIANCE
                      -----------------------------------


                         [LOGO OF METATRUST CERTIFIED]

                                                                    CONFIDENTIAL

                                   EXHIBIT I
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 FORM OF INTERTRUST CONFIDENTIALITY AGREEMENTS
                 ---------------------------------------------


                       InterTrust Top Secrecy Agreement
                       --------------------------------

                  InterTrust Non-Disclosure/Non-Use Agreement
                  -------------------------------------------

                  Universal Non-Disclosure/Non-Use Agreement
                  ------------------------------------------

                                                                    CONFIDENTIAL

                           NON-DISCLOSURE AGREEMENT
                           ------------------------
                    FOR INTERTRUST CONFIDENTIAL INFORMATION
                    ---------------------------------------

     THIS AGREEMENT (this "Agreement") is made effective as of ____ 199_ between
                           ---------
INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware corporation,
                                      ----------
___________ having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and ("Recipient"), an individual citizen of ________________,
                        ---------
residing at __________________________, and an employee of Universal Music Group, Inc. ("Universal"), a ______________________ corporation, with offices at
              ---------
70 Universal City Plaza, Universal City, California.

     The parties agree as follows:

1. Pursuant to a Technology Development and License Agreement dated April ___, 1999 between InterTrust and Universal (the "License Agreement"), InterTrust may
                                            -----------------
disclose to Universal certain confidential information including technical information embodied in and/or associated with InterTrust's InterTrust Technology including, without limitation, software products and/or other developments related to distributed, secure rights and/or event management, associated designs, inventions, plans, and other information, all of which such information shall conspicuously be marked by InterTrust with a notice or legend with the phrase "Confidential" or indicated as "Confidential" when disclosed orally or visually as provided in the License Agreement (the "Confidential
                                                              ------------
Information").  In consideration for such Confidential Information being
-----------
provided to Recipient, Recipient agrees to be bound by the terms of this Agreement. Disclosure of InterTrust Confidential Information to Recipient, and use and disclosure of Confidential Information received by Recipient, shall occur only in accordance with the terms and conditions of this Agreement.

2. For a period of three (3) years following the disclosure of any Confidential Information (such period to extend in perpetuity with respect to InterTrust technology), Recipient will retain such Confidential Information in confidence, and will discuss such Confidential Information only with other Universal employees and other individuals permitted to receive Confidential Information under the License Agreement (an "Individual Consultant") -- all of
                                             ---------------------
whom shall have a need to know said Confidential Information and who have executed a copy of this Agreement. Recipient shall not, without the prior written permission of InterTrust's Chairman or such other InterTrust officer as who has been designated in writing by InterTrust's Chairman (a "Designated
                                                                ----------
InterTrust Officer"), disclose Confidential Information to any person other than
------------------
as set forth immediately above. Furthermore, without express authorization of Universal as permitted by the License Agreement, the Recipient will not make copies, in whole or in part, of the Confidential Information, including translating, in whole or in part, the Confidential Information into another language and/or shipping the Confidential Information, in whole or in part, or any direct product thereof, to any other country. The undersigned will not use the Confidential Information in any manner that is not authorized by Universal and in full accordance with the License Agreement and the undersigned will use the Confidential Information solely in the exercise of Universal's rights as provided by the License Agreement. Under no circumstances will any Confidential Information subject to the export or import laws of any jurisdiction be transferred by Recipient without proper prior certification and notification of appropriate regulatory offices in applicable jurisdictions and InterTrust.

3. The undersigned will not use Confidential Information except in fulfillment of the undersigned's employee's and/or other individual's obligations with Universal, and for no other purposes whatsoever. The undersigned understands and acknowledges that the unauthorized use of Confidential Information may cause InterTrust very substantial damage, for which damages may be impossible to measure or inadequate to compensate. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction

                                                                    CONFIDENTIAL

against him or her, from a court of competent jurisdiction restraining such breach or demonstrable threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

4. In the event of a breach of this Agreement or the License Agreement or the termination of Recipient's employment with Universal, the undersigned will return by secure delivery means reasonably specified by InterTrust all physical embodiments of Confidential Information in the undersigned's possession to InterTrust promptly upon request by InterTrust, and in no event later than fifteen (15) days thereafter.

5. Notwithstanding any thing else in this Agreement, the confidentiality restrictions of this Agreement shall not apply to information that: (i) is or becomes known to the public through no breach of any of the undersigned's obligations under this Agreement, or Universal's or any other Universal employee's obligations of confidentiality to Universal and/or to InterTrust;
(ii) was known to Recipient prior to its disclosure by InterTrust, as evidenced through written documentation; (iii) shall have been independently developed by the Recipient without any reliance on or use of any InterTrust Confidential Information, as demonstrated through written documentation; or (iv) shall have been rightfully supplied to Recipient, with no obligation of confidentiality or non-use from a third party without any breach of any obligation of confidentiality to InterTrust or Universal (as applicable) as of the date such information is so supplied. In addition, the Recipient shall be entitled to disclose Confidential Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that the
                                                        -------- ----
undersigned shall provide prompt advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

6. If any provision or portion thereof in this Agreement shall be found or be held by a court of competent jurisdiction to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties. This agreement shall be governed by and construed under the laws of the United States and the Commonwealth of Virginia, USA, without reference to conflicts of laws principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

InterTrust Technologies Corporation          Recipient

By:_________________________________         By:________________________________

Name:_______________________________         Name:______________________________

Title:______________________________         Title:_____________________________

                                                                    CONFIDENTIAL

                             TOP SECRECY AGREEMENT
                             ---------------------
                      FOR CERTAIN INTERTRUST INFORMATION
                      ----------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of _________ 199_
                           ---------
between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware
                                              ----------
corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and ___________________________________("Recipient"), an
                                                           ---------
individual citizen of _______, residing at ______________________________, and an employee of Universal Music Group, Inc. ("Universal"), a ____________________
                                             ---------
corporation with offices at 70 Universal City Plaza, Universal City, California.

     The parties agree as follows:

1.   Purpose.
     -------

     (a) Pursuant to a Technology Development and License Agreement dated April __, 1999 between InterTrust and Universal (the "License Agreement"), InterTrust
                                                -----------------
may disclose to Universal certain information including load module related, encryption related, security related document manager related and/or other information considered Top Secret and proprietary by InterTrust and which shall conspicuously be marked with a notice or legend with the phrase "Top Secret" or confirmed as such after any oral or visual disclosure thereof as provided in the License Agreement (hereinafter referred to as the "InterTrust Top Secret
                                                   ---------------------
Information").  In consideration for said information being provided to
-----------
Recipient, Recipient agrees to be bound by the terms of this Agreement.

     (b) InterTrust wishes to protect the InterTrust Top Secret Information from unauthorized use and disclosure. Disclosure of InterTrust Top Secret Information to Recipient, and use and disclosure of Top Secret Information received by Recipient shall occur only in accordance with the terms and conditions of this Agreement.

2.   Non-Disclosure and Restrictions on Use of InterTrust Extremely
     --------------------------------------------------------------
     Confidential.
     ------------

     (a) Except as otherwise provided in an express written agreement signed by InterTrust's Chairman or other such person designated in writing by the Chairman or President (a "Designated InterTrust Officer"), Recipient agrees that he or
                 -----------------------------
she shall: (i) hold in strictest confidence and not disclose any InterTrust Top Secret Information to any person or entity either within or outside Universal, except to another Universal employee who has also signed a Top Secrecy Agreement and is authorized to receive Top Secret Information pursuant to the Licensed Agreement, or as expressly permitted in writing by a Designated InterTrust Officer; (ii) use InterTrust Top Secret Information solely for purposes authorized by the License Agreement: (iii) use said Top Secret Information in no other way whatsoever; (iv) apply the strictest feasible measures to protect the secrecy of, and prevent unauthorized disclosure or use of, InterTrust Top Secret information (which such measures shall not be less stringent than Universal uses to protect its own most highly sensitive and secret information); and (v) produce no physical embodiments of any portion of the Top Secret Information without the express written authorization of a Designated InterTrust Officer. Recipient agrees to notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of the InterTrust Top Secret Information which may come to Recipient's attention.

                                                                    CONFIDENTIAL

     (b) In the event Recipient is required by law, regulation or order of a court or other authority of competent jurisdiction to disclose InterTrust Top Secret Information, Recipient shall notify InterTrust as promptly as possible, and shall, upon InterTrust's request, reasonably assist in challenging or restricting the scope of such required disclosure. InterTrust Top Secret Information may be disclosed only upon InterTrust's prior written approval; provided that if Recipient notifies InterTrust that it has received an order
-------- ----
from a court of competent jurisdiction requiring disclosure of InterTrust Top Secret Information: (i) Recipient shall use reasonable efforts to resist disclosure (including filing motions to limit disclosure to in camera inspection); and (ii) if despite resisting such disclosure Recipient is required to produce such InterTrust Top Secret Information and faces material consequences should Recipient refuse to so comply, Recipient shall not be construed to have breached this Agreement or the License Agreement by disclosing such required information. In all events, Recipient subject to such required disclosure shall disclose only such information that is strictly required pursuant thereto and no further information and shall have provided InterTrust notices of such events on a frequent basis as here relevant.

3.   Return of Materials.  Upon request of a Designated InterTrust Officer at
     -------------------
any time after a breach of this Agreement or the License Agreement or the termination of Recipient's employment with Universal, Recipient shall immediately return to InterTrust all tangible embodiments of InterTrust Top Secret Information in Recipient's possession or otherwise under Recipient's control by such secure delivery means as reasonably specified by InterTrust.

4.   Equitable Remedies. Recipient agrees that unauthorized disclosure or use of
     ------------------
InterTrust Top Secret Information will cause InterTrust substantial and irreparable damage. Recipient further agrees that it may be impossible or inadequate to measure and calculate InterTrust's damages from any breach of the covenants set forth in Sections 2 and/or 3 hereof. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

5.   Governing Law: Jurisdiction and Venue. This Agreement shall be governed by
     -------------------------------------
and construed under the laws of the United States of America and the Commonwealth of Virginia, without reference to conflict of law principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

6.   Severability; Export Compliance. If any provision or portion thereof in
     -------------------------------
this Agreement shall be found or be held to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. Recipient certifies that no Top Secret Information, or any portion thereof, will be exported by Recipient to any country in violation of U.S. export regulations or other regulations applicable to Recipient and such information.

7.   Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
Recipient and InterTrust regarding the InterTrust Top Secret Information disclosed hereunder and supersedes all

                                                                    CONFIDENTIAL

oral or written agreements, either entered prior to or contemporaneously with this Agreement, concerning the InterTrust Top Secret Information, except the provisions of the License Agreement, the provisions of which shall be deemed to be supplemented hereby as of the date first written above. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties.

8    Successors. Subject to the limitations set forth in this Agreement, this
     ----------
Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

9    Notices. For all purposes hereof, any notice pursuant hereto shall be
     -------
deemed given upon receipt by the Party at the address indicated above.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTERTRUST TECHNOLOGIES                      RECIPIENT
CORPORATION

By:____________________________              By:____________________________

Name:__________________________              Name:__________________________

Title:_________________________              Title:_________________________

                                                                    CONFIDENTIAL

                           NON-DISCLOSURE AGREEMENT
                           -------------------------
                    FOR UNIVERSAL CONFIDENTIAL INFORMATION
                    --------------------------------------

     THIS AGREEMENT (this "Agreement") is made effective as of ____ 199_ between
                           ---------
Universal Music Group, Inc. ("Universal"), a Delaware corporation, with offices at 100 Universal City Plaza, Universal City, California, and ___________________ ("Recipient"), an individual citizen of ______, residing at ___________________,
 ----------
and an employee of InterTrust Technologies Corporation ("InterTrust"), a
                                                         ----------
Delaware corporation, ___________________, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486.

     The parties agree as follows:

1. Pursuant to a Technology Development and License Agreement dated _____ between InterTrust and Universal (the "License Agreement"), Universal may
                                       -----------------
disclose to InterTrust certain confidential information in accordance with the terms of the License Agreement including technical information embodied in and/or associated with Universal technology including, without limitation, software products and/or other developments, associated designs, inventions, plans, and other information all of which such information shall conspicuously be marked with a notice or legend with the phrase "Confidential" or indicated as "Confidential" when disclosed orally or visually as provided in the License Agreement ("Confidential Information"). In consideration for such Confidential Information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement. Disclosure of Universal Confidential Information to Recipient shall occur only in accordance with the terms and conditions of the License Agreement, and use and disclosure of Confidential Information received by Recipient shall occur only in accordance with the terms and conditions of this Agreement.

2. For a period of three (3) years following the disclosure of any Confidential Information, Recipient will retain such Confidential Information in confidence, and will discuss such Confidential Information only with other InterTrust employees or other individuals permitted to receive Confidential Information under the License Agreement (an "Individual Consultant") all of
                                             ---------------------
whom shall have a need to know said Confidential Information and who have executed a copy of this Agreement or other confidentiality agreement of InterTrust. Recipient shall not, without the prior written permission of a Universal officer (a "Designated Universal Officer"), disclose Confidential
                      -----------------------------
Information to any person other than as set forth immediately above. Furthermore, without express authorization of InterTrust as permitted by the License Agreement, the Recipient will not make copies, in whole or in part, of the Confidential Information, including translating, in whole or in part, the Confidential Information into another language and/or shipping the Confidential Information, in whole or in part, or any direct product thereof, to any other country. The undersigned will not use the Confidential Information in any manner that is not authorized by InterTrust and in full accordance with the License Agreement and the undersigned will use the Confidential Information solely in the exercise of InterTrust's rights and obligations as provided by the License Agreement. Under no circumstances will any Confidential Information subject to the export or import laws of any jurisdiction be transferred by Recipient without proper prior certification and notification of appropriate regulatory offices in applicable jurisdictions and Universal.

3. The undersigned will not use Confidential Information except in fulfillment of the undersigned's employee's and/or other individual's obligations with InterTrust, and for no other purposes whatsoever. The undersigned understands and acknowledges that the unauthorized use of Confidential Information may cause Universal very substantial damage, for which damages may be impossible to measure or inadequate to compensate. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, Universal will have available, in addition to any other right or remedy available, the right to obtain an injunction

                                                                    CONFIDENTIAL

against him or her, from a court of competent jurisdiction restraining such breach or demonstrable threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

4. In the event of a breach of this Agreement or the License Agreement or the termination of Recipient's employment with InterTrust, the undersigned will return by secure delivery means reasonably specified by Universal all physical embodiments of Confidential Information in the undersigned's possession to InterTrust promptly upon request by InterTrust, and in no event later than fifteen (15) days thereafter.

5. Notwithstanding anything else in this Agreement, the confidentiality restrictions of this Agreement shall not apply to information that: (i) is or becomes known to the public through no breach of any of the undersigned's obligations under this Agreement, or InterTrust's or any other InterTrust employee's obligations of confidentiality to InterTrust and/or Universal; (ii) was known to Recipient prior to its disclosure by Universal, as evidenced through written documentation; (iii) shall have been independently developed by the Recipient without any reliance on or use of any Universal Confidential Information, as demonstrated through written documentation; or (iv) shall have been rightfully supplied to Recipient, with no obligation of confidentiality or non-use from a third party without any breach of any obligation of confidentiality to Universal or InterTrust (as applicable) as of the date such information is so supplied. In addition, the Recipient shall be entitled to disclose Confidential Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that the
                                                        -------- ----
undersigned shall provide prompt advance notice thereof to Universal to enable Universal to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

6. If any provision or portion thereof in this Agreement shall be found or be held by a court of competent jurisdiction to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties. This agreement shall be governed by and construed under the laws of the United States and the Commonwealth of Virginia, USA, without reference to conflicts of laws principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Universal Limited                            Recipient


By:_______________________________           By:______________________________

Name:_____________________________           Name:____________________________

Title:____________________________           Title:___________________________

                                   EXHIBIT J
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

          INTERNAL PROCEDURES FOR TESTING VIRUSES AND Y2K COMPLIANCE
          ----------------------------------------------------------


The following are procedures and policies that InterTrust employees are instructed to routinely follow to avoid or minimize potential infection of any software virus. In addition, such checking is incorporated in QA testing before any software release.

 . Software code is routinely checked with commercially available third party virus software for existence of any viruses.

 . InterTrust currently has a site license to virus checking software by Network
  Associates.

 . InterTrust regularly receives from Network Associates updates designed to detect the latest known software viruses.

 . InterTrust's policy and practice is to keep source code under strict source control, using Clear Case software.

 . Employees are prohibited, under InterTrust's policies, from downloading or incorporating any software from any third party (including through the Internet) without first obtaining prior approval from an authorized technical manager whose responsibility is to test such software for viruses before any use by InterTrust employees.

 . InterTrust regularly educates new and existing employees regarding these procedures and policies.

As concerns Y2K, InterTrust Commerce 1.1 uses an internal representation for time that is not likely to be affected by Y2K or 638K time problems. All arithmetic and relational operations on time are performed using an internal representation for time. Conversion between the internal representation and the Gregorian calendar is based on well known tested algorithms that account for leap years.

The master source of InterTrust Time for all InterRights Points is the Transaction Authority. Each InterRights Point maintains what can be thought of as a virtual InterTrust Time clock that is used as a source of time for all operations within the InterRights Point. As necessary the virtual clock is re-synchronized with the master source of time at the Transaction Authority system.

Persistent storage of a time value as part of a control or business rule, in a DigiBox container or in the Protected Database utilizes a serialized byte stream of the internal representation of time that should make the persistent value platform independent.

                                                                    CONFIDENTIAL

                                   EXHIBIT K
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                              JOINT PRESS RELEASE
                              -------------------

[LOGO OF INTERTRUST]
                                                                    News Release

For further information contact:
Joseph Jennings, InterTrust Technologies Corp.: 408-222-6270, jjennings@intertrust.com
XXXXXXXXXX, Universal: XXX-XXX-XXXX, XXXX@universal.com
Leigh Ann Varney, Varney Business Communications: 415-387-7250, lavsfo@wenet.net

UNIVERSAL MUSIC GROUP SELECTS INTERTRUST FOR DIGITAL RIGHTS MANAGEMENT

Universal Music Group Plans To Employ InterTrust Technology

     Los Angeles and Sunnyvale, CA -- April XX, 1999 -- Universal Music Group (Universal) and InterTrust Technologies Corporation (InterTrust), the MetaTrust Utility(TM), today announced a long-term agreement regarding deploying and disseminating MetaTrust Certified(TM) applications and services. A pilot project exploring enhanced rights management and digital music merchandising will be launched later this year.

     Universal conducted a broad study of the existing and proposed digital rights management technology solutions and selected InterTrust technology as its preferred rights management platform for electronic commerce and management for music. Universal selected InterTrust(R) technology because it provides persistent protection of content, flexible business models, and can extend stakeholder rights management to new entertainment and information appliances such as secure MP3Player devices, set-top boxes, and DVD.

     "We selected InterTrust as our preferred digital rights management platform to enable Universal to facilitate music industry digital distribution," said Lawrence Kenswil, Executive Vice President Universal Music Group. "InterTrust products provide an unusually rich array of capabilities and many unique features, and InterTrust has led the way in defining what is possible in the realm of digital content distribution."

     "We believe InterTrust products provide, in combination with other technologies, provides

                                                                    CONFIDENTIAL

the tools our industry needs to meet the challenges, and realize the exciting opportunities, of the rapidly developing digital world."

     "We are pleased that Universal has chosen to partner with InterTrust in meeting the challenges of the marketplace," said Victor Shear, founder, chairman and chief executive officer of InterTrust. "Universal is a world leader in entertainment products and services, and entertainment is a first mover in the new digital economy. Universal can use InterTrust technology to change the economics of the music industry, increase customer satisfaction, and combine with other labels and technology companies to realize the huge growth potential in music related digital products."

Universal Music Group
     Need copy.

InterTrust

InterTrust Technologies Corporation, the MetaTrust Utility, provides a groundbreaking, interoperable, trusted and secure foundation for efficient electronic commerce. InterTrust software products and services enable the sale, fulfillment and protection of digital content over any digital media, including the Internet, DVD and future commerce appliances. InterTrust technology also serves as a foundation for many other forms of trusted commercial interaction.

Since early 1990, InterTrust has been researching and inventing technologies that enable fundamental elements of the future, interoperable digital commerce world. In the entertainment and device markets, InterTrust technologies have been a principal factor in the shaping of digital rights management industry standards. For example, InterTrust played a formative role in the creation of the MPEG-4 Intellectual Property Management and Protection (IPMP) interface and the Open Platform Initiative for Multimedia Access (OPIMA). InterTrust is the only company in the world to ship technology supporting MPEG-4 IPMP, and is the only company providing a broad range rights management "plug-in" infrastructure for secure MP3.

MetaTrust Utility core partners include Mitsubishi Corporation, National Westminster Bank Plc. and Rights Exchange, Inc. (formerly SoftBank Net Solutions). Builder partners include Computacenter (UK) Ltd., Science Applications International Corporation (SAIC), and Fraunhofer IIS.

                                                                    CONFIDENTIAL

InterTrust's Strategic Technologies and Architectural Research Laboratory (STAR
Lab) is the world's first computer laboratory whose primary focus is electronic commerce and digital rights management. Founded in 1990, InterTrust is a privately held company with a staff of over 130, and has offices in Sunnyvale, California, New York City, Washington, D.C., and the United Kingdom.

                                      ##

      Copyright (C) 1999 InterTrust Technologies Corporation. All rights reserved. InterTrust is the registered trademark of InterTrust Technologies
Corporation, and the InterTrust logo, MetaTrust, MetaTrust Utility and MP3Plus are trademarks of InterTrust Technologies Corporation, all of which may or may not be used in certain jurisdictions.